     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2017



                                                     REGISTRATION NOS. 002-39272
                                                                   AND 811-02162
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 ------------
                                    FORM N-4



          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                     PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                   POST-EFFECTIVE AMENDMENT NO. 64                    [X]
    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                           AMENDMENT NO. 34                           [X]


                       (Check appropriate box or boxes.)
                                 ------------
                     GENERAL AMERICAN SEPARATE ACCOUNT TWO
                           (Exact Name of Registrant)


                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                              (Name of Depositor)


                  13045 TESSON FERRY ROAD, ST. LOUIS, MO 63128
        (Address of Depositor's Principal Executive Offices) (Zip Code)
               Depositor's Telephone Number, including Area Code:
                                 (212) 578-9500
                                 ------------

                                JOHN M. RICHARDS
                           ASSISTANT GENERAL COUNSEL

                      METROPOLITAN LIFE INSURANCE COMPANY
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111
                    (Name and address of Agent for Service)
                 Approximate Date of Proposed Public Offering:

              On May 1, 2017 or as soon thereafter as practicable.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2017 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Group and Individual Variable Annuity Contracts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                               PROSPECTUS FOR THE
                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS


This prospectus describes certain group and individual variable annuity contracts (Contracts) offered by General American Life Insurance Company (General American, or the Company, or "we," "us," or "our"). The Contracts are deferred variable annuities. The Contracts have been offered as non-qualified annuities, individual retirement annuities (IRAs), tax sheltered annuities
(TSAs), or pursuant to other qualified plans. These Contracts provide for accumulation of contract values and annuity payments on a fixed or variable basis, or a combination fixed and variable basis. Sales of the Contracts have been discontinued with certain exceptions. Please contact your broker for further details.


The Contracts have a number of investment choices (1 General Account and 8 Investment Funds (the "Funds")). The General Account is part of our general assets and provides an investment rate guaranteed by us. The eight Funds available, which are listed below, are portfolios of Brighthouse Funds Trust I, Brighthouse Funds Trust II, and Fidelity(R) Variable Insurance Products. You can put your money in any of these Funds which are offered through our separate account, General American Separate Account Two (the "Separate Account"). The Separate Account has Divisions, each of which invests in a corresponding Fund.

BRIGHTHOUSE FUNDS TRUST I (FORMERLY MET INVESTORS SERIES TRUST) -- CLASS A
--------------------------------------------------------------------------


     MFS(R) Research International Portfolio



BRIGHTHOUSE FUNDS TRUST II (FORMERLY METROPOLITAN SERIES FUND) -- CLASS A
-------------------------------------------------------------------------


     BlackRock Large Cap Value Portfolio
     BlackRock Ultra-Short Term Bond Portfolio

  Brighthouse/Wellington Balanced Portfolio (formerly Met/Wellington Balanced
     Portfolio)

     Jennison Growth Portfolio

  MetLife Aggregate Bond Index Portfolio (formerly Barclays Aggregate Bond
     Index Portfolio)

     MetLife Stock Index Portfolio


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS
--------------------------------------------------------

     Equity-Income Portfolio



Current prospectuses for the Funds can be obtained by calling 1-800-449-6447.



Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 1, 2017). The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 449-6447 (toll free) or write us at: 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. The Table of Contents of the SAI is on Page 39 of this Prospectus.



The Contracts:


   o     are not bank deposits
   o     are not federally insured
   o     are not endorsed by any bank or government agency
   o     are not guaranteed and may be subject to loss of principal


THE SEC HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  MAY 1, 2017

                               TABLE OF CONTENTS



INDEX OF SPECIAL TERMS..............................................  4
SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES.........................  4
HIGHLIGHTS..........................................................  7
THE COMPANY.........................................................  8
THE ANNUITY CONTRACTS...............................................  8
PURCHASE............................................................  8
Purchase Payments...................................................  9
Allocation of Purchase Payments.....................................  9
FUNDS............................................................... 10
Additional Information Regarding the Funds.......................... 11
Share Class of the Funds............................................ 13
The General Account................................................. 13
Transfers........................................................... 13
Restrictions on Transfers........................................... 13
Additions, Deletions and Substitutions.............................. 15
EXPENSES............................................................ 15
Surrender Charges (Contingent Deferred Sales Charge)................ 15
Charge-Free Amounts................................................. 16
Administrative Charge............................................... 16
Transfer Charge..................................................... 17
Mortality and Expense Risk Charge................................... 17
Premium and Other Taxes............................................. 17
Fund Expenses....................................................... 18
Exchange Program.................................................... 18
ACCUMULATED VALUE................................................... 18
Accumulated Value................................................... 18
Net Investment Factor............................................... 18
ACCESS TO YOUR MONEY................................................ 19
Surrenders and Partial Withdrawals.................................. 19
Termination Benefits................................................ 20
DEATH BENEFIT....................................................... 20
Death of Contract Owner During the Accumulation Phase............... 20
Death of Annuitant During the Accumulation Phase.................... 21
Death of Contract Owner or Annuitant During the Income Phase........ 21
Special Tax Considerations.......................................... 21
Avoiding Probate.................................................... 21
ANNUITY PAYMENTS.................................................... 21
Annuity Income Options.............................................. 22
Value of Variable Annuity Payments.................................. 23

FEDERAL INCOME TAX CONSIDERATIONS........................................ 23
Non-Qualified Annuity Contracts.......................................... 24
Qualified Annuity Contracts.............................................. 28
PERFORMANCE ADVERTISING.................................................. 35
OTHER INFORMATION........................................................ 36
Separate Account Two..................................................... 36
Distributor of the Contracts............................................. 36
Legal Proceedings........................................................ 37
Voting Rights............................................................ 37
Written Notice or Written Request........................................ 37
Cybersecurity............................................................ 37
Deferment of Payment..................................................... 38
Ownership................................................................ 38
The Beneficiary.......................................................... 38
Assignments.............................................................. 39
Financial Statements..................................................... 39
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............. 39
APPENDIX A............................................................... 40
Historical Table of Units and Unit Values for Qualified Plans............ 40
Historical Table of Units and Unit Values for Non-Qualified Plans........ 40
Table of Units and Unit Values........................................... 40
Notes on Appendix A...................................................... 44

                             INDEX OF SPECIAL TERMS


Because of the complex nature of the Contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.



                                             PAGE
                                            -----
        Accumulation Phase...............     8
        Annuitant........................    21
        Annuity Commencement Date........    21
        Annuity Income Options...........    22
        Annuity Payments.................     8
        Beneficiary......................    21
        Business Day.....................     9
        General Account..................    13
        Good Order.......................     9
        Income Phase.....................     8
        Funds............................    10
        Non-Qualified....................    24
        Owner............................    38
        Purchase Payment.................     9
        Qualified........................    24
        Tax Deferral.....................     8


                  SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer accumulated values between investment choices. State premium taxes may also be deducted.


OWNER TRANSACTION EXPENSES (1)


SURRENDER CHARGES (EXPRESSED AS A PERCENTAGE OF AMOUNT WITHDRAWN) 9% (SEE NOTE
2)

NOTES:

(1) For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments, an administrative charge of $10 per year is imposed during the accumulation phase and a $5 transfer charge is imposed whenever funds are transferred between the General Account and the Separate Account. General American is currently waiving the administrative charge and the transfer charge for Contracts sold prior to May 8, 1982, but reserves the right to charge the fees in the future. No Surrender Charge applies to these Contracts.

(2) The Surrender Charge is expressed as a percentage of the amount withdrawn.


  First Contract Year             9.00%
  Second Contract Year            8.00%
  Third Contract Year             7.00%
                                           The Surrender Charge is levied only when you withdraw money
  Fourth Contract Year            6.00%
                                           from your Contract. The first 10% of the account value you
  Fifth Contract Year             5.00%
                                           withdraw in any Contract Year will not have a Surrender Charge
  Sixth Contract Year             4.00%
                                           applied to it.
  Seventh Contract Year           3.00%
  Eighth Contract Year            2.00%
  Ninth Contract Year             1.00%



TRANSFER FEE:   None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.


SEPARATE ACCOUNT ANNUAL FEES
(AS A PERCENTAGE OF THE ACCUMULATED VALUE OF YOUR CONTRACT)


        Mortality and Expense Risk Charge:            1.00%(1)
                                                      -------
        TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES:     1.00%

(1) For contracts issued prior to February 23, 1988 that are invested in the BlackRock Large Cap Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the BlackRock Large Cap Value Division by General American which equates to an annual ratio of 0.75% for these net assets.



FUND EXPENSES AS OF DECEMBER 31, 2016


The first table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. The second table shows the annual operating expenses for each Fund for the year ended December 31, 2016, before and after any applicable contractual expense subsidy or expense deferral arrangement. Certain Funds may impose a redemption fee in the future. More detail concerning each Fund's fees and expenses is contained in the Prospectuses for the Funds.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                        MINIMUM     MAXIMUM
                                                                       ---------   --------
        TOTAL ANNUAL FUND OPERATING EXPENSES
        (expenses that are deducted from Fund assets, including
         management fees, distribution and/or service (12b-1) fees,
         and other expenses)                                            0.27%       0.74%


FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.



                                               DISTRIBUTION               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                  AND/OR                 FUND FEES     ANNUAL        AND/OR       ANNUAL
                                  MANAGEMENT      SERVICE       OTHER       AND      OPERATING      EXPENSE      OPERATING
FUND                                  FEE      (12B-1) FEES   EXPENSES    EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------- ------------ -------------- ---------- ----------- ----------- --------------- ----------
BRIGHTHOUSE FUNDS TRUST I --
 CLASS A
MFS(R) Research International
 Portfolio                          0.70%          --          0.04%        --        0.74%     0.06%             0.68%
BRIGHTHOUSE FUNDS TRUST II --
 CLASS A
BlackRock Large Cap Value
 Portfolio                          0.63%          --          0.03%        --        0.66%     0.03%             0.63%
BlackRock Ultra-Short Term Bond
 Portfolio                          0.35%          --          0.03%        --        0.38%     0.02%             0.36%
Brighthouse/Wellington Balanced
 Portfolio                          0.46%          --          0.09%        --        0.55%       --              0.55%
Jennison Growth Portfolio           0.60%          --          0.02%        --        0.62%     0.08%             0.54%

                                              DISTRIBUTION               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                 AND/OR                 FUND FEES     ANNUAL        AND/OR        ANNUAL
                                 MANAGEMENT      SERVICE       OTHER       AND      OPERATING      EXPENSE      OPERATING
FUND                                 FEE      (12B-1) FEES   EXPENSES    EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------- ------------ -------------- ---------- ----------- ----------- --------------- -----------
MetLife Aggregate Bond Index
 Portfolio                         0.25%          --          0.03%      --          0.28%     0.01%           0.27%
MetLife Stock Index Portfolio      0.25%          --          0.02%      --          0.27%     0.01%           0.26%
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio            0.45%          --          0.09%    0.05%         0.59%     --              0.59%



The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.



EXAMPLES:


These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses. (1)


The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: (a) maximum and (b) minimum fees and expenses of any of the Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract at the end of the applicable time period:



                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
  (a) MAXIMUM:            $1,541     $1,619      $1,810      $2,398
  (b) MINIMUM:            $1,496     $1,482      $1,577      $1,909


(2) If you do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:



                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
  (a) MAXIMUM:             $641        $989      $1,360      $2,398
  (b) MINIMUM:             $596        $852      $1,127      $1,909


For Contracts issued prior to May 1, 1982:


(1) If you surrender your Contract, do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:



                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                         --------   ---------   ---------   ---------
  (a) MAXIMUM:             $641        $989      $1,360      $2,398
  (b) MINIMUM:             $596        $852      $1,127      $1,909

Please remember that the Examples are simply illustrations and do not reflect past or future expenses. Your actual expenses may be higher or lower than those reflected in the Examples. Similarly your rate of return may be more or less than the 5% assumed in the Examples.


NOTE:

(1) The Examples do not reflect premium taxes (which may range up to 3.5%, depending on the jurisdiction).


Condensed financial information containing the Accumulation Unit Value history appears at the end of this Prospectus in Appendix A.


                                   HIGHLIGHTS


The variable annuity Contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our General Account and 8 Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Funds you will bear the entire investment risk.


The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.


You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments is level for the payout period.


If you or the annuitant dies during the accumulation phase of the Contract, the beneficiary (or beneficiaries) will receive the death benefit under the Contract (see "Death Benefit" for more information). There is no death benefit during the income phase; however, depending on the annuity payment option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed annuity payments) will be paid to your beneficiary (or beneficiaries) (see "Annuity Payments" for more information).


Free Look. If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your Contract that is invested in the Funds plus any purchase payments you allocated to the General Account.


Tax Penalty. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.


FOR ANY TAX QUALIFIED ACCOUNT (E.G. INDIVIDUAL RETIREMENT ACCOUNTS), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.


Inquiries. If you need more information or require assistance after you purchase a Contract, please contact us at:


     General American's Variable Annuity Administration Department
     P.O. Box 19098
     Greenville, SC 29602-9098
     (800) 449-6447

All inquiries should include the Contract number and the name of the Contract owner and/or the annuitant.


Subsequent Purchase Payments. All subsequent purchase payments should be mailed to:


     General American's Variable Annuity Administration Department
     P.O. Box 19098
     Greenville, SC 29602-9098;


or the address provided in any correspondence we send to you.


IF YOU SEND YOUR PURCHASE PAYMENTS OR TRANSACTION REQUESTS TO AN ADDRESS OTHER THAN THE ONE WE HAVE DESIGNATED FOR RECEIPT OF SUCH PURCHASE PAYMENTS OR REQUESTS, WE MAY RETURN THE PURCHASE PAYMENT TO YOU, OR THERE MAY BE A DELAY IN APPLYING THE PURCHASE PAYMENT OR TRANSACTION TO YOUR CONTRACT.


                                  THE COMPANY



We are a direct, wholly-owned subsidiary of MetLife, Inc., whose principal office is located at 200 Park Avenue, New York, New York 10166-0188. We are licensed to sell life insurance in 49 states, the District of Columbia, and Puerto Rico. Our Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


We conduct a conventional life insurance business. Assets derived from our business should be considered by purchasers of variable annuity contracts only as bearing upon our ability to meet our obligations under the variable annuity contracts and should not be considered as bearing on the investment performance of the Separate Account.



                             THE ANNUITY CONTRACTS


This Prospectus describes the variable annuity Contracts that we are offering.


An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your Contract enters the income phase.


The Contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.


The Contract is called a variable annuity because you can choose among the Funds, and depending upon market conditions, you can make or lose money in any of these Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will depend upon the interest we credit to the General Account.


The Contracts consist of a group variable annuity contract for use in Tax Sheltered Annuity (Section 403(b) annuity) Plans (TSA), and individual variable annuity contracts for use in HR-10 (Keogh) Plans, Individual Retirement Annuity
(IRA) Plans, Simplified Employee Pension Plans, and non-qualified retirement plans. When you buy a TSA under the group variable annuity contract, we issue you a certificate which sets out all of your rights and benefits.


                                    PURCHASE


You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a Contract or certificate if the annuitant is older than 79 1/2.

PURCHASE PAYMENTS


The minimum initial purchase payment permitted is $25. Afterwards, the purchase payments must be at least $25 and cannot exceed the annual equivalent of twice the initial purchase payment. For example, if you established a planned purchase payment of $50.00 per month, the total of all purchase payments in any Contract year could not exceed $1,200. Any purchase payments in excess of this amount will be accepted only after our prior approval.


Additional purchase payments on qualified Contracts are limited to proceeds from certain qualified plans. Purchase payments for other types of Contracts can be made at any time during the accumulation phase so long as the annuitant is living.


We accept purchase payments made by check or cashier's check. We also accept purchase payments in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. We do not accept cash, money orders or travelers checks. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money" below.)


You may elect to make purchase payments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under a Contract. You can also ask us to bill you for planned purchase payments.


Qualified Contracts under Section 403(b). If your Contract was issued as a Qualified Contract under Section 403(b) of the Code in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments (if permitted) as significant adverse tax consequences may result from such additional payments. (See "Federal Income Tax Considerations.")


ALLOCATION OF PURCHASE PAYMENTS


You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Funds and/or the General Account. However, the requested allocations must be in whole number percentages, which total 100%, and involve amounts of at least $25. You can change the allocation instructions for future purchase payments by sending a written notice.



We reserve the right to make certain changes to the Funds, (See "Funds - Additions, Deletions and Substitutions.")



A request or transaction generally is considered in good order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.


If the application is in good order, the initial purchase payment will be credited within two business days after receipt of the application. However, if an application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days while attempting to complete the application. If the application cannot be made in good order within five business days, the initial purchase payment will be returned immediately unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day.


Our business days are each day when both the New York Stock Exchange and we are open for business. The following are not business days for us: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day. Our business day ends when the New York Stock Exchange closes, usually 4:00 PM Eastern Time.

If your employer submits purchase payments to us on your behalf, please note that if the employer does not remit planned purchase payments on a timely basis in accordance with the established schedule for making planned purchase payments, you may not participate in investment experience under the Contract until the purchase payment has been received and credited to your Contract in accordance with our established administrative procedures.


                                     FUNDS


The Contract gives you the choice of allocating purchase payments to our General Account, or to one or more of the Funds listed below. The Funds are managed by investment advisers. Additional Funds may be made available in the future.



Each of these Funds has a separate prospectus. You should read the Fund prospectus carefully before you decide to allocate your assets to the Fund. Current prospectuses for the Funds can be obtained by calling 1-800-449-6447.




FUND                                 INVESTMENT OBJECTIVE                    INVESTMENT ADVISER/SUBADVISER
----------------------------------   -------------------------------------   ---------------------------------
BRIGHTHOUSE FUNDS TRUST I
 (FORMERLY MET INVESTORS SERIES
 TRUST) -- CLASS A
MFS(R) Research International        Seeks capital appreciation.             Brighthouse Investment Advisers,
 Portfolio                                                                   LLC
                                                                             Subadviser: Massachusetts
                                                                             Financial Services Company
BRIGHTHOUSE FUNDS TRUST II
 (FORMERLY METROPOLITAN SERIES
 FUND) -- CLASS A
BlackRock Large Cap Value            Seeks long-term growth of capital.      Brighthouse Investment Advisers,
 Portfolio                                                                   LLC
                                                                             Subadviser: BlackRock Advisors,
                                                                             LLC
BlackRock Ultra-Short Term Bond      Seeks a high level of current           Brighthouse Investment Advisers,
 Portfolio                           income consistent with preservation     LLC
                                     of capital.                             Subadviser: BlackRock Advisors,
                                                                             LLC
Brighthouse/Wellington Balanced      Seeks long-term capital                 Brighthouse Investment Advisers,
 Portfolio (formerly                 appreciation with some current          LLC
 Met/Wellington Balanced             income.                                 Subadviser: Wellington
 Portfolio)                                                                  Management Company LLP
Jennison Growth Portfolio            Seeks long-term growth of capital.      Brighthouse Investment Advisers,
                                                                             LLC
                                                                             Subadviser: Jennison Associates
                                                                             LLC
MetLife Aggregate Bond Index         Seeks to track the performance of       Brighthouse Investment Advisers,
 Portfolio (formerly Barclays        the Bloomberg Barclays                  LLC
 Aggregate Bond Index Portfolio)     U.S. Aggregate Bond Index.              Subadviser: MetLife Investment
                                                                             Advisors, LLC

FUND                              INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
-------------------------------   ---------------------------------------   ---------------------------------
MetLife Stock Index Portfolio     Seeks to track the performance of         Brighthouse Investment Advisers,
                                  the Standard & Poor's 500(R)              LLC
                                  Composite Stock Price Index.              Subadviser: MetLife Investment
                                                                            Advisors, LLC
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio           Seeks reasonable income. The fund         Fidelity Management & Research
                                  will also consider the potential for      Company
                                  capital appreciation. The fund's goal     Subadviser: FMR Co., Inc.
                                  is to achieve a yield which exceeds
                                  the composite yield on the
                                  securities comprising the S&P
                                  500(R) Index.


ADDITIONAL INFORMATION REGARDING THE FUNDS


The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain investment advisers manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Funds have the same investment advisers.


A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


Shares of the Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.


For more information regarding the investment adviser and the subadvisers of the Funds see the Statement of Additional Information about the Contracts, and also see the Fund prospectuses and Statement of Additional Information.


You can also get information about the Funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.



Brighthouse Investment Advisers, LLC ("Brighthouse Advisers") serves as Investment Adviser for each Portfolio of Brighthouse Funds Trust I and Brighthouse Funds Trust II. Brighthouse Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds. Each subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.



Certain Payments We Receive with Regard to the Funds



An investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of its affiliates. Prior to March 6, 2017, Brighthouse

Investment Advisers, LLC was known as MetLife Advisers, LLC and as of the date of this prospectus, our affiliate. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.25% for this Contract.


Additionally, an investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


As of the date of this prospectus, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. We will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See "Separate Account Table of Fees and Expenses" (annual operating expenses for the Funds), for information on the management fees paid by the Funds and the Statement of Additional Information for the Funds for information on the management fees paid by the advisers to the subadvisers.) In 2016, MetLife, Inc. announced plans to pursue the separation, through one or more transactions, of a substantial portion of its U.S. retail business, including Brighthouse Investment Advisers, LLC, then known as MetLife Advisers, LLC. The new separate retail business will be organized under a holding company named Brighthouse Financial, Inc. ("Brighthouse"). Following these transactions, Brighthouse Investment Advisers, LLC will be a wholly-owned subsidiary of Brighthouse and will no longer be affiliated with MetLife, Inc., and it is expected that MetLife, Inc. and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers and/or its affiliates of the type described in the second preceding paragraph. Additionally, it is expected that MetLife, Inc. and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers and/or its affiliates in an amount approximately equal to the profit distributions they would have received had these transactions not occurred.


We select the Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliate than those that are not, we may be more inclined to offer portfolios advised by our affiliate in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract owners. In some cases, we have included Funds based on recommendations made by selling firms. These selling firms may receive payments from the Underlying Funds they recommend and may benefit accordingly from the allocation of contract value to such Underlying Funds.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.


SHARE CLASS OF THE FUNDS


The Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. Current prospectuses for the Funds may be obtained by calling 1-800-449-6447. The following classes of shares are available under the Contract:



   o For the Brighthouse Funds Trust I, we offer Class A shares of the available Funds.
   o For the Brighthouse Funds Trust II, we offer Class A shares of the available Funds.
   o For the Fidelity(R) Variable Insurance Products Fund, we offer Initial Class shares.



THE GENERAL ACCOUNT


If you elect the General Account (the general assets of the insurance company other than separate account assets), we will credit interest at an effective annual rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the General Account under the Contracts. We may, at our sole discretion, credit a higher rate of interest to the General Account, or to amounts allocated or transferred to the General Account. Where permitted by state law, we also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract.


TRANSFERS


You may transfer amounts as follows:


   1.    Between the General Account and one or more of the Funds; or
   2.    Among the Funds.


These transfers will be subject to the following rules:


   1. Transfers must be made by written request. We also permit transfer requests by telephone, provided we have a Telephone Authorization Form in good order completed by you.
   2. Transfers from or among the Funds may be made at any time and must be at least $100 or the entire amount of a Fund, if smaller.
   3. Transfers from the General Account to the Funds may be made once each year on the Contract's anniversary date and must be at least $100 but no more than 25% of the amount in the General Account prior to the transfer.


We reserve the right to restrict transfers out of the General Account with respect to timing, frequency and amount. Currently, we are not imposing these limits but we may reimpose them at any time.


We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.


RESTRICTIONS ON TRANSFERS



RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract owners to transfer contract value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in international, small-cap, and high-yield Funds, and we monitor transfer activity in the following Monitored Fund:


     MFS(R) Research International Portfolio


We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Fund within given periods of time. For example, we currently monitor transfer activity of the Monitored Fund to determine if, in a three-month period there were two or more "round trips" of a certain dollar amount. A round-trip generally is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount will trigger the transfer restrictions described below. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS.


We may change the Monitored Fund(s) at any time without notice in our sole discretion.



Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Fund that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Fund under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.



Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Contract owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.



The Funds may have adopted their own policies and procedures with respect to frequent transfers of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the frequent transfer policies established by the Fund.

In addition, Contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract owners engaged in frequent trading, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract owner).You should read the Fund prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the portfolio manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.



ADDITIONS, DELETIONS AND SUBSTITUTIONS


We may be required to substitute another Fund for one of the Funds you have selected. We would not do this without the prior approval of the Securities and Exchange Commission and applicable state insurance departments. We may also limit further investment in a Fund. We will give you notice of our intent to take either of these actions.


                                    EXPENSES


There are charges and other expenses associated with the Contracts that reduce the return on your investment in the Contract. These charges and expenses are:


SURRENDER CHARGES (CONTINGENT DEFERRED SALES CHARGE)


For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments to cover sales and distribution expenses. Contracts sold afterwards impose surrender charges (sometimes referred to as a contingent deferred sales charge) to recover these costs. The surrender charge percentage is based on the age of the Contract as shown in the following schedule:

                                SURRENDER CHARGE


    NUMBER OF COMPLETE YEARS        PERCENTAGE CHARGE
 SINCE PURCHASING THE CONTRACT     ON AMOUNT WITHDRAWN
-------------------------------   --------------------
              0-1                          9%
               2                           8%
               3                           7%
               4                           6%
               5                           5%
               6                           4%
               7                           3%
               8                           2%
               9                           1%

A surrender charge will be imposed in the event of certain partial and full surrenders.



Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the surrender charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the contract value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.



We may not assess a surrender charge on required minimum distributions from qualified Contracts in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this Contract.


For participants of 403(b) arrangements, 401(a) plans, 401(k) plans and 457 plans, if you make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates, we may waive the surrender charge if it is permitted in your state.


Upon full surrender, the surrender charge is calculated by multiplying the surrender charge percentage by the Contract's accumulated value. The surrender charge is deducted from amounts remaining in your Contract, if sufficient. If not, the surrender charge is taken from the amount you requested to the extent necessary and the withdrawal is considered a full surrender. In addition, surrender charges are not applied in the event of the death or disability of the Contract owner or Annuitant, or in the event of annuitization after five Contract years.


The surrender charge will never exceed 9% of total net purchase payments.


CHARGE-FREE AMOUNTS


If a Contract is within the nine year surrender charge period (the first nine Contract years), an amount may be withdrawn up to 10% of your accumulated account value (determined as of the date we receive the withdrawal request) each Contract year without incurring a surrender charge. Any percentages of your accumulated value previously withdrawn during a Contract year are subtracted from 10% in calculating the remaining percentage of account value that is available for withdrawal during the same Contract year. Any unused portion that may be surrendered without a surrender charge in one Contract year does not carry over to the next Contract year.


ADMINISTRATIVE CHARGE


For Contracts sold prior to May of 1982, an administrative charge of $10 per year is also imposed during the accumulation phase. We are currently waiving this administrative charge, but reserve the right to impose the charge in the future.

TRANSFER CHARGE


For Contracts sold prior to May of 1982, a $5 charge is imposed whenever funds are transferred between the General Account and the Separate Account. We are currently waiving this transfer charge, but we reserve the right to impose the charge in the future.


MORTALITY AND EXPENSE RISK CHARGE


During both the accumulation phase and the income phase, charges to cover mortality and expense risk are made each business day as a percentage of the accumulated value of the Contract. The charge for mortality and expense risk is 1% annually. (For contracts issued prior to February 23, 1988 that are invested in the BlackRock Large Cap Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the BlackRock Large Cap Value Division by General American which equates to an annual ratio of 0.75% for these net assets.)


The mortality risk assumed by us is that annuitants may live longer than the time estimated when the risk in the Contract is established. We agree to continue to pay annuity installments, determined in accordance with the annuity tables and other provisions contained in the Contract, and in accordance with the option selected (see "Annuity Income Options"), to each annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. The expense risk assumed by us is that if the charge for mortality and expenses is not sufficient to cover administrative expenses, the deficiency will be met from our General Account.


We can modify a group Contract prospectively, with respect to future participants, after the Contract has been in force for at least three years. No modifications can affect the annuitants in any manner without an annuitant's written consent, unless such modification is deemed necessary to give you or the annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.


PREMIUM AND OTHER TAXES


Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time the purchase payment is made, we may deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.


We also reserve the right to deduct from purchase payments, accumulated value, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the accumulated value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the contract that offset Variable Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

FUND EXPENSES


There are deductions from and expenses paid out of the assets of the various Funds, which are described in the Fund prospectuses. Current prospectuses for the Funds may be obtained by calling 1-800-449-6447.


EXCHANGE PROGRAM


You may be eligible to exchange your Contract, provided it is no longer subject to any surrender charge, for a variable annuity contract issued by one of our affiliated insurance companies. If you choose to so exchange your Contract, our affiliate will waive any otherwise applicable withdrawal charges with respect to the new contract's value that is attributable to the exchanged assets. Any additional purchase payments contributed to the new contract will be subject to all fees and charges including the withdrawal charge.



Alternatively, we may waive by our written notice to you applicable withdrawal charges with respect to all or any portion of the contract value that is directly transferred to another funding vehicle or an annuity contract issued by us or one of our affiliated insurance companies.



                               ACCUMULATED VALUE


The accumulated value is the value of your Contract. It is the sum of your interest in the various Funds and our General Account.


ACCUMULATED VALUE


During the accumulation phase, the value of the variable portion of your Contract will go up or down depending upon the investment performance of the Fund(s) you choose. We calculate your accumulated value after the New York Stock Exchange closes each business day.


Your accumulated value will be determined on a daily basis. On the date your initial net purchase payment is applied to the General Account and/or the Funds, your accumulated value in a Fund will equal the portion of any purchase payment allocated to the Fund.


Thereafter, on each business day, the accumulated value in a Fund will equal:


   1. The accumulated value in the Fund on the preceding business day, multiplied by the Fund's Net Investment Factor (defined below) for the business day; plus
   2. Any purchase payments received during the current business day which are allocated to the Fund; plus
   3. Any amounts transferred to the Fund from the General Account or from another Fund during the current business day; minus
   4. That portion transferred from the Fund to the General Account, or another Fund during the current business day (including any transfer charges); minus
   5. Any partial withdrawals from the Fund during the current business day; minus
   6. Any withdrawal or surrender charges incurred during the business day in connection with a partial withdrawal.


NET INVESTMENT FACTOR


The Net Investment Factor measures the investment performance of a Fund from business day to business day. The Net Investment Factor for each Fund for a business day is calculated as follows:


   1.    The value of the assets at the end of the preceding business day;
         plus

   2. The investment income and capital gains--realized or unrealized--credited to the assets for the business day for which the Net Investment Factor is being determined; minus
   3. The capital losses, realized or unrealized, charged against those assets during the business day; minus
   4. Any amount charged against each Fund for taxes, or any amount set aside during the business day as a reserve for taxes attributable to the operation or maintenance of each Fund; minus
   5. A charge not to exceed 0.002740% of the assets for each calendar day. This corresponds to 1% per year for mortality and expense risk; divided by
   6.    The value of the assets at the end of the preceding business day.


The accumulated value is expected to change from business day to business day, reflecting the investment experience of the selected Funds as well as the daily deduction of charges.


For Contracts issued prior to the reorganization of the Separate Account into a unit investment trust, a daily adjustment to values held in the Division of the Separate Account that invests in the BlackRock Large Cap Value Portfolio will be made to offset fully the effect of any and all additional expenses (other than advisory expenses for the BlackRock Large Cap Value Portfolio) of a type or in an amount which would not have been borne by the Separate Account prior to the reorganization. (See "Separate Account Table of Fees and Expenses.")


                              ACCESS TO YOUR MONEY


You can have access to the money in your Contract:


   o     by making a withdrawal (either a partial or a complete withdrawal);
   o     when a death benefit is paid; or
   o     by electing to receive annuity payments.


We may withhold payment of surrender, withdrawal or, if applicable, loan proceeds if any portion of those proceeds would be derived from a personal check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


SURRENDERS AND PARTIAL WITHDRAWALS


You may surrender the Contract or make a partial withdrawal to receive all or part of your accumulated value, at any time before you begin receiving annuity payments and while the annuitant is living, by sending us a written request.


Your written request may indicate that the withdrawal should be processed as of the Annuity Commencement Date. Solely for the purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the accumulated value of your Contract calculated as of, the Annuity Commencement Date. Your request must be received at General American's Variable Annuity Administration Department on or before the Annuity Commencement Date.


The amount available for surrender or partial withdrawal is your accumulated value, less any surrender or withdrawal charges. In the event of a partial withdrawal, the amount of any withdrawal charge will be deducted from the remaining accumulated value and not from the amount withdrawn. The amount payable to you upon surrender or withdrawal may be paid in a lump sum or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options.")

The minimum amount that can be withdrawn is $100. If you do not tell us otherwise, the amounts will be withdrawn from the Funds and the General Account on a pro rata basis. The amount paid on the surrender or withdrawal will ordinarily be paid within seven days after we receive a written request in good order.


INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE. YOUR ABILITY TO MAKE WITHDRAWALS FROM CERTAIN QUALIFIED CONTRACTS MAY BE RESTRICTED BY FEDERAL TAX LAW OR THE TERMS OF YOUR RETIREMENT PLAN.


TERMINATION BENEFITS


If you own a Tax Sheltered Variable Annuity Contract, you have certain rights if you terminate your participation prior to the Annuity Commencement Date. Upon termination of participation prior to the Annuity Commencement Date, you may elect:


   o to have the accumulated value applied to provide annuity payments under one of the annuity income options described below, or
   o to leave the accumulated value in the Contract, in which case the number of accumulation units in your individual account will remain fixed, but the value thereof will vary as described in the Section "Accumulated Value", or
   o to receive the accumulated value on the basis of the accumulation unit value next determined after the written request for surrender is received by us; or
   o to convert to an Individual Variable Annuity Contract, if appropriate; individual Contracts are issued by us on the effective date of termination, on the basis set forth by us at the time of such conversion.


Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA or other qualified Contract.


                                 DEATH BENEFIT


DEATH OF CONTRACT OWNER DURING THE ACCUMULATION PHASE


If you die during the accumulation phase, and your spouse is the beneficiary, we will treat your spouse as the new Contract owner. Otherwise, if you die during the accumulation phase, this Contract will no longer be in force. We will pay your interest in the Contract to your beneficiary in a lump sum upon receiving proof of your death. If there is no beneficiary, the proceeds will be paid to your estate. If there are joint owners, the death benefit will be paid out on the first death to occur.


This payment will be made within five years after the date of your death unless you or your beneficiary choose, by providing us with written notice, one of the options described below:


   o Leave the proceeds of the Contract with us as provided under Annuity Income Option 6 of this Contract (or Option 7 in the case of a non-qualified Contract). Any amount remaining unpaid under Annuity Income Option 6 or Option 7 will be paid in a lump sum to the beneficiary before the end of the fifth year after your death.
   o Buy an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary at the time of your death (as determined for Federal tax purposes), and must begin within one year after your death.


If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under any automated investment or withdrawal strategies), we may cancel the request.


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DEATH OF ANNUITANT DURING THE ACCUMULATION PHASE


When we receive due proof of the death of the annuitant during the accumulation phase, we will pay the beneficiary the accumulated value of the Contract. The accumulated value will be the value next determined following our receipt of due proof of death of the annuitant as well as proof that the annuitant died during the accumulation phase. The beneficiary must receive the amount payable under a payout method available for the Death of Contract Owner explained above.


If a beneficiary has not been designated by the annuitant or if a beneficiary designated by the annuitant is not living on the date a lump sum death benefit is payable, or on the date any payments are to be continued, we will pay the lump sum death benefit for the commuted value of the payments to the deceased annuitant's spouse. If the spouse is not living, then payments will be made equally to the annuitant's surviving children. If the children are not surviving, then payments will be made to either the surviving father or mother or to both equally if both survive. If none of the above survive the annuitant, then payments will be made to his or her executors or administrators.


DEATH OF CONTRACT OWNER OR ANNUITANT DURING THE INCOME PHASE


If you or the annuitant dies during the income phase, there is no death benefit; however, the Annuity Income Option then in effect will govern as to whether or not we will continue to make any payments (see "Annuity Payments" for more information). Any remaining payments will be made at least as rapidly as at the time of death.


SPECIAL TAX CONSIDERATIONS


There are special tax rules that apply to IRA and other qualified Contracts during both the accumulation phase and income phase governing distributions upon the death of the owner. These rules are contained in provisions in the endorsements to the Contracts and supersede any other distribution rules contained in the Contracts.


The preceding provisions regarding the death of the owner are intended to satisfy the distribution at death requirements of section 72(s) of the Internal Revenue Code of 1986, as amended. We reserve the right to amend this Contract by subsequent endorsement as necessary to comply with applicable tax requirements, if any, which are subject to change from time to time. Such additional endorsements, if necessary to comply with amended tax requirements, will be mailed to you and become effective within 30 days of mailing, unless you notify us in writing, within that time frame, that you reject the endorsement.


AVOIDING PROBATE


In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.


                                ANNUITY PAYMENTS


Under the Contracts you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the Annuity Commencement Date. We ask you to choose your Annuity Commencement Date and Annuity Income Option when you purchase the Contract. You can change or extend your Annuity Commencement Date or change your Annuity Income Option at any time before the Annuity Commencement Date with 30 days prior notice to us (subject to restrictions that may apply in your state and our current established administrative procedures). Due to underwriting, administrative or Internal Revenue Code considerations, the availability of certain annuity payment options may be restricted and, may, among other things, restrict payments to the survivor or limit the duration of a period certain option.


The annuitant is the person whose life we look to when we make annuity payments.

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


ANNUITY INCOME OPTIONS


The Annuity Income Options, with the exception of Option 7, may be selected on either a variable annuity or a fixed payment basis, or a combination of both. In the absence of an election to the contrary, the variable accumulated value will be applied to provide variable annuity payments and the guaranteed accumulated value will be applied to provide guaranteed annuity payments.


The minimum amount which may be applied under an option is $5,000 and the minimum annuity payment is $50 (or any lower amount required by state law). If the accumulated value is less than $5,000 when the Annuity Commencement Date arrives, we will make a lump sum payment of such amount to you. If at any time payments are, or become less than $50, we have the right to change the frequency of payments to intervals that will result in installments of at least $50.


The following options are available:


   Option 1 - Life Annuity - Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.


   Option 2 - Life Annuity with 60, 120, 180, or 240 Monthly Payments Guaranteed - Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated certain period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period to the beneficiary. However, the beneficiary may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.


   Option 3 - Unit Refund Life Annuity - Under this option, we make monthly income payments during the lifetime of the annuitant, terminating with the last payment preceding his/her death. If the annuitant dies, the beneficiary will receive an additional payment of the then dollar value of the number of annuity units. This is equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under the option divided by the annuity unit value at the Annuity Commencement Date and (b) is the number of annuity units represented by each payment multiplied by the number of payments made.


   For example, if $19,952.07 were applied under this option for a male at age 65 on the Annuity Commencement Date, the annuity unit value in the appropriate Fund on such date was $12.071, the number of annuity units represented by each payment was ten, thirteen Annuity payments were paid prior to the date of death, and the value of an annuity unit on the date of death was $12.818, the amount paid to the beneficiary would be $19,520.44.


   Option 4 - Joint and Survivor Income for Life - Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.


   Option 5 - Income for a Fixed Period - Under this option, we make annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than three and not more than thirty. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we do not incur a mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that this selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.


   Option 6 - Income of a Fixed Amount - Under this option, we make fixed equal payments annually, semiannually, quarterly, or monthly (not less than $75 per annum per $1,000 of the original amount due) until the proceeds applied under this option, with interest credited at the current annual rate, are exhausted. The final installment will be for the remaining balance. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that such selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.


   Option 7 - Interest Income (may be available to Non-qualified Annuities only) - Under this option, you can place your accumulated value on deposit with us in our General Account and we will make annual, semiannual, quarterly, or monthly payments, as selected. Your remaining balance will earn interest at a rate not less than 4% per annum.


With respect to any Option not involving a life contingency (e.g., Option 5 Income for a Fixed Period), you may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date we receive proof of the claim, commuted and paid in a lump sum as set forth in the Contract. Options not involving a life contingency may not always satisfy minimum required distribution rules for qualified Contracts. Consult a tax advisor.


There may be tax consequences resulting from the election of an annuity payment containing a commutation feature (i.e. an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Considerations.")


VALUE OF VARIABLE ANNUITY PAYMENTS


The dollar amount of your payment from the Fund(s) will depend upon four things:


   o     the value of your Contract in the Fund(s) on the Annuity Commencement
         Date;
   o the 4% assumed investment rate used in the annuity table for the Contract;
   o     the performance of the Funds you selected; and
   o if permitted in your state and under the type of Contract you have purchased, the age and sex of the annuitant(s).


If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.


The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.


The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity purchase rates, the annuity purchase rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued.


                       FEDERAL INCOME TAX CONSIDERATIONS


INTRODUCTION


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.


We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 ("ERISA").


We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Funds to foreign jurisdictions.



Any Code reference to "spouse" includes those persons who enter into lawful marriages under state law, regardless of sex.



NON-QUALIFIED ANNUITY CONTRACTS



This discussion assumes the Contract is an annuity Contract for Federal income tax purposes that is not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE
IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.



ACCUMULATION


Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e. surrender, partial withdrawal, income payment, or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for the exclusive benefit of a natural person.


In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural owner and any annual increase in the Account Balance will be subject to current income taxation.


SURRENDERS OR WITHDRAWALS - EARLY DISTRIBUTION
If you take a withdrawal from your Contract, or surrender your Contract prior to the date you commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount you receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, you might be able to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction.

The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal is taken prior to you reaching age 59 1/2, unless an exception applies. Exceptions include distributions made:



   (a)        on account of your death or disability,

   (b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of you and your designated beneficiary, or

   (c) under certain immediate income annuities providing for substantially equal payments made at least annually.


If you receive systematic payments that you intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.


Amounts received as a partial withdrawal may be fully includable in taxable income to the extent of gain in the Contract.


If your Contract has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.


TREATMENT OF SEPARATE ACCOUNT CHARGES
It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.


AGGREGATION

If you purchase two or more deferred annuity Contracts from us (or our affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).



EXCHANGES/TRANSFERS
The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.


A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if you are considering such a transfer or assignment.


DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).


After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date.


If you die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.


If you die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person.


Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner.


For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.


INVESTOR CONTROL

In certain circumstances, owners of non-qualified Variable Annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Funds available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Funds have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.



TAXATION OF PAYMENTS IN ANNUITY FORM


Payments received from the Contract in the form of an annuity are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments you expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for you.

However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to you and the IRS.


Once you have recovered the investment in the Contract, further annuity payments are fully taxable.


If you die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your beneficiary.



The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date.



Once annuity payments have commenced, you may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.


If the Contract allows, you may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.


3.8% TAX ON NET INVESTMENT INCOME
Federal tax law imposes a 3.8% Medicare tax on the lesser of:



   1. the taxpayer's "net investment income" (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
   2. the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).



"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.


You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.


PUERTO RICO TAX CONSIDERATIONS
The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.


Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.


The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.


You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if you are a resident of Puerto Rico.


QUALIFIED ANNUITY CONTRACTS


INTRODUCTION
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.


The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.


We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.


All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.


A Contract may also be available in connection with an employer's non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.


ACCUMULATION
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.


Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.


The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.


For income annuities established as "pay-outs" of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.


TAXATION OF ANNUITY DISTRIBUTIONS


If contributions are made on a "before tax" basis, you generally pay income taxes on the full amount of money you receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any). If you meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free from Federal income taxes.


Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.


WITHDRAWALS PRIOR TO AGE 59 1/2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan Contracts if the withdrawal occurs within the first 2 years of your participation in the plan.


These exceptions include withdrawals made:


   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary and you are separated from employment.



If you receive systematic payments that you intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.


The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.


A withdrawal or distribution from a qualified annuity Contract other than an IRA (including SEPs and SIMPLEs) will avoid the penalty if: (1) the distribution is on separation from employment after age 55; (2) the distribution is


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


made pursuant to a qualified domestic relations order ("QDRO"); (3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).


In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.


COMMUTATION FEATURES UNDER INCOME PAYMENT TYPES
Please be advised that the tax consequences resulting from the election of income payment types containing a commutation feature are uncertain and the IRS may determine that the taxable amount of income payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:


o The imposition of a 10% Federal income tax penalty on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% Federal income tax penalty is in addition to the ordinary income tax on the taxable amount of the commuted value.
o The retroactive imposition of the 10% Federal income tax penalty on income payments received prior to the taxpayer attaining age 59 1/2.
o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from Federal income tax under any income payments made after such commutation.


A payee should consult with his or her own tax adviser prior to electing to annuitize the Contract and prior to exercising any commutation feature under an income payment type.


ROLLOVERS
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).


Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.


Under certain circumstances, you may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.


You may make rollovers and direct transfers into your SIMPLE IRA annuity Contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years.


Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.


Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:


   (a)        minimum distribution requirements,
   (b)        financial hardship, or

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


   (c)        for a period of ten or more years or for life.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, you may be able to avoid withholding on a transfer into this Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.


DEATH BENEFITS
The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).


Distributions required from a qualified annuity Contract following your death depend on whether you die before you had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date).


If you die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.


If you die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).


Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.


If the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your Contract permits, your beneficiary spouse may delay the start of these payments until December 31 of the year in which you would have reached age
70 1/2.



Alternatively, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.



If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.


Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, you must begin receiving amounts from your retirement plan by April 1 following the latter of:


   (a)        the calendar year in which you reach age 70 1/2, or

   (b) the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.



For IRAs (including SEPs and SIMPLEs), you must begin receiving withdrawals by April 1 of the year after you reach age 70 1/2 even if you have not retired.


A tax penalty of 50% applies to the shortfall of any required minimum distributions you fail to receive.


You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.


Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Funds but also with respect to actuarial gains.



The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.



If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.


Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.


ADDITIONAL INFORMATION REGARDING TSA (ERISA AND NON-ERISA) 403(B)


SPECIAL RULES REGARDING EXCHANGES
In order to satisfy tax regulations, contract exchanges within a 403(b) plan, must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant's or a beneficiary's accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.

WITHDRAWALS


If you are under age 59 1/2, you generally cannot withdraw money from your TSA Contract unless the withdrawal:


   (a) Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
   (b) Is exchanged to another permissible investment under your 403(b) plan;
   (c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals , if your plan allows it;
   (d) Occurs after you die, leave your job or become disabled (as defined by the Code);
   (e) Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;
   (f) Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;
   (g)        Relates to rollover or after-tax contributions; or
   (h) Is for the purchase of permissive service credit under a governmental defined benefit plan.


In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.


ADDITIONAL INFORMATION REGARDING IRAS


PURCHASE PAYMENTS
Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after you attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed purchase payment limits you may be subject to a tax penalty.


Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If you exceed purchase payment limits, you may be subject to a tax penalty.


WITHDRAWALS
If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date you reach age 59 1/2 or upon your death, disability or for a qualified first-home purchase

(up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.


CONVERSION
Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if you are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.


A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.


DISTINCTION FOR PUERTO RICO CODE


An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.


CONTRIBUTIONS
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.


DISTRIBUTIONS
Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant's tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:


   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.


You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution if you are a resident of Puerto Rico.


ROLLOVER
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.


ERISA CONSIDERATIONS
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81 - 100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.


Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.


                            PERFORMANCE ADVERTISING


We periodically advertise performance of the various Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the mortality and expense risk charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense risk charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.


                               OTHER INFORMATION


SEPARATE ACCOUNT TWO


We established Separate Account Two to hold the assets that underlie the Contracts. The Separate Account was established on October 22, 1970 under Missouri law, pursuant to authorization by our Board of Directors. We registered the Separate Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 on January 25, 1971.


Purchase payments are received into the Separate Account from qualified and non-qualified individual and group variable annuity Contracts. Such payments are pooled together and invested separately from the General Account of General American. The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Account.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments-- even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. General American is regulated as an insurance company under state law, which includes generally limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


DISTRIBUTOR OF THE CONTRACTS



MetLife Investors Distribution Company ("MLIDC"), 200 Park Avenue, New York, NY 10166 (formerly named General American Distributors, Inc.) is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.



MLIDC is the principal underwriter and distributor of the Contracts. It has entered into contracts with various affiliated broker-dealers and registered representatives to aid in the distribution of the Contracts. Commissions paid to dealer(s) in varying amounts are not expected to exceed 3.25% of purchase payments for such Contracts, under normal circumstances.


Sales representatives and their Managing Partners of the distributor (and the sales representatives and managers of our affiliates) may also be eligible for additional cash and non-cash compensation such as bonuses, equity awards (for example stock options), training allowances, supplemental salary, payments based on a percentage of contract value, financing arrangements, marketing support, medical and retirement benefits, other insurance and non-insurance related benefits as well as participating in programs that offer such items as conferences, trips, prizes and awards. The amount of this additional compensation is based on the amount of proprietary products sold. Proprietary products are products issued by General American and its affiliates.


LEGAL PROCEEDINGS


In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.


VOTING RIGHTS


We are the legal owner of the Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain instructions from you and other owners as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


WRITTEN NOTICE OR WRITTEN REQUEST


A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.


CYBERSECURITY


Our variable annuity products business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable annuity products). For example, many routine operations, such as processing Contract owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on General American and the Separate Account, as well as individual Contract owners and their Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential Contract owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


DEFERMENT OF PAYMENT


We may be required to suspend or postpone payments for surrenders or transfers for any period when:


   1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   2.    trading on the New York Stock Exchange is restricted;
   3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds;
   4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.


We may also delay the payment of a surrender or partial withdrawal from the General Account for up to six months from receipt of Written Request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a purchase payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.


OWNERSHIP


You, as the owner of the Contract, have all the rights under the Contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the Contract is issued, unless changed.


THE BENEFICIARY


The beneficiary is the person(s) or entity you or the annuitant name to receive any death benefit. The beneficiary is named at the time the Contract is issued, unless changed at a later date. Subject to any assignment of a Contract, the beneficiary may be changed during the lifetime of the annuitant by providing us with the proper forms in good order. If the joint and survivor option is selected, the annuitant may not change the designation of a joint annuitant after payments begin.


A change of beneficiary designation will not become effective unless we accept the written request, at which time it will be effective as of the date of the request. A beneficiary who becomes entitled to receive benefits under this Contract may also designate, in the same manner, a beneficiary to receive any benefits which may become payable under this Contract by reason of death.


Abandoned Property Requirements. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 800-449-6447 to make such changes.


ASSIGNMENTS


With respect to individual non-qualified Contracts, an assignment or transfer of the Contract or of any interest in it will not bind us unless: (1) it is made as a written instrument, (2) the original instrument or a certified copy is filed at our Home Office, and (3) we send the Contract owner a receipt. We are not responsible for the validity of the assignment. If a claim is based on an assignment or transfer, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary.


With respect to all other Contracts, you may not transfer, sell, assign, discount or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us.


AN ASSIGNMENT MAY BE A TAXABLE EVENT.


FINANCIAL STATEMENTS


Financial statements for each of the Divisions of the Separate Account have been included in the Statement of Additional Information.



The consolidated financial statements for General American have also been included in the Statement of Additional Information.



TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


        Company                                           3
        Independent Registered Public Accounting Firm     3
        Distribution                                      3
        Performance Information                           4
        Investment Advice                                 4
        Additional Federal Tax Considerations             6
        Annuity Provisions                                8
        General Matters                                   9
        Safekeeping of Account Assets                     10
        State Regulation                                  10
        Records and Reports                               11
        Other Information                                 11
        Financial Statements                              11

                                   APPENDIX A


HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR QUALIFIED PLANS


                                       1980     1981     1982     1983      1984      1985      1986      1987      1988
                                       -------- -------- -------- --------- --------- --------- --------- --------- ------------
Accumulation unit value:
Beginning of period                     $8.23    $9.94    $ 9.92   $12.09    $13.25    $13.15    $16.68    $19.73     $  20.03
End of period                           $9.94    $9.92    $12.09   $13.25    $13.15    $16.68    $19.73    $20.03     $  21.30*
Number of units outstanding at end of
period (in thousands)                     175      169       138      162       162       148       170       255          263*

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR NON-QUALIFIED PLANS


                                    1980     1981      1982      1983      1984      1985      1986      1987      1988
                                    -------- --------- --------- --------- --------- --------- --------- --------- ------------
Accumulation unit value:
Beginning of period                  $ 9.30   $10.73    $10.91    $12.63    $13.77    $14.30    $18.16    $21.47     $  21.80
End of period                        $10.73   $10.91    $12.63    $13.77    $14.30    $18.16    $21.47    $21.80     $  23.18*
Number of units outstanding at end
of period (in thousands)                 27       49        50        52        50        48        49        49           28*

------------
* Unit values and units outstanding represent the values and number of units at the date of reorganization, February 23, 1988.


TABLE OF UNITS AND UNIT VALUES



This Table shows unit values and the number of units through December 31, 2016 of the Separate Account that were invested in the Funds of Brighthouse Funds Trust I, Brighthouse Funds Trust II, and Fidelity(R) Variable Insurance Products. There can be no assurance that the investment experience of the underlying Funds in the future will be comparable to past experience.




          ACCUMULATION                         QUALIFIED PLAN      NONQUALIFIED PLAN
           UNIT VALUE       ACCUMULATION     UNITS OUTSTANDING     UNITS OUTSTANDING
            BEGINNING        UNIT VALUE        END OF PERIOD         END OF PERIOD
            OF PERIOD      END OF PERIOD       (IN THOUSANDS)       (IN THOUSANDS)
         --------------   ---------------   -------------------   ------------------
BARCLAYS AGGREGATE BOND INDEX DIVISION
2016         38.75            39.27                 26                    0
2015         39.00            38.75                 28                    0
2014         37.27            39.00                 29                    0
2013         38.54            37.27                 31                    0
2012         37.47            38.54                 39                    0
2011         35.20            37.47                 40                    0
2010         33.53            35.20                 48                    0
2009         32.20            33.53                 53                    0
2008         30.69            32.20                 68                    0
2007         29.01            30.69                 82                    0

          ACCUMULATION                        QUALIFIED PLAN      NONQUALIFIED PLAN
           UNIT VALUE      ACCUMULATION     UNITS OUTSTANDING     UNITS OUTSTANDING
           BEGINNING        UNIT VALUE        END OF PERIOD         END OF PERIOD
           OF PERIOD      END OF PERIOD       (IN THOUSANDS)        (IN THOUSANDS)
         -------------   ---------------   -------------------   -------------------
BLACKROCK LARGE CAP VALUE DIVISION 88 SERIES
2016         83.09           97.49                 39                    0
2015         89.27           83.09                 41                    0
2014         82.03           89.27                 46                    0
2013         62.74           82.03                 52                    0
2012         55.45           62.74                 57                    0
2011         54.73           55.45                 63                    0
2010         50.61           54.73                 67                    0
2009         45.96           50.61                 71                    0
2008         71.32           45.96                 81                    0
2007         69.67           71.32                 90                    0
BLACKROCK LARGE CAP VALUE DIVISION NONQUALIFIED
2016        181.33           213.29                0                     0
2015        194.33           181.33                0                     0
2014        178.12           194.33                0                     0
2013        135.90           178.12                0                     0
2012        119.82           135.90                0                     0
2011        117.95           119.82                0                     0
2010        108.81           117.95                0                     0
2009         98.57           108.81                0                     0
2008        152.56           98.57                 0                     1
2007        148.67           152.56                0                     0
BLACKROCK LARGE CAP VALUE DIVISION QUALIFIED
2016        166.64           196.01                9                     0
2015        178.59           166.64                12                    0
2014        163.69           178.59                14                    0
2013        124.89           163.69                18                    0
2012        110.11           124.89                21                    0
2011        108.39           110.11                24                    0
2010         99.99           108.39                28                    0
2009         90.58           99.99                 29                    0
2008        140.20           90.58                 32                    0
2007        136.62           140.20                35                    0
BLACKROCK ULTRA-SHORT TERM BOND DIVISON (FORMERLY BLACKROCK MONEY MARKET DIVISION)
2016         19.74           19.61                 22                    1
2015         19.94           19.74                 17                    1
2014         20.14           19.94                 30                    2
2013         20.34           20.14                 23                    2
2012         20.55           20.34                 29                    2
2011         20.75           20.55                 28                    2
2010         20.96           20.75                 28                    4
2009         21.08           20.96                 33                    6
2008         20.70           21.08                 38                    10
2007         19.90           20.70                 40                    11
EQUITY-INCOME DIVISION
2016         44.02           51.43                 98                    43
2015         46.29           44.02                105                    42
2014         43.01           46.29                122                    47
2013         33.90           43.01                132                    49
2012         29.19           33.90                142                    53
2011         29.20           29.19                151                    55
2010         25.61           29.20                171                    58
2009         19.87           25.61                184                    65
2008         35.00           19.87                197                    74
2007         34.82           35.00                225                    83

          ACCUMULATION                        QUALIFIED PLAN      NONQUALIFIED PLAN
           UNIT VALUE      ACCUMULATION     UNITS OUTSTANDING     UNITS OUTSTANDING
           BEGINNING        UNIT VALUE        END OF PERIOD         END OF PERIOD
           OF PERIOD      END OF PERIOD       (IN THOUSANDS)        (IN THOUSANDS)
         -------------   ---------------   -------------------   -------------------
GROWTH DIVISION
2008         32.29           29.69                 0                     0
2007         25.69           32.29                410                    74
JENNISON GROWTH DIVISION
2016         44.17           43.81                154                    28
2015         40.28           44.17                187                    33
2014         37.30           40.28                217                    31
2013         27.50           37.30                228                    33
2012         28.39           27.50                257                    36
MET/WELLINGTON BALANCED DIVISION (FORMERLY WMC BALANCED DIVISION)
2016         68.10           72.14                 75                    0
2015         67.06           68.10                 83                    0
2014         61.26           67.06                 89                    0
2013         51.31           61.26                 92                    0
2012         46.12           51.31                101                    0
2011         44.88           46.12                107                    0
2010         41.34           44.88                122                    0
2009         35.60           41.34                131                    0
2008         47.81           35.60                139                    0
2007         45.60           47.81                167                    0
METLIFE STOCK INDEX DIVISION
2016        103.33           114.25               104                    65
2015        103.17           103.33               117                    66
2014         91.92           103.17               128                    67
2013         70.33           91.92                139                    68
2012         61.37           70.33                156                    70
2011         60.87           61.37                173                    73
2010         53.54           60.87                192                    79
2009         42.84           53.54                213                    86
2008         68.79           42.84                244                    94
2007         66.03           68.79                295                   106
MFS(R) RESEARCH INTERNATIONAL DIVISION
2016         23.25           22.87                 7                     51
2015         23.84           23.25                 9                     55
2014         25.82           23.84                 9                     61
2013         21.81           25.82                 11                    68
2012         18.84           21.81                 11                    73
2011         21.24           18.84                 13                    85
2010         19.22           21.24                 15                    95
2009         14.71           19.22                 14                   106
2008         25.11           14.71                 25                   123
OPPENHEIMER CAPITAL APPRECIATION DIVISION
2011         25.85           25.35                282                    40
2010         23.81           25.85                311                    44
2009         16.70           23.81                335                    55
2008         29.69           16.70                364                    65

          ACCUMULATION                        QUALIFIED PLAN      NONQUALIFIED PLAN
           UNIT VALUE      ACCUMULATION     UNITS OUTSTANDING     UNITS OUTSTANDING
           BEGINNING        UNIT VALUE        END OF PERIOD         END OF PERIOD
           OF PERIOD      END OF PERIOD       (IN THOUSANDS)        (IN THOUSANDS)
         -------------   ---------------   -------------------   -------------------
OVERSEAS DIVISION
2008         26.58           25.05                 0                     0
2007         22.89           26.58                 35                   144


NOTES:


At the date of first deposits into the Separate Account on May 16, 1988, except for the BlackRock Large Cap Value Division, which began on February 24, 1988; the Equity-Income Division and the Growth Division which began on January 6, 1994; the Overseas Division which began on January 11, 1994; the MFS(R) Research International Division and the Oppenheimer Capital Appreciation Division which began on April 28, 2008; and the Jennison Growth Division which began on April 30, 2012.


On April 28, 2003, the S&P 500(R) Index Fund of General American Capital Company merged into the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. The name of the S&P 500(R) Index Fund was changed from "Equity Index Fund" effective May 1, 1994.


On April 28, 2003, the Bond Index Fund of General American Capital Company merged into the Lehman Brothers Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. The name of the Bond Index Fund was changed from "Intermediate Bond Fund" effective October 1, 1992. The name change reflected a change in investment policies and objectives of the Fund. The name of the Barclays Capital Aggregate Bond Index Portfolio was changed from "Lehman Brothers Aggregate Bond Index Portfolio" effective May 1, 2009.


On April 28, 2003, the Managed Equity Fund of General American Capital Company merged into the State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Large Cap Value Portfolio was changed from "State Street Research Large Cap Value Portfolio" effective January 31, 2005.


On April 28, 2003, the Asset Allocation Fund of General American Capital Company merged into State Street Research Diversified Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Diversified Portfolio was changed from "State Street Research Diversified Portfolio" effective January 31, 2005.


On May 1, 2003, the State Street Research Money Market Portfolio became a portfolio of the Metropolitan Series Fund, Inc. by way of a reorganization. On April 28, 2003, the Money Market Fund of General American Capital Company merged into State Street Research Money Market Series of the New England Zenith Fund. Effective May 1, 2003 the series of the New England Zenith Fund reorganized into Portfolios of the Metropolitan Series Fund, Inc. The name of the BlackRock Money Market Portfolio was changed from "State Street Research Money Market Portfolio" effective January 31, 2005.


On April 28, 2008, the Growth Portfolio (Initial Class) of Fidelity(R) Variable Insurance Products was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of Met Investors Series Trust.


On April 28, 2008, the Overseas Portfolio (Initial Class) of Fidelity(R) Variable Insurance Products was replaced with the MFS(R) Research International Portfolio (Class A) of Met Investors Series Trust.


Effective April 30, 2012, Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust merged into Jennison Growth Portfolio of the Metropolitan Series Fund.


Effective April 29, 2013, Barclays Capital Aggregate Bond Index Portfolio was renamed Barclays Aggregate Bond Index Portfolio.

Effective February 3, 2014, BlackRock Diversified Portfolio was renamed WMC Balanced Portfolio.


Effective May 1, 2016, BlackRock Money Market Portfolio was renamed BlackRock Ultra-Short Term Bond Portfolio, and WMC Balanced Portfolio was renamed Met/Wellington Balanced Portfolio.



Effective January 27, 2017, Barclays Aggregate Bond Index Portfolio was renamed MetLife Aggregate Bond Index Portfolio.


Effective March 6, 2017, Met/Wellington Balanced Portfolio was renamed Brighthouse/Wellington Balanced Portfolio, Met Investors Series Trust was renamed Brighthouse Funds Trust I, and Metropolitan Series Fund was renamed Brighthouse Funds Trust II.



NOTES ON APPENDIX A


The initial value of an accumulation unit in the Separate Account was set at $10.00 as of May 28, 1971.



The Historical Tables of Units and Unit Values for Non-qualified Plans for Separate Account Two above show accumulation unit values and the numbers of units outstanding for the period from January 1, 1980 through February 23, 1988. During that time, the Separate Account invested solely and directly in common stocks. On February 23, 1988, the net assets of the Separate Account were exchanged for shares in the Managed Equity Fund of General American Capital Company, and the investment advisory fee for these assets was increased from .25% to a sliding scale with a maximum of .40%, as an annual percentage of net assets. Effective January 6, 2002, the maximum investment advisory fee for these assets was increased to .50%. As shown in the Fee Table, the investment management fee for the BlackRock Large Cap Value Portfolio (formerly the State Street Research Large Cap Value Portfolio) of the Brighthouse Funds Trust II (into which the Managed Equity Fund of General American Capital Company was merged, as noted above) is .63%.

                      STATEMENT OF ADDITIONAL INFORMATION


                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                     GENERAL AMERICAN SEPARATE ACCOUNT TWO
                                      AND
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2017, FOR THE GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.



THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL (800) 449-6447 OR WRITE THE COMPANY AT: 2000 WADE HAMPTON BOULEVARD, GREENVILLE, SOUTH CAROLINA 29615-1064.



THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2017.



SAI BOOK 500

GA2-0517

TABLE OF CONTENTS                       PAGE
  COMPANY..............................    3
  INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM......................    3
  DISTRIBUTION.........................    3
  PERFORMANCE INFORMATION..............    4
  INVESTMENT ADVICE....................    4
  ADDITIONAL FEDERAL TAX
  CONSIDERATIONS.......................    6
  ANNUITY PROVISIONS...................    8
  GENERAL MATTERS......................    9
  SAFEKEEPING OF ACCOUNT ASSETS........   10
  STATE REGULATION.....................   10
  RECORDS AND REPORTS..................   11
  OTHER INFORMATION....................   11
  FINANCIAL STATEMENTS.................   11

COMPANY


General American Life Insurance Company ("General American," the "Company," "we," "our") was originally incorporated as a stock company in 1933. In 1936, we initiated a program to convert to a mutual life insurance company. In 1997, our policyholders approved a reorganization of General American into a mutual holding company structure under which we became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, we became an indirect, wholly-owned subsidiary of MetLife. In December 2016, the Company became a wholly-owned direct subsidiary of MetLife, Inc.

On or about December 1, 2016, MetLife terminated a net worth maintenance agreement with General American. The net worth maintenance agreement was originally entered into between MetLife and General American on January 6, 2000. Under the agreement, MetLife had agreed, without limitation as to the amount, to cause General American to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements and financial highlights comprising each of the Divisions of General American Separate Account Two included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



The consolidated financial statements of General American Life Insurance Company and subsidiary ("the Company") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to the Company being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.

DISTRIBUTION



MetLife Investors Distribution Company (formerly named General American Distributors, Inc.) ("Distributor"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The Distributor was paid underwriting commissions in the aggregate for the years 2016, 2015 and 2014 of $1,095,478, $544,249 and $2,697,629, respectively.



The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Distributor.



REDUCTION OF THE SURRENDER CHARGE


The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:


1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.


PERFORMANCE INFORMATION


TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.


Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.


The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:


      P(1+T)n = ERV


Where:


      P =a hypothetical initial payment of $1,000

      T =average annual total return

      n =number of years

      ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.


Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.


HISTORICAL UNIT VALUES

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.


In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500(Reg. TM) Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500(Reg. TM) Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500(Reg. TM) Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.


INVESTMENT ADVICE



The Separate Account invests in the Portfolios of Brighthouse Funds Trust I (formerly Met Investors Series Trust) and Brighthouse Funds Trust II (formerly Metropolitan Series Fund), and in a Portfolio of Fidelity(Reg. TM) Variable Insurance Products Fund.


Brighthouse Investment Advisers, LLC (formerly MetLife Advisers, LLC ("MetLife Advisers")), as the Adviser to Brighthouse Funds Trust I and Brighthouse

Funds Trust II, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.


On March 6, 2017, in connection with MetLife, Inc.'s planned divestment of a substantial portfolio of its U.S. retail business, the Met Investors Series Trust and the Metropolitan Series Fund changed their names to Brighthouse Funds Trust I and Brighthouse Funds Trust II, respectively, and MetLife Advisers, LLC changed its name to Brighthouse Investment Advisers, LLC. In addition, with the exception of the MetLife Index Portfolios, the words "MetLife" and "Met" appearing in the names of the Portfolios of the Trusts were replaced with the word "Brighthouse."



Prior to May 1, 2009, Met Investors Advisory, LLC was the investment adviser of Met Investors Series Trust. Effective May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.


MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the Investment Adviser to the Portfolios of the Metropolitan Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the Investment Adviser for all Portfolios of the Metropolitan Series Fund.


MetLife Advisers was also the Investment Adviser to the Back Bay Advisors Money Market Series (currently, the BlackRock Ultra-Short Term Bond Portfolio, formerly the BlackRock Money Market Portfolio and previously the State Street Research Money Market Portfolio) of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which it became a Portfolio of the Metropolitan Series Fund. MetLife Advisers became the Adviser to this Series on May 1, 1995.


The following is the sub-advisor history of the Met Investors Series Trust
Portfolio:


Effective April 30, 2012, the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust merged with and into the Jennison Growth Portfolio of the Metropolitan Series Fund. Jennison Associates LLC replaced
OppenheimerFunds, Inc. as sub-adviser.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:


The sub-adviser to the State Street Research Money Market Portfolio (currently, the BlackRock Ultra-Short Term Bond Portfolio, formerly the BlackRock Money Market Portfolio and previously the Back Bay Advisors Money Market Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005; and BlackRock Advisors, LLC became the sub-adviser on September 28, 2006.


The following is the sub-adviser history of the other relevant Metropolitan Series Fund Portfolios:


Metropolitan Life Insurance Company was the sub-adviser to the Lehman

Brothers(Reg. TM) Aggregate Bond Index Portfolio (currently, the MetLife Aggregate Bond Index Portfolio, which was formerly known as the Barclays Aggregate Bond Index Portfolio) and the MetLife Stock Index Portfolio from May 1, 2001 until April 30, 2007, when MetLife Investment Advisors Company, LLC became the sub-adviser. Effective October 3, 2012, MetLife Investment Advisors Company, LLC was renamed MetLife Investment Management, LLC.



The sub-adviser to the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio) and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. BlackRock Advisors, LLC became the sub-adviser on September 28, 2006.



Effective February 3, 2014, BlackRock Diversified Portfolio was renamed WMC Balanced Portfolio. Wellington Management Company, LLP replaced BlackRock Advisors, LLC as subadviser.

ADDITIONAL FEDERAL TAX CONSIDERATIONS


NON-QUALIFIED ANNUITY CONTRACTS

DIVERSIFICATION
In order for your non-qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.


CHANGES TO TAX RULES AND INTERPRETATIONS
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.


We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under Federal tax law and to protect You and other Contract owners in the Investment Divisions from adverse tax consequences.



THE 3.8 % MEDICARE TAX applies to the lesser of (1) "net investment income" or
(2) the excess of the modified adjusted gross income over the applicable threshold amount ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers) and will result in the following top tax rates on investment income:




 CAPITAL GAINS       DIVIDENDS       OTHER
---------------     -----------     ------
     23.8%            43.4%         43.4%


QUALIFIED ANNUITY CONTRACTS


Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.

TYPES OF QUALIFIED PLANS
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.


IRA
Established by an individual, or employer as part of an employer plan.


SIMPLE
Established by a for-profit employer with fewer than 100 employees, based on IRA accounts for each participant.


SEP

Established by a for-profit employer, based on IRA accounts for each participant. Generally, Employer only contributions. If the SEP-IRA permits non-SEP contributions, Employee can make regular IRA contributions (including IRA catch-up contributions) to the SEP-IRA, up to the maximum annual limit.



401(K), 401(A)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.


403(B) TAX SHELTERED ANNUITY ("TSA")
Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.


457(B) GOVERNMENTAL SPONSOR
Established by state and local governments, public schools (K-12), public colleges and universities.


457(B) NON-GOVERNMENTAL SPONSOR
Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to Federal income tax withholding as wages.


Additional information regarding 457(b) plans


A 457(b) plan may provide a one-time election to make special one-time "catch-up" contributions in one or more of the participant's last three taxable years ending before the participant's normal retirement age under the plan. Participants in governmental 457(b) plans may make two types of catch-up contributions, the age 50 or older catch-up and the special one-time catch-up contribution. However, both catch-up contribution types cannot be made in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.



403(A)
If your benefit under the 403(b) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if You die before You receive any payments under the annuity or if You die while payments are being made. You may waive these requirements with the written consent of your spouse. In general, designating a beneficiary other than your spouse is considered a waiver and requires your spouse's written consent. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.


ROTH ACCOUNT
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.


ERISA


If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse's rights as described below.


Generally, the spouse must give qualified consent whenever You elect to:


      (a) Choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

      (b) Make certain withdrawals under plans for which a qualified consent is required;

      (c)         Name someone other than the spouse as your beneficiary; or

      (d)         Use your accrued benefit as security for a loan exceeding
                  $5,000.


Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.


The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.


If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.


Comparison of Plan Limits for Individual Contributions:

    PLAN TYPE          ELECTIVE CONTRIBUTION       CATCH-UP CONTRIBUTION
  IRA                 $ 5,500                     $1,000
  SIMPLE              $12,500                     $3,000
  401(k)              $18,000                     $6,000
  SEP/401(a)          (Employer contributions only)
  403(b)              $18,000                     $6,000
  (TSA)
  457(b)              $18,000                     $6,000


Dollar limits are for 2017 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that total annual plan contributions do not exceed the greater of $54,000 or 25% of an employee's compensation for 2017.



FEDERAL ESTATE TAXES
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.


GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.


ANNUITY PROVISIONS


COMPUTATION OF THE VALUE OF AN ANNUITY UNIT

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all Contracts issued on or after May 1, 1982; 3.5% for tax-qualified Contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.


As a starting point, the value of a Separate Account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and (b) the net investment factor for the fifth business day preceding such business day.


The daily reduction factors referred to above are .99989256 for all Contracts issued on or after May 1, 1982; .99990575 for tax-qualified Contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified Contracts issued before May 1, 1982.


These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:


     1.00176027       $10.200000
    X .99989256       X 1.00165264
-----------------     ---------------
     1.00165264       $10.216857

DETERMINATION OF THE AMOUNT OF THE FIRST ANNUITY INSTALLMENT


When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.


The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.


The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the Contract by the number of thousands of dollars of accumulated value of the Contract (individual account).


If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.


DETERMINATION OF THE FLUCTUATING VALUES OF THE ANNUITY INSTALLMENTS


The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.


If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.


FIXED ANNUITY


A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.


GENERAL MATTERS


PARTICIPATING

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a Contract.

If any divisible surplus is credited to a Contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.


JOINT ANNUITANT


The Contract Owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.


INCORRECT AGE OR SEX


If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.


ANNUITY DATA


General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.


QUARTERLY REPORTS


Quarterly, General American will give the Contract Owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

INCONTESTABILITY


General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.


OWNERSHIP


The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.


REINSTATEMENT

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.


SAFEKEEPING OF ACCOUNT ASSETS


Title to assets of the Separate Account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the Separate Account.


STATE REGULATION


General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the Separate Account.


In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.


RECORDS AND REPORTS


All records and accounts relating to the Separate Account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.


OTHER INFORMATION


A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


FINANCIAL STATEMENTS



The financial statements and financial highlights comprising each of the Divisions of the Separate Account and the consolidated financial statements for General American are included herein. The consolidated financial statements of General American included herein should be considered only as bearing upon the ability of General American to meet its obligations under the Contracts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
General American Separate Account Two
and Board of Directors of
General American Life Insurance Company

We have audited the accompanying statements of assets and liabilities of General American Separate Account Two (the "Separate Account") of General American Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the custodian or mutual fund company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 24, 2017

This page is intentionally left blank.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2016


                                               FIDELITY VIP         MIST MFS RESEARCH        MSF BARCLAYS           MSF BLACKROCK
                                               EQUITY-INCOME          INTERNATIONAL      AGGREGATE BOND INDEX      LARGE CAP VALUE
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                           --------------------   --------------------   --------------------   --------------------
ASSETS:
   Investments at fair value.............  $          7,234,325   $          1,341,895   $          1,023,198   $          5,635,562
   Due from General American Life
     Insurance Company...................                    --                     --                      5                     --
                                           --------------------   --------------------   --------------------   --------------------
        Total Assets.....................             7,234,325              1,341,895              1,023,203              5,635,562
                                           --------------------   --------------------   --------------------   --------------------
LIABILITIES:
   Accrued fees..........................                    --                     14                     18                     35
   Due to General American Life
     Insurance Company...................                    53                     13                     --                    182
                                           --------------------   --------------------   --------------------   --------------------
        Total Liabilities................                    53                     27                     18                    217
                                           --------------------   --------------------   --------------------   --------------------

NET ASSETS...............................  $          7,234,272   $          1,341,868   $          1,023,185   $          5,635,345
                                           ====================   ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

                   GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
            STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                             DECEMBER 31, 2016


                                               MSF BLACKROCK
                                                ULTRA-SHORT           MSF JENNISON        MSF MET/WELLINGTON         MSF METLIFE
                                                 TERM BOND               GROWTH                BALANCED              STOCK INDEX
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                           --------------------   --------------------   --------------------   --------------------
ASSETS:
   Investments at fair value.............  $            447,150   $          7,971,070   $          5,401,154   $         19,284,511
   Due from General American Life
     Insurance Company...................                    11                     --                     --                     --
                                           --------------------   --------------------   --------------------   --------------------
        Total Assets.....................               447,161              7,971,070              5,401,154             19,284,511
                                           --------------------   --------------------   --------------------   --------------------
LIABILITIES:
   Accrued fees..........................                    22                     --                     --                     --
   Due to General American Life
     Insurance Company...................                    --                    105                     15                     68
                                           --------------------   --------------------   --------------------   --------------------
        Total Liabilities................                    22                    105                     15                     68
                                           --------------------   --------------------   --------------------   --------------------

NET ASSETS...............................  $            447,139   $          7,970,965   $          5,401,139   $         19,284,443
                                           ====================   ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2016



                                                 FIDELITY VIP        MIST MFS  RESEARCH       MSF BARCLAYS          MSF BLACKROCK
                                                 EQUITY-INCOME          INTERNATIONAL     AGGREGATE BOND INDEX     LARGE CAP VALUE
                                                   DIVISION               DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            155,407  $             31,542  $             30,299  $             97,756
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                68,040                13,960                10,881                51,189
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                87,367                17,582                19,418                46,567
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               438,496                    --                    --               446,791
      Realized gains (losses) on sale of
        investments.........................              (52,932)              (20,958)                 2,960             (122,421)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......               385,564              (20,958)                 2,960               324,370
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               597,933              (24,611)               (6,503)               534,394
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................               983,497              (45,569)               (3,543)               858,764
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,070,864  $           (27,987)  $             15,875  $            905,331
                                              ====================  ====================  ====================  ====================

                                                  MSF BLACKROCK
                                                   ULTRA-SHORT         MSF JENNISON      MSF MET/WELLINGTON         MSF METLIFE
                                                    TERM BOND             GROWTH              BALANCED              STOCK INDEX
                                                    DIVISION             DIVISION             DIVISION               DIVISION
                                              --------------------  -------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $                233  $            23,727  $            149,969  $            370,290
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                 3,564               80,289                54,032               185,730
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....               (3,331)             (56,562)                95,937               184,560
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                     7            1,050,065               252,609               811,854
      Realized gains (losses) on sale of
        investments.........................                    16               46,463                49,351               607,964
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......                    23            1,096,528               301,960             1,419,818
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                 1,009          (1,145,390)              (90,496)               282,751
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................                 1,032             (48,862)               211,464             1,702,569
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            (2,299)  $         (105,424)  $            307,401  $          1,887,129
                                              ====================  ===================  ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015



                                                FIDELITY VIP                        MIST MFS
                                                EQUITY-INCOME                RESEARCH INTERNATIONAL
                                                  DIVISION                          DIVISION
                                      --------------------------------  --------------------------------
                                           2016              2015             2016            2015
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        87,367  $       156,005  $        17,582  $        32,606
   Net realized gains (losses)......          385,564          698,217         (20,958)              931
   Change in unrealized gains
     (losses) on investments........          597,933      (1,213,693)         (24,611)         (67,901)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        1,070,864        (359,471)         (27,987)         (34,364)
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           10,688           20,627            6,801            4,479
   Net transfers (including
     fixed account).................        (183,831)        (161,158)         (35,881)         (49,974)
   Transfers for contract benefits
     and terminations...............        (447,846)        (536,641)        (126,049)         (70,575)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.......        (620,989)        (677,172)        (155,129)        (116,070)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          449,875      (1,036,643)        (183,116)        (150,434)
NET ASSETS:
   Beginning of year................        6,784,397        7,821,040        1,524,984        1,675,418
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     7,234,272  $     6,784,397  $     1,341,868  $     1,524,984
                                      ===============  ===============  ===============  ===============


                                                MSF BARCLAYS                       MSF BLACKROCK
                                            AGGREGATE BOND INDEX                  LARGE CAP VALUE
                                                  DIVISION                           DIVISION
                                      ---------------------------------  ---------------------------------
                                            2016              2015             2016             2015
                                      ----------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         19,418  $        21,392  $        46,567  $         60,332
   Net realized gains (losses)......             2,960            1,961          324,370           504,460
   Change in unrealized gains
     (losses) on investments........           (6,503)         (31,253)          534,394       (1,002,375)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            15,875          (7,900)          905,331         (437,583)
                                      ----------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........             6,334              287            3,018            18,902
   Net transfers (including
     fixed account).................           (8,142)               --        (176,062)           (2,994)
   Transfers for contract benefits
     and terminations...............          (69,708)         (50,521)        (892,663)         (443,043)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.......          (71,516)         (50,234)      (1,065,707)         (427,135)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............          (55,641)         (58,134)        (160,376)         (864,718)
NET ASSETS:
   Beginning of year................         1,078,826        1,136,960        5,795,721         6,660,439
                                      ----------------  ---------------  ---------------  ----------------
   End of year......................  $      1,023,185  $     1,078,826  $     5,635,345  $      5,795,721
                                      ================  ===============  ===============  ================

                                                MSF BLACKROCK
                                                 ULTRA-SHORT                      MSF JENNISON
                                                  TERM BOND                          GROWTH
                                                  DIVISION                          DIVISION
                                      --------------------------------  --------------------------------
                                            2016             2015             2016             2015
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       (3,331)  $       (4,682)  $      (56,562)  $      (71,270)
   Net realized gains (losses)......               23               --        1,096,528        1,854,257
   Change in unrealized gains
     (losses) on investments........            1,009               --      (1,145,390)        (921,262)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (2,299)          (4,682)        (105,424)          861,725
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........               --           11,376           25,114           47,857
   Net transfers (including
     fixed account).................          102,042         (20,551)        (271,579)        (182,854)
   Transfers for contract benefits
     and terminations...............         (10,130)        (278,241)        (507,199)      (1,857,104)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.......           91,912        (287,416)        (753,664)      (1,992,101)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............           89,613        (292,098)        (859,088)      (1,130,376)
NET ASSETS:
   Beginning of year................          357,526          649,624        8,830,053        9,960,429
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $       447,139  $       357,526  $     7,970,965  $     8,830,053
                                      ===============  ===============  ===============  ===============


                                             MSF MET/WELLINGTON
                                                  BALANCED
                                                  DIVISION
                                      --------------------------------
                                           2016             2015
                                      ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        95,937  $        58,366
   Net realized gains (losses)......          301,960        1,143,718
   Change in unrealized gains
     (losses) on investments........         (90,496)      (1,108,027)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          307,401           94,057
                                      ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            5,355           22,009
   Net transfers (including
     fixed account).................        (125,373)         (57,153)
   Transfers for contract benefits
     and terminations...............        (319,395)        (493,053)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.......        (439,413)        (528,197)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets...............        (132,012)        (434,140)
NET ASSETS:
   Beginning of year................        5,533,151        5,967,291
                                      ---------------  ---------------
   End of year......................  $     5,401,139  $     5,533,151
                                      ===============  ===============


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO
                 OF GENERAL AMERICAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                                               MSF METLIFE
                                                                                                               STOCK INDEX
                                                                                                                DIVISION
                                                                                                    --------------------------------
                                                                                                         2016             2015
                                                                                                    ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...................................................................  $       184,560  $       144,966
   Net realized gains (losses)....................................................................        1,419,818        1,632,375
   Change in unrealized gains
     (losses) on investments......................................................................          282,751      (1,717,790)
                                                                                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...........................................................................        1,887,129           59,551
                                                                                                    ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........................................................................           92,484          166,964
   Net transfers (including
     fixed account)...............................................................................        (783,543)          118,273
   Transfers for contract benefits
     and terminations.............................................................................        (741,146)      (1,594,971)
                                                                                                    ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        contract transactions.....................................................................      (1,432,205)      (1,309,734)
                                                                                                    ---------------  ---------------
     Net increase (decrease)
        in net assets.............................................................................          454,924      (1,250,183)
NET ASSETS:
   Beginning of year..............................................................................       18,829,519       20,079,702
                                                                                                    ---------------  ---------------
   End of year....................................................................................  $    19,284,443  $    18,829,519
                                                                                                    ===============  ===============


 The accompanying notes are an integral part of these financial statements.

              GENERAL AMERICAN SEPARATE ACCOUNT TWO
            OF GENERAL AMERICAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


General American Separate Account Two (the "Separate Account"), a separate account of General American Life Insurance Company (the "Company"), was established by the Company's Board of Directors on October 22, 1970 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Department of Insurance.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a portion of its retail business, (the "Separation"). Additionally, on July 21, 2016, MetLife, Inc. announced that following the Separation, the separated business will be rebranded as "Brighthouse Financial." On October 5, 2016, Brighthouse Financial, Inc., a subsidiary of MetLife, Inc. ("Brighthouse"), filed a registration statement on Form 10 (the "Form 10") with the U.S. Securities and Exchange Commission ("SEC"), which included a description of how MetLife, Inc. currently plans to effectuate the Separation. On December 6, 2016, Brighthouse filed amendments to its registration statement on Form 10 with the SEC. The information statement filed as an exhibit to the Form 10 disclosed that the Company intends to include MetLife Insurance Company USA, New England Life Insurance Company, First MetLife Investors Insurance Company and MetLife Advisers, LLC ("MetLife Advisers"), among other companies, in the proposed separated business. The ultimate form and timing of the Separation will be influenced by a number of factors, including regulatory considerations and economic conditions. MetLife continues to evaluate and pursue structural alternatives for the proposed Separation. MetLife expects that the life and annuity business sold through the Company will not be a part of Brighthouse Financial. The Separation remains subject to certain conditions, including, among others, obtaining final approval from the MetLife, Inc. Board of Directors, receipt of a favorable ruling from the Internal Revenue Service and an opinion from MetLife's tax advisor regarding certain U.S. federal income tax matters, and an SEC declaration of the effectiveness of the Form 10.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF DIVISIONS


Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the contract owner. The following Divisions had net assets as of December 31, 2016:

Fidelity VIP Equity-Income Division                     MSF BlackRock Ultra-Short Term Bond Division
MIST MFS Research International Division                MSF Jennison Growth Division
MSF Barclays Aggregate Bond Index Division              MSF Met/Wellington Balanced Division
MSF BlackRock Large Cap Value Division                  MSF MetLife Stock Index Division

                GENERAL AMERICAN SEPARATE ACCOUNT TWO
              OF GENERAL AMERICAN LIFE INSURANCE COMPANY
           NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES


The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2016:

NAME CHANGES:

Former Name                                           New Name

(MSF) BlackRock Money Market Portfolio                (MSF) BlackRock Ultra-Short Term Bond Portfolio
(MSF) WMC Balanced Portfolio                          (MSF) Met/Wellington Balanced Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION TOPIC 946.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Division's investment in shares of a portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. There were no contracts in payout at December 31, 2016.

                GENERAL AMERICAN SEPARATE ACCOUNT TWO
              OF GENERAL AMERICAN LIFE INSURANCE COMPANY
           NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Divisions.


NET TRANSFERS
Funds transferred by the contract owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In March 2015, the FASB issued new guidance to improve fair value measurement guidance (ASU 2015-07, FAIR VALUE MEASUREMENT (TOPIC 820): DISCLOSURE FOR INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)), effective for fiscal years beginning after December 15, 2015 and interim periods within those years. The objective of this update is to address the diversity in practice related to how certain investments measured at NAV with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. The amendments in the ASU remove the requirement to categorize within the fair value hierarchy all investments for which the fair value is measured using the NAV per share practical expedient. Effective January 1, 2016, the Separate Account adopted this guidance. The adoption resulted in removal of the related disclosures in
Note 4.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2016:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.75% - 1.00%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

                GENERAL AMERICAN SEPARATE ACCOUNT TWO
              OF GENERAL AMERICAN LIFE INSURANCE COMPANY
           NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


A contract administrative charge of $10 is assessed on an annual basis for Contracts sold before May 1982. In addition, a transfer fee of $5 is imposed whenever funds are transferred between the Company's general account and the Separate Account for Contracts sold before May 1982. The Company is currently waiving the contract administrative charge and the transfer fee, but reserves the right to impose them in the future. Contracts sold in May 1982 and later impose a surrender charge which ranges from 0.0 percent to 9.0 percent if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Divisions. There were no contract charges assessed through the redemption of units during the two year period ended December 31, 2016.

The MIST and MSF Trusts currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by MetLife Advisers, an affiliate of the Company. MetLife Advisers is also the investment adviser to the portfolios of the MIST and MSF Trusts.


6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2016               DECEMBER 31, 2016
                                                                  -------------------------------    ------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                      SHARES          COST ($)       PURCHASES ($)   FROM SALES ($)
                                                                  -------------     -------------    -------------   --------------
     Fidelity VIP Equity-Income Division........................        329,282         7,172,686          605,478          700,212
     MIST MFS Research International Division...................        132,206         1,478,134           43,890          181,390
     MSF Barclays Aggregate Bond Index Division.................         94,130         1,012,481           32,024           84,143
     MSF BlackRock Large Cap Value Division.....................        624,093         5,773,367          562,315        1,134,370
     MSF BlackRock Ultra-Short Term Bond Division...............          4,459           446,141          122,776           34,215
     MSF Jennison Growth Division...............................        601,590         7,649,787        1,095,003          855,985
     MSF Met/Wellington Balanced Division.......................        292,112         4,813,259          423,762          514,834
     MSF MetLife Stock Index Division...........................        418,955        13,676,540        1,898,180        2,332,143

This page is intentionally left blank.

                GENERAL AMERICAN SEPARATE ACCOUNT TWO
              OF GENERAL AMERICAN LIFE INSURANCE COMPANY
           NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015:



                                         FIDELITY VIP                     MIST MFS                     MSF BARCLAYS
                                         EQUITY-INCOME             RESEARCH INTERNATIONAL          AGGREGATE BOND INDEX
                                           DIVISION                       DIVISION                       DIVISION
                                 -----------------------------  -----------------------------  -----------------------------
                                     2016            2015           2016            2015           2016            2015
                                 -------------  --------------  -------------  --------------  -------------  --------------

Units beginning of year........        154,134         168,944         65,579          70,264         27,838          29,120
Units issued and transferred
   from other funding options..            383             553            625             183             45               7
Units redeemed and transferred
   to other funding options....       (13,854)        (15,363)        (7,525)         (4,868)        (1,828)         (1,289)
                                 -------------  --------------  -------------  --------------  -------------  --------------
Units end of year..............        140,663         154,134         58,679          65,579         26,055          27,838
                                 =============  ==============  =============  ==============  =============  ==============


                                                                        MSF BLACKROCK
                                         MSF BLACKROCK                   ULTRA-SHORT                   MSF JENNISON
                                        LARGE CAP VALUE                   TERM BOND                       GROWTH
                                           DIVISION                       DIVISION                       DIVISION
                                 -----------------------------  -----------------------------  -----------------------------
                                      2016           2015            2016            2015           2016           2015
                                 --------------  -------------  --------------  -------------  --------------  -------------

Units beginning of year........          56,624         60,332          18,109         32,578         199,889        247,309
Units issued and transferred
   from other funding options..             243          2,107           6,241            575             823          1,309
Units redeemed and transferred
   to other funding options....         (8,709)        (5,815)         (1,554)       (15,044)        (18,767)       (48,729)
                                 --------------  -------------  --------------  -------------  --------------  -------------
Units end of year..............          48,158         56,624          22,796         18,109         181,945        199,889
                                 ==============  =============  ==============  =============  ==============  =============

                                            MSF MET/WELLINGTON                  MSF METLIFE
                                                 BALANCED                       STOCK INDEX
                                                 DIVISION                        DIVISION
                                       -----------------------------  ------------------------------
                                            2016            2015           2016            2015
                                       --------------  -------------  --------------  --------------

Units beginning of year..............          81,252         88,990         182,219         194,627
Units issued and transferred
   from other funding options........             384          5,422           8,512          11,891
Units redeemed and transferred
   to other funding options..........         (6,762)       (13,160)        (21,936)        (24,299)
                                       --------------  -------------  --------------  --------------
Units end of year....................          74,874         81,252         168,795         182,219
                                       ==============  =============  ==============  ==============


                GENERAL AMERICAN SEPARATE ACCOUNT TWO
              OF GENERAL AMERICAN LIFE INSURANCE COMPANY
           NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, for the respective stated periods in the five years ended December 31, 2016:

                                                   AS OF DECEMBER 31
                                     ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                         UNITS        HIGHEST ($)     ASSETS ($)
                                     ------------  ----------------  -------------
  Fidelity VIP Equity-Income   2016       140,663             51.43      7,234,272
     Division                  2015       154,134             44.02      6,784,397
                               2014       168,944             46.29      7,821,040
                               2013       180,950             43.01      7,782,579
                               2012       194,740             33.90      6,601,607

  MIST MFS Research            2016        58,679             22.87      1,341,868
     International Division    2015        65,579             23.25      1,524,984
                               2014        70,264             23.84      1,675,418
                               2013        78,762             25.82      2,033,913
                               2012        84,469             21.81      1,842,468

  MSF Barclays Aggregate Bond  2016        26,055             39.27      1,023,185
     Index Division            2015        27,838             38.75      1,078,826
                               2014        29,120             39.04      1,136,960
                               2013        31,070             37.27      1,158,055
                               2012        38,634             38.54      1,489,108

  MSF BlackRock Large Cap      2016        48,158    97.49 - 213.29      5,635,345
     Value Division            2015        56,624    83.09 - 181.33      5,795,721
                               2014        60,332    89.27 - 194.33      6,660,439
                               2013        69,626    82.03 - 178.12      7,157,324
                               2012        78,611    62.74 - 135.90      6,246,667

  MSF BlackRock Ultra-Short    2016        22,796             19.61        447,139
     Term Bond Division        2015        18,109             19.74        357,526
                               2014        32,578             19.94        649,624
                               2013        25,682             20.14        517,256
                               2012        31,038             20.34        631,412

  MSF Jennison Growth          2016       181,945             43.81      7,970,965
     Division                  2015       199,889             44.17      8,830,053
     (Commenced 4/30/2012)     2014       247,309             40.28      9,960,429
                               2013       260,691             37.30      9,724,259
                               2012       293,166             27.50      8,062,295

  MSF Met/Wellington Balanced  2016        74,874             72.14      5,401,139
     Division                  2015        81,252             68.10      5,533,151
                               2014        88,990             67.06      5,967,291
                               2013        92,141             61.26      5,644,912
                               2012       100,510             51.31      5,157,444

                                              FOR THE YEAR ENDED DECEMBER 31
                                     -------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(2)
                                        INCOME          LOWEST TO         LOWEST TO
                                       RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                     -------------  ----------------  ----------------
  Fidelity VIP Equity-Income   2016       2.28               1.00                16.84
     Division                  2015       3.11               1.00               (4.92)
                               2014       2.77               1.00                 7.64
                               2013       2.49               1.00                26.87
                               2012       3.14               1.00                16.13

  MIST MFS Research            2016       2.26               1.00               (1.66)
     International Division    2015       2.94               1.00               (2.48)
                               2014       2.47               1.00               (7.66)
                               2013       2.77               1.00                18.39
                               2012       2.13               1.00                15.80

  MSF Barclays Aggregate Bond  2016       2.78               1.00                 1.33
     Index Division            2015       2.91               1.00               (0.74)
                               2014       2.99               1.00                 4.75
                               2013       3.73               1.00               (3.30)
                               2012       3.65               1.00                 2.86

  MSF BlackRock Large Cap      2016       1.73        0.75 - 1.00        17.33 - 17.63
     Value Division            2015       1.83        0.75 - 1.00      (6.92) - (6.69)
                               2014       1.32        0.75 - 1.00          8.83 - 9.10
                               2013       1.41        0.75 - 1.00        30.74 - 31.07
                               2012       1.63        0.75 - 1.00        13.14 - 13.42

  MSF BlackRock Ultra-Short    2016       0.07               1.00               (0.65)
     Term Bond Division        2015         --               1.00               (0.99)
                               2014         --               1.00               (1.00)
                               2013         --               1.00               (1.00)
                               2012         --               1.00               (1.00)

  MSF Jennison Growth          2016       0.30               1.00               (0.83)
     Division                  2015       0.28               1.00                 9.68
     (Commenced 4/30/2012)     2014       0.26               1.00                 7.97
                               2013       0.42               1.00                35.64
                               2012         --               1.00               (3.63)

  MSF Met/Wellington Balanced  2016       2.78               1.00                 5.93
     Division                  2015       1.99               1.00                 1.56
                               2014       1.97               1.00                 9.45
                               2013       2.46               1.00                19.39
                               2012       2.29               1.00                11.25

                GENERAL AMERICAN SEPARATE ACCOUNT TWO
              OF GENERAL AMERICAN LIFE INSURANCE COMPANY
           NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                   AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                       ------------------------------------------  -------------------------------------------------
                                                      UNIT VALUE                   INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(2)
                                                       LOWEST TO          NET         INCOME          LOWEST TO         LOWEST TO
                                          UNITS       HIGHEST ($)     ASSETS ($)     RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -----------  --------------  -------------  -------------  ----------------  ----------------

  MSF MetLife Stock Index        2016      168,795          114.25     19,284,443       1.99              1.00                10.56
     Division                    2015      182,219          103.33     18,829,519       1.74              1.00                 0.16
                                 2014      194,627          103.17     20,079,702       1.70              1.00                12.24
                                 2013      206,523           91.92     18,984,161       1.82              1.00                30.71
                                 2012      225,989           70.33     15,893,445       1.77              1.00                14.60

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Division invests.

2 These amounts represent annualized contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.


9.  SUBSEQUENT EVENTS


The operations of the Divisions were affected by the following changes that occurred on March 6, 2017:

PORTFOLIO NAME CHANGES:

Former Name                                            New Name

(MSF) Barclays Aggregate Bond Index Portfolio          (BHFTII) MetLife Aggregate Bond Index Portfolio
(MSF) Met/Wellington Balanced Portfolio                (BHFTII) Brighthouse/Wellington Balanced Portfolio

TRUST NAME CHANGES:

Former Trust                                             New Trust

Met Investors Series Trust (MIST)                        Brighthouse Funds Trust I (BHFTI)
Metropolitan Series Fund (MSF)                           Brighthouse Funds Trust II (BHFTII)

ADVISER NAME CHANGE:

Former Adviser                                        New Adviser

MetLife Advisers, LLC                                 Brighthouse Investment Advisers, LLC

This page is intentionally left blank.

General American Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2016 and 2015 and for the Years Ended December 31, 2016, 2015 and 2014
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated financial statements of General American Life Insurance Company and its subsidiary (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and its subsidiary as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 18, 2017

            General American Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2016 and 2015

                (In millions, except share and per share data)

                                                                                                    2016       2015
                                                                                                 ---------- ----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $7,378
 and $7,129, respectively)...................................................................... $    7,808 $    7,460
Equity securities available-for-sale, at estimated fair value (cost: $49 and $61, respectively).         53         58
Mortgage loans (net of valuation allowances of $4 and $4, respectively).........................        857        921
Policy loans....................................................................................      1,680      1,732
Real estate and real estate joint ventures......................................................         52         54
Other limited partnership interests.............................................................        185        189
Short-term investments, at estimated fair value.................................................        169        226
Other invested assets...........................................................................        209        221
                                                                                                 ---------- ----------
   Total investments............................................................................     11,013     10,861
Cash and cash equivalents, at estimated fair value..............................................        130        139
Accrued investment income.......................................................................         97         97
Premiums, reinsurance and other receivables.....................................................      2,927      2,917
Deferred policy acquisition costs and value of business acquired................................        523        481
Current income tax recoverable..................................................................          9         17
Other assets....................................................................................        138        132
Separate account assets.........................................................................        824        839
                                                                                                 ---------- ----------
   Total assets................................................................................. $   15,661 $   15,483
                                                                                                 ========== ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits.......................................................................... $    6,175 $    5,899
Policyholder account balances...................................................................      5,308      5,404
Other policy-related balances...................................................................        259        259
Policyholder dividends payable..................................................................         96         86
Payables for collateral under securities loaned and other transactions..........................        381        498
Long-term debt..................................................................................        104        104
Deferred income tax liability...................................................................        117        122
Other liabilities...............................................................................        756        693
Separate account liabilities....................................................................        824        839
                                                                                                 ---------- ----------
   Total liabilities............................................................................     14,020     13,904
                                                                                                 ---------- ----------
Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000 shares issued
 and outstanding................................................................................          3          3
Additional paid-in capital......................................................................        852        853
Retained earnings...............................................................................        545        542
Accumulated other comprehensive income (loss)...................................................        241        181
                                                                                                 ---------- ----------
   Total stockholder's equity...................................................................      1,641      1,579
                                                                                                 ---------- ----------
   Total liabilities and stockholder's equity................................................... $   15,661 $   15,483
                                                                                                 ========== ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                               2016          2015          2014
                                                                           ------------  ------------  ------------
Revenues
Premiums.................................................................. $        750  $        687  $        595
Universal life and investment-type product policy fees....................           64            76            89
Net investment income.....................................................          489           507           520
Other revenues............................................................            7             6             8
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities.............           (3)           (1)           --
Other-than-temporary impairments on fixed maturity securities transferred
  to other comprehensive income (loss)....................................           --            (1)           (1)
Other net investment gains (losses).......................................           (7)           (6)           (3)
                                                                           ------------  ------------  ------------
 Total net investment gains (losses)......................................          (10)           (8)           (4)
Net derivative gains (losses).............................................          (30)          219            79
                                                                           ------------  ------------  ------------
 Total revenues...........................................................        1,270         1,487         1,287
                                                                           ------------  ------------  ------------
Expenses
Policyholder benefits and claims..........................................          865           763           701
Interest credited to policyholder account balances........................          131           133           139
Policyholder dividends....................................................          148           140           142
Other expenses............................................................          143           153           116
                                                                           ------------  ------------  ------------
 Total expenses...........................................................        1,287         1,189         1,098
                                                                           ------------  ------------  ------------
Income (loss) before provision for income tax.............................          (17)          298           189
Provision for income tax expense (benefit)................................          (20)          103            62
                                                                           ------------  ------------  ------------
 Net income (loss)........................................................ $          3  $        195  $        127
                                                                           ============  ============  ============

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                      2016      2015      2014
                                                                                    --------  --------  --------
Net income (loss).................................................................. $      3  $    195  $    127
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.......................       87      (473)      190
Unrealized gains (losses) on derivatives...........................................        7        18         8
Foreign currency translation adjustments...........................................       (2)       (3)       (3)
Defined benefit plans adjustment...................................................       --         1        (4)
                                                                                    --------  --------  --------
  Other comprehensive income (loss), before income tax.............................       92      (457)      191
Income tax (expense) benefit related to items of other comprehensive income (loss).      (32)      161       (67)
                                                                                    --------  --------  --------
  Other comprehensive income (loss), net of income tax.............................       60      (296)      124
                                                                                    --------  --------  --------
  Comprehensive income (loss)...................................................... $     63  $   (101) $    251
                                                                                    ========  ========  ========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                    Accumulated
                                                              Additional               Other          Total
                                                      Common   Paid-in    Retained Comprehensive  Stockholder's
                                                      Stock    Capital    Earnings Income (Loss)     Equity
                                                      ------- ----------  -------- -------------  -------------
Balance at December 31, 2013......................... $     3       $853   $   220         $ 353       $  1,429
Net income (loss)....................................                          127                          127
Other comprehensive income (loss), net of income tax.                                        124            124
                                                      ------- ----------  -------- -------------  -------------
Balance at December 31, 2014.........................       3        853       347           477          1,680
Net income (loss)....................................                          195                          195
Other comprehensive income (loss), net of income tax.                                       (296)          (296)
                                                      ------- ----------  -------- -------------  -------------
Balance at December 31, 2015.........................       3        853       542           181          1,579
Return of capital....................................                 (1)                                    (1)
Net income (loss)....................................                            3                            3
Other comprehensive income (loss), net of income tax.                                         60             60
                                                      ------- ----------  -------- -------------  -------------
Balance at December 31, 2016......................... $     3       $852   $   545         $ 241       $  1,641
                                                      ======= ==========  ======== =============  =============

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                 2016         2015         2014
                                                             -----------  -----------  -----------
Cash flows from operating activities
Net income (loss)........................................... $         3  $       195  $       127
Adjustments to reconcile net income (loss) to net cash
 provided by (used in) operating activities:
Depreciation and amortization expenses......................           1            2            5
Amortization of premiums and accretion of discounts
 associated with investments, net...........................         (38)         (37)         (36)
(Gains) losses on investments, net..........................          10            8            4
(Gains) losses on derivatives, net..........................          43         (207)         (67)
(Income) loss from equity method investments, net of
 dividends or distributions.................................          (1)          25           (4)
Interest credited to policyholder account balances..........         131          133          139
Interest (income) expense on equity linked notes............          (7)           1           --
Universal life and investment-type product policy fees......         (64)         (76)         (89)
Change in premiums, reinsurance and other receivables.......          16          (39)         (81)
Change in deferred policy acquisition costs and value of
 business acquired, net.....................................         (48)         (67)         (90)
Change in income tax........................................         (30)          51            6
Change in other assets......................................           1           12            3
Change in insurance-related liabilities and policy-related
 balances...................................................         284          304          217
Change in other liabilities.................................          (8)         (39)          12
Other, net..................................................           2            4            1
                                                             -----------  -----------  -----------
 Net cash provided by (used in) operating activities........         295          270          147
                                                             -----------  -----------  -----------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities..................................       2,231        2,417        2,819
 Equity securities..........................................          10           16            5
 Mortgage loans.............................................         229          196          131
 Real estate and real estate joint ventures.................           3           49           --
 Other limited partnership interests........................          42           68           16
Purchases of:
 Fixed maturity securities..................................      (2,400)      (2,467)      (2,745)
 Equity securities..........................................          (1)          (5)          (9)
 Mortgage loans.............................................        (194)        (308)         (71)
 Real estate and real estate joint ventures.................          (3)          (2)         (26)
 Other limited partnership interests........................         (39)         (37)         (36)
Cash received in connection with freestanding derivatives...          91          131           94
Cash paid in connection with freestanding derivatives.......         (83)         (23)         (30)
Purchases of loans to affiliates............................          --           --          (55)
Net change in policy loans..................................          52           17            8
Net change in short-term investments........................          57           13           42
Net change in other invested assets.........................          (8)         (22)          (4)
                                                             -----------  -----------  -----------
  Net cash provided by (used in) investing activities....... $       (13) $        43  $       139
                                                             -----------  -----------  -----------

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                         2016        2015        2014
                                                                                      ----------  ----------  ----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $      427  $      453  $      608
  Withdrawals........................................................................       (598)       (739)       (637)
Net change in payables for collateral under securities loaned and other transactions.       (117)         12        (206)
Return of capital....................................................................         (1)         --          --
Other, net...........................................................................         (2)         (1)         (1)
                                                                                      ----------  ----------  ----------
  Net cash provided by (used in) financing activities................................       (291)       (275)       (236)
                                                                                      ----------  ----------  ----------
  Change in cash and cash equivalents................................................         (9)         38          50
Cash and cash equivalents, beginning of year.........................................        139         101          51
                                                                                      ----------  ----------  ----------
  Cash and cash equivalents, end of year............................................. $      130  $      139  $      101
                                                                                      ==========  ==========  ==========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest............................................................................. $        8  $        8  $        8
                                                                                      ==========  ==========  ==========
Income tax........................................................................... $        6  $       53  $       57
                                                                                      ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   General American Life Insurance Company ("General American") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. General American is a Missouri corporation incorporated in 1933. In December 2016, the Company was distributed as a non-cash extraordinary dividend from Metropolitan Life Insurance Company ("MLIC") to MetLife, Inc.

   The Company provided insurance and financial services to individual and institutional customers. Although not actively selling new business, the Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia. The Company's products include annuities, variable and universal life insurance, and traditional life insurance, including whole life and term insurance.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

     The accompanying consolidated financial statements include the accounts of General American and its subsidiary. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .  such separate accounts are legally recognized;

   . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .  investments are directed by the contractholder; and

   . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

     Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

     ----------------------------------------------------------------------
     Accounting Policy                                                 Note
     ----------------------------------------------------------------------
     Insurance                                                          2
     ----------------------------------------------------------------------
     Deferred Policy Acquisition Costs and Value of Business Acquired   3
     ----------------------------------------------------------------------
     Reinsurance                                                        4
     ----------------------------------------------------------------------
     Investments                                                        5
     ----------------------------------------------------------------------
     Derivatives                                                        6
     ----------------------------------------------------------------------
     Fair Value                                                         7
     ----------------------------------------------------------------------
     Income Tax                                                         11
     ----------------------------------------------------------------------
     Litigation Contingencies                                           12
     ----------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Other Policy-Related Balances

      Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

      The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .  incremental direct costs of contract acquisition, such as commissions;

   . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

     DAC and VOBA are amortized as follows:

------------------------------------------------------------------------------------------------------------
Products:                              In proportion to the following over estimated lives of the contracts:
------------------------------------------------------------------------------------------------------------
..  Nonparticipating and                  Actual and expected future gross
   non-dividend-paying traditional       premiums.
     contracts:
 . Term insurance
 . Nonparticipating whole life
   insurance
------------------------------------------------------------------------------------------------------------
..  Participating, dividend-paying        Actual and expected future gross
   traditional contracts                 margins.
------------------------------------------------------------------------------------------------------------
..  Fixed and variable universal life     Actual and expected future gross
   contracts                             profits.
..  Fixed and variable deferred
   annuity contracts
------------------------------------------------------------------------------------------------------------

     See Note 3 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity and Equity Securities

      The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 5 "-- Investments -- Fixed Maturity and Equity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

   Mortgage Loans

      The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to both portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5. Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments when such distributions become payable or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

      The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   Short-term Investments

      Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   . Loans to affiliates, which are stated at unpaid principal balance and adjusted for any unamortized premium or discount; and

   . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   . Tax credit partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

  Income Tax

     General American joins with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to General American under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If General American has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by General American when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if General American would not have realized the attributes on a stand-alone basis under a "wait and see" method.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

    . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

    .  the jurisdiction in which the deferred tax asset was generated;

    . the length of time that carryforward can be utilized in the various taxing jurisdiction;

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    . future taxable income exclusive of reversing temporary differences and carryforwards;

    .  future reversals of existing taxable temporary differences;

    .  taxable income in prior carryback years; and

    .  tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Policyholder Dividends

      Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Employee Benefit Plans

      Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Adoption of New Accounting Pronouncements

   Effective January 1, 2016, the Company retrospectively adopted guidance relating to short-duration contracts. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing, and frequency of claims. The adoption did not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 2.

   Effective January 1, 2016, the Company retrospectively adopted new guidance relating to the consolidation of certain entities. The objective of the new standard is to improve targeted areas of the consolidation guidance and to reduce the number of consolidation models. The new consolidation standard provides guidance on how a reporting entity (i) evaluates whether the entity should consolidate limited partnerships and similar entities, (ii) assesses whether the fees paid to a decisionmaker or service provider are variable interests in a variable interest entity ("VIE"), and (iii) assesses the variable interests in a VIE held by related parties of the reporting entity. The new guidance also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of the new guidance did not impact which entities are consolidated by the Company. The consolidated VIE assets and liabilities and unconsolidated VIE carrying amounts and maximum exposure to loss as of December 31, 2016, disclosed in Note 5, reflect the application of the new guidance.

   Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

Future Adoption of New Accounting Pronouncements

   In March 2017, the Financial Accounting Standards Board ("FASB") issued new guidance on purchased callable debt securities (Accounting Standards Update ("ASU") 2017- 08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those years and should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings. Early adoption is permitted. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. However, the amendments do not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In February 2017, the FASB issued new guidance on derecognition of nonfinancial assets (ASU 2017- 05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those years. Early adoption is permitted for interim or annual reporting periods beginning after December 15, 2016. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance clarifies the scope and accounting of a financial asset that meets the definition of an "in-substance nonfinancial asset" and defines the term, "in-substance nonfinancial asset." The ASU also adds guidance for partial sales of nonfinancial assets. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   In January 2017, the FASB issued new guidance on business combinations
(ASU 2017- 01, Business Combinations (Topic 805): Clarifying the Definition of a Business). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted as specified in the guidance. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In November 2016, the FASB issued new guidance on restricted cash
(ASU 2016-18, Statement of Cash Flows (Topic 230): a consensus of the FASB Emerging Issues Task Force). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In October 2016, the FASB issued new guidance on consolidation evaluation for entities under common control (ASU 2016-17, Consolidation (Topic 810):
Interests Held through Related Parties That Are under Common Control). The new guidance is effective for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance does not change the characteristics of a primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a VIE by changing how a reporting entity that is a single decisionmaker of a VIE handles indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

   In October 2016, the FASB issued new guidance on tax accounting for intra-entity transfers of assets (ASU 2016-16, Income Taxes (Topic 740):
Intra-Entity Transfers of Assets Other Than Inventory). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a modified retrospective basis. Early adoption is permitted in the first interim or annual reporting period. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In August 2016, the FASB issued new guidance on cash flow statement presentation (ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied retrospectively to all periods presented. Early adoption is permitted in any interim or annual period. This ASU addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments (ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

   In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. Additionally, there will no longer be a requirement to assess equity securities for impairment since such securities will be measured at fair value through net income. The Company has assessed the population of financial instruments that are subject to the new guidance and has determined that the most significant impact will be the requirement to report changes in fair value in net income each reporting period for all equity securities currently classified as available-for-sale and, to a lesser extent, other limited partnership interests and real estate joint ventures that are currently accounted for under the cost method. The population of these investments accounted for under the cost method is not material. The Company is continuing to evaluate the overall impact of this guidance on its consolidated financial statements.

   In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2017 and interim periods within those years. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance will supersede nearly all existing revenue recognition guidance under U.S. GAAP; however, it will not impact the accounting for insurance and investment contracts within the scope of Financial Services insurance (Topic 944), leases, financial instruments and guarantees. For those contracts that are impacted, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. Given the scope of the new revenue recognition guidance, the Company does not expect the adoption to have a material impact on its consolidated revenues or statements of operations, with the Company's implementation efforts primarily focused on other revenues on the consolidated statements of operations.

Other

   Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments will impact the accounting treatment of the Company's centrally cleared derivatives, for which the CME serves as the central clearing party. The application of the amended rulebook is expected to reduce the gross derivative assets and liabilities, as well as the related collateral, recorded on the consolidated balance sheet for trades cleared through the CME. The Company is currently evaluating the impact of these amendments on its consolidated financial statements. This change is not expected to impact the tax treatment of such derivatives, although the Internal Revenue Service ("IRS") is being asked to issue definitive guidance.

            General American Life Insurance Company and Subsidiary

2. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

    -----------------------------------------------------------------------
    Product Type:                Measurement Assumptions:
    -----------------------------------------------------------------------
    Participating life           Aggregate of (i) net level premium
                                  reserves for death and endowment policy
                                  benefits (calculated based upon the
                                  non-forfeiture interest rate, ranging
                                  from 3% to 6%, and mortality rates
                                  guaranteed in calculating the cash
                                  surrender values described in such
                                  contracts); and (ii) the liability for
                                  terminal dividends.
    -----------------------------------------------------------------------
    Nonparticipating life        Aggregate of the present value of
                                  expected future benefit payments and
                                  related expenses less the present value
                                  of expected future net premiums.
                                  Assumptions as to mortality and
                                  persistency are based upon the Company's
                                  experience when the basis of the
                                  liability is established. Interest rate
                                  assumptions for the aggregate future
                                  policy benefit liabilities range from 3%
                                  to 8%.
    -----------------------------------------------------------------------
    Individual and group         Present value of expected future
    traditional fixed annuities   payments. Interest rate assumptions used
    after annuitization           in establishing such liabilities range
                                  from 3% to 9%.
    -----------------------------------------------------------------------
    Non-medical health           The net level premium method and
    insurance                     assumptions as to future morbidity,
                                  withdrawals and interest, which provide
                                  a margin for adverse deviation. The
                                  interest rate assumption used in
                                  establishing such liabilities is 5%.
    -----------------------------------------------------------------------
    Disabled lives               Present value of benefits method and
                                  experience assumptions as to claim
                                  terminations, expenses and interest.
                                  Interest rate assumptions used in
                                  establishing such liabilities range from
                                  3% to 6%.
    -----------------------------------------------------------------------

   Participating business represented 34% and 33% of the Company's life insurance in-force at December 31, 2016 and 2015, respectively. Participating policies represented 94%, 93% and 92% of gross traditional life insurance premiums for the years ended December 31, 2016, 2015 and 2014, respectively.

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 6%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            General American Life Insurance Company and Subsidiary

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                        Annuity    Universal Life
                                       Contracts     Contracts
                                     ------------- --------------
                                      Guaranteed
                                     Annuitization   Secondary
                                       Benefits      Guarantees    Total
                                     ------------- --------------  -----
                                                (In millions)
       Direct:
       Balance at January 1, 2014...           $ 6           $108   $114
       Incurred guaranteed benefits.            --             13     13
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2014.             6            121    127
       Incurred guaranteed benefits.            --             10     10
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2015.             6            131    137
       Incurred guaranteed benefits.            --            (31)   (31)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2016.           $ 6           $100   $106
                                     ============= ==============  =====
       Ceded:
       Balance at January 1, 2014...           $--           $104   $104
       Incurred guaranteed benefits.            --             13     13
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2014.            --            117    117
       Incurred guaranteed benefits.            --             11     11
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2015.            --            128    128
       Incurred guaranteed benefits.            --            (30)   (30)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2016.           $--           $ 98   $ 98
                                     ============= ==============  =====
       Net:
       Balance at January 1, 2014...           $ 6           $  4   $ 10
       Incurred guaranteed benefits.            --             --     --
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2014.             6              4     10
       Incurred guaranteed benefits.            --             (1)    (1)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2015.             6              3      9
       Incurred guaranteed benefits.            --             (1)    (1)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2016.           $ 6           $  2   $  8
                                     ============= ==============  =====

            General American Life Insurance Company and Subsidiary

     Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                  December 31,
                                                           ---------------------------
                                                               2016          2015
                                                           ------------- -------------
                                                                       At
                                                                  Annuitization
                                                           ---------------------------
                                                              (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1)................................. $         262 $         264
  Net amount at risk (2).................................. $          47 $          47
Average attained age of contractholders...................      67 years      66 years

                                                                  December 31,
                                                           ---------------------------
                                                               2016          2015
                                                           ------------- -------------
                                                                    Secondary
                                                                   Guarantees
                                                           ---------------------------
                                                              (Dollars in millions)
Universal Life Contracts:
  Total account value (1)................................. $       1,757 $       1,733
  Net amount at risk (3).................................. $      11,999 $      12,657
Average attained age of policyholders.....................      66 years      65 years

-----------

(1)Includes the contractholder's investments in the general account and separate account, if applicable.

(2)Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(3)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                                               December 31,
                                                              ---------------
                                                               2016    2015
                                                              ------- -------
                                                               (In millions)
   Fund Groupings:
   Equity.................................................... $    21 $    20
   Bond......................................................       2       2
   Balanced..................................................       2       1
   Money Market..............................................      --       1
                                                              ------- -------
     Total................................................... $    25 $    24
                                                              ======= =======

            General American Life Insurance Company and Subsidiary

Obligations Under Funding Agreements

   General American is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of the FHLB of Des Moines common stock, included in equity securities, were as follows at:

                                                               December 31,
                                                           ---------------------
                                                              2016       2015
                                                           ---------- ----------
                                                               (In millions)
FHLB of Des Moines........................................ $       35 $       40

   The Company has also entered into funding agreements with the FHLB of Des Moines. The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                                                Liability        Collateral (2)
                                                           ------------------- -------------------
                                                                        December 31,
                                                           ---------------------------------------
                                                             2016      2015      2016      2015
                                                           --------- --------- --------- ---------
                                                                        (In millions)
FHLB of Des Moines (1).................................... $     625 $     750 $     811 $     851

-----------

(1)Represents funding agreements issued to the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, some of which are in the custody of the FHLB of Des Moines, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of Des Moines as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines' recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

            General American Life Insurance Company and Subsidiary

Liabilities for Unpaid Claims and Claim Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                                  Years Ended December 31,
                                                                             ----------------------------------
                                                                                2016        2015        2014
                                                                             ----------  ----------  ----------
                                                                                        (In millions)
Balance at January 1,....................................................... $      278  $      258  $      279
 Less: Reinsurance recoverables.............................................        163         156         163
                                                                             ----------  ----------  ----------
Net balance at January 1,...................................................        115         102         116
                                                                             ----------  ----------  ----------
Incurred related to:
 Current year...............................................................        281         242         301
 Prior years (1)............................................................         47          42          31
                                                                             ----------  ----------  ----------
   Total incurred...........................................................        328         284         332
                                                                             ----------  ----------  ----------
Paid related to:
 Current year...............................................................       (295)       (228)       (309)
 Prior years................................................................        (52)        (43)        (37)
                                                                             ----------  ----------  ----------
   Total paid...............................................................       (347)       (271)       (346)
                                                                             ----------  ----------  ----------
Net balance at December 31,.................................................         96         115         102
 Add: Reinsurance recoverables..............................................        145         163         156
                                                                             ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and other policy-
  related balance),......................................................... $      241  $      278  $      258
                                                                             ==========  ==========  ==========

-----------

(1)During 2016, 2015 and 2014, the claims and claim adjustment expenses associated with prior years increased due to deaths that occurred in prior periods, but reported in the current period, that were in excess of the estimated IBNR held for those prior periods.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $737 million and $752 million at December 31, 2016 and 2015, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $87 million at both December 31, 2016 and 2015. The latter category consisted primarily of bank owned life insurance. The average interest rate credited on these contracts was 1.88% and 2.03% at December 31, 2016 and 2015, respectively.

   For each of the years ended December 31, 2016, 2015 and 2014, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

            General American Life Insurance Company and Subsidiary

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

            General American Life Insurance Company and Subsidiary

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

   Information regarding DAC and VOBA was as follows:

                                                                      Years Ended December 31,
                                                                 ----------------------------------
                                                                    2016        2015        2014
                                                                 ----------  ----------  ----------
                                                                            (In millions)
DAC:
Balance at January 1,........................................... $      445  $      345  $      265
Capitalizations.................................................        128         143         142
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).          2          (6)         (3)
Other expenses..................................................        (81)        (64)        (42)
                                                                 ----------  ----------  ----------
 Total amortization.............................................        (79)        (70)        (45)
                                                                 ----------  ----------  ----------
Unrealized investment gains (losses)............................        (13)         27         (17)
                                                                 ----------  ----------  ----------
Balance at December 31,.........................................        481         445         345
                                                                 ----------  ----------  ----------
VOBA:
Balance at January 1,...........................................         36          41          46
Amortization related to:
Other expenses..................................................         (2)         (6)         (7)
                                                                 ----------  ----------  ----------
 Total amortization.............................................         (2)         (6)         (7)
                                                                 ----------  ----------  ----------
Unrealized investment gains (losses)............................          8           1           2
                                                                 ----------  ----------  ----------
Balance at December 31,.........................................         42          36          41
                                                                 ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,......................................... $      523  $      481  $      386
                                                                 ==========  ==========  ==========

            General American Life Insurance Company and Subsidiary

   The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                      VOBA
                                                    ----------
                                                    (In millions)
                     2017.......................... $       3
                     2018.......................... $       4
                     2019.......................... $       4
                     2020.......................... $       4
                     2021.......................... $       4

4. Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to an affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2016 and 2015, were not significant.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $369 million and $418 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

   At December 31, 2016, the Company had $582 million of net unaffiliated ceded reinsurance recoverables. Of this total, $478 million, or 82%, was with the Company's five largest unaffiliated ceded reinsurers, including $266 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2015, the Company had $665 million of net unaffiliated ceded reinsurance recoverables. Of this total, $542 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $297 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

            General American Life Insurance Company and Subsidiary

4. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                               Years Ended December 31,
                                                               -----------------------
                                                                2016     2015    2014
                                                               -----    -----   -----
                                                                  (In millions)
Premiums
Direct premiums............................................... $ 228    $ 238   $ 248
Reinsurance assumed...........................................   775      706     622
Reinsurance ceded.............................................  (253)    (257)   (275)
                                                               -----    -----   -----
 Net premiums................................................. $ 750    $ 687   $ 595
                                                               =====    =====   =====
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $ 290    $ 306   $ 322
Reinsurance assumed...........................................    --       --      --
Reinsurance ceded.............................................  (226)    (230)   (233)
                                                               -----    -----   -----
 Net universal life and investment-type product policy fees... $  64    $  76   $  89
                                                               =====    =====   =====
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $ 537    $ 564   $ 574
Reinsurance assumed...........................................   590      529     474
Reinsurance ceded.............................................  (262)    (330)   (347)
                                                               -----    -----   -----
 Net policyholder benefits and claims......................... $ 865    $ 763   $ 701
                                                               =====    =====   =====
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $ 215    $ 219   $ 223
Reinsurance assumed...........................................    --       --      --
Reinsurance ceded.............................................   (84)     (86)    (84)
                                                               -----    -----   -----
 Net interest credited to policyholder account balances....... $ 131    $ 133   $ 139
                                                               =====    =====   =====
Other expenses
Direct other expenses......................................... $  58    $  93   $  97
Reinsurance assumed...........................................   139      132     111
Reinsurance ceded.............................................   (54)     (72)    (92)
                                                               -----    -----   -----
 Net other expenses........................................... $ 143    $ 153   $ 116
                                                               =====    =====   =====

            General American Life Insurance Company and Subsidiary

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                           December 31,
                                             -------------------------------------------------------------------------
                                                             2016                                 2015
                                             ------------------------------------ ------------------------------------
                                                                          Total                                Total
                                                                         Balance                              Balance
                                              Direct  Assumed    Ceded    Sheet    Direct  Assumed    Ceded    Sheet
                                             -------- -------- --------  -------- -------- -------- --------  --------
                                                                           (In millions)
Assets
Premiums, reinsurance and other
 receivables................................ $     38 $    158 $  2,731  $  2,927 $     14 $    146 $  2,757  $  2,917
Deferred policy acquisition costs and value
 of business acquired.......................      162      449      (88)      523      170      414     (103)      481
                                             -------- -------- --------  -------- -------- -------- --------  --------
  Total assets.............................. $    200 $    607 $  2,643  $  3,450 $    184 $    560 $  2,654  $  3,398
                                             ======== ======== ========  ======== ======== ======== ========  ========
Liabilities
Future policy benefits...................... $  4,625 $  1,553 $     (3) $  6,175 $  4,734 $  1,168 $     (3) $  5,899
Other policy-related balances...............      165       67       27       259      170       66       23       259
Other liabilities...........................      130       48      578       756      129       54      510       693
                                             -------- -------- --------  -------- -------- -------- --------  --------
  Total liabilities......................... $  4,920 $  1,668 $    602  $  7,190 $  5,033 $  1,288 $    530  $  6,851
                                             ======== ======== ========  ======== ======== ======== ========  ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $325 million and $296 million at December 31, 2016 and 2015, respectively. There were no deposit liabilities on reinsurance at both December 31, 2016 and 2015.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MLIC and Brighthouse Life Insurance Company (formerly, MetLife Insurance Company USA), both of which are related parties.

            General American Life Insurance Company and Subsidiary

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                 Years Ended December 31,
                                                             -------------------------------
                                                                2016       2015       2014
                                                             ---------  ---------  ---------
                                                                      (In millions)
Premiums
Reinsurance assumed......................................... $     574  $     503  $     394
Reinsurance ceded...........................................        (9)        (9)        (4)
                                                             ---------  ---------  ---------
 Net premiums............................................... $     565  $     494  $     390
                                                             =========  =========  =========
Universal life and investment-type product policy fees
Reinsurance assumed......................................... $      --  $      --  $      --
Reinsurance ceded...........................................      (102)      (115)      (126)
                                                             ---------  ---------  ---------
 Net universal life and investment-type product policy fees. $    (102) $    (115) $    (126)
                                                             =========  =========  =========
Policyholder benefits and claims
Reinsurance assumed......................................... $     469  $     388  $     317
Reinsurance ceded...........................................       (25)       (33)       (15)
                                                             ---------  ---------  ---------
 Net policyholder benefits and claims....................... $     444  $     355  $     302
                                                             =========  =========  =========
Interest credited to policyholder account balances
Reinsurance assumed......................................... $      --  $      --  $      --
Reinsurance ceded...........................................       (84)       (86)       (84)
                                                             ---------  ---------  ---------
 Net interest credited to policyholder account balances..... $     (84) $     (86) $     (84)
                                                             =========  =========  =========
Other expenses
Reinsurance assumed......................................... $     109  $     101  $      77
Reinsurance ceded...........................................       (29)       (45)       (60)
                                                             ---------  ---------  ---------
 Net other expenses......................................... $      80  $      56  $      17
                                                             =========  =========  =========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                                  December 31,
                                                                  --------------------------------------------
                                                                           2016                   2015
                                                                  ---------------------  ---------------------
                                                                   Assumed      Ceded     Assumed      Ceded
                                                                  ---------- ----------  ---------- ----------
                                                                                  (In millions)
Assets
Premiums, reinsurance and other receivables...................... $      158 $    2,119  $      146 $    2,074
Deferred policy acquisition costs and value of business acquired.        449        (71)        414        (83)
                                                                  ---------- ----------  ---------- ----------
 Total assets.................................................... $      607 $    2,048  $      560 $    1,991
                                                                  ========== ==========  ========== ==========
Liabilities
Future policy benefits........................................... $    1,470 $       (3) $    1,074 $       (3)
Other policy-related balances....................................         18         27          11         23
Other liabilities................................................         48         19          54         26
                                                                  ---------- ----------  ---------- ----------
 Total liabilities............................................... $    1,536 $       43  $    1,139 $       46
                                                                  ========== ==========  ========== ==========

            General American Life Insurance Company and Subsidiary

   The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $2.0 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $324 million and $295 million at December 31, 2016 and 2015, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2016 and 2015.

5. Investments

   See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

     The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate fixed maturity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS (collectively, "Structured Securities").

                                                December 31, 2016                           December 31, 2015
                                   ------------------------------------------- -------------------------------------------
                                                Gross Unrealized                            Gross Unrealized
                                    Cost or  ----------------------- Estimated  Cost or  ----------------------  Estimated
                                   Amortized        Temporary  OTTI    Fair    Amortized        Temporary  OTTI    Fair
                                     Cost    Gains   Losses   Losses   Value     Cost    Gains   Losses   Losses   Value
                                   --------- ------ --------- ------ --------- --------- ------ --------- ------ ---------
                                                                        (In millions)
Fixed maturity securities:
U.S. corporate.................... $  2,942  $  214  $   34   $  --  $  3,122  $  2,689  $  188  $   80   $  --  $  2,797
Foreign corporate.................    1,364      85      84      --     1,365     1,288      67     107      --     1,248
Foreign government................    1,059     186      36      --     1,209       952     187      39      --     1,100
U.S. government and agency........      720      68       6      --       782       728      73       1      --       800
RMBS (1)..........................      672      31       9      --       694       834      35       7      (1)      863
CMBS..............................      318       8       2      --       324       333       6       2      --       337
ABS...............................      180       2       2      --       180       192       2       2      --       192
State and political subdivision...      123      12       3      --       132       113      12       1       1       123
                                   --------  ------  ------   -----  --------  --------  ------  ------   -----  --------
  Total fixed maturity securities. $  7,378  $  606  $  176   $  --  $  7,808  $  7,129  $  570  $  239   $  --  $  7,460
                                   ========  ======  ======   =====  ========  ========  ======  ======   =====  ========
Equity securities:
Common stock...................... $     49  $    4  $   --   $  --  $     53  $     61  $    1  $    4   $  --  $     58

-------------

            General American Life Insurance Company and Subsidiary

(1) The noncredit loss component of OTTI losses for RMBS was in an unrealized gain position of $1 million at December 31, 2015, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

     The Company held non-income producing fixed maturity securities with an estimated fair value of less than $1 million with unrealized gains (losses) of less than ($1) million at both December 31, 2016 and 2015.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

     Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2016:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......   $    363    $    1,152     $    2,019    $    2,674   $    1,170 $    7,378
Estimated fair value.   $    369    $    1,229     $    2,140    $    2,872   $    1,198 $    7,808

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

            General American Life Insurance Company and Subsidiary

  Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                                     December 31, 2016                          December 31, 2015
                                         ------------------------------------------ ------------------------------------------
                                                               Equal to or Greater                        Equal to or Greater
                                          Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                         --------------------- -------------------- --------------------- --------------------
                                         Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                           Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
                                           Value      Losses     Value     Losses     Value      Losses     Value     Losses
                                         ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                             (In millions)
Fixed maturity securities:
U.S. corporate.......................... $      595  $    18   $    144   $     16  $      733  $     57  $    107   $    23
Foreign corporate.......................        333       19        281         65         555        72       121        35
Foreign government......................        266       15        102         21         332        39         1        --
U.S. government and agency..............        189        6         --         --         272         1        --        --
RMBS....................................        149        6         51          3         112         3        58         3
CMBS....................................         59        2          7         --         125         2         5        --
ABS.....................................         17        1         42          1          72         1        26         1
State and political subdivision.........         41        2          1          1          30         1         1         1
                                         ----------  -------   --------   --------  ----------  --------  --------   -------
 Total fixed maturity securities........ $    1,649  $    69   $    628   $    107  $    2,231  $    176  $    319   $    63
                                         ==========  =======   ========   ========  ==========  ========  ========   =======
Equity securities:
Common stock............................ $        3  $    --   $     --   $     --  $       10  $      4  $      1   $    --
Total number of securities in an
 unrealized loss position...............        500                 257                    774                 123
                                         ==========            ========             ==========            ========

  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers;
   (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security;
   (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

            General American Life Insurance Company and Subsidiary

      The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

      With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

      The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

      In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

      Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2016. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

            General American Life Insurance Company and Subsidiary

      Gross unrealized losses on fixed maturity securities decreased
   $63 million during the year ended December 31, 2016 to $176 million. The decrease in gross unrealized losses for the year ended December 31, 2016, was primarily attributable to narrowing credit spreads, partially offset by an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

      At December 31, 2016, $21 million of the total $176 million of gross unrealized losses were from 10 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

   Investment Grade Fixed Maturity Securities

      Of the $21 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $20 million, or 95%, were related to gross unrealized losses on seven investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads since purchase and with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities

      Of the $21 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $1 million, or 5%, were related to gross unrealized losses on three below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to state and political subdivision securities and U.S. corporate securities (primarily industrial securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, in part due to economic and market uncertainties including concerns over lower oil prices in the energy sector. Management evaluates state and political subdivision securities and U.S. corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers.

   Equity Securities

      Gross unrealized losses on equity securities decreased $4 million during the year ended December 31, 2016 to less than $1 million.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                               December 31,
                                 ----------------------------------------
                                         2016                 2015
                                 -------------------  -------------------
                                 Carrying    % of     Carrying    % of
                                  Value      Total     Value      Total
                                 --------  ---------  --------  ---------
                                           (Dollars in millions)
     Mortgage loans:
     Commercial................. $    772       90.1% $    857       93.0%
     Agricultural...............       89       10.4        68        7.4
                                 --------  ---------  --------  ---------
      Subtotal..................      861      100.5       925      100.4
     Valuation allowances.......       (4)      (0.5)       (4)      (0.4)
                                 --------  ---------  --------  ---------
      Total mortgage loans, net. $    857      100.0% $    921      100.0%
                                 ========  =========  ========  =========

     The Company purchases unaffiliated mortgage loans under a master participation agreement, from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the Company from an affiliate during the years ended December 31, 2016, 2015 and 2014 were $158 million, $287 million and $68 million, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $263 million, $138 million and $120 million during the years ended
  December 31, 2016, 2015 and 2014, respectively.

            General American Life Insurance Company and Subsidiary

     See "-- Related Party Investment Transactions" for additional discussion of related party mortgage loans.

  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

     All mortgage loans were evaluated collectively for credit losses and the related valuation allowances were maintained primarily for commercial mortgage loans. The Company had no impaired mortgage loans during each of the years ended December 31, 2016, 2015 and 2014.

  Valuation Allowance Rollforward by Portfolio Segment

     The changes in the valuation allowance, by portfolio segment, were as follows:

                                   Commercial   Agricultural      Total
                                  ------------  ------------- ------------
                                                (In millions)
    Balance at January 1, 2014... $          4  $          -- $          4
    Provision (release)..........           (1)            --           (1)
                                  ------------  ------------- ------------
    Balance at December 31, 2014.            3             --            3
    Provision (release)..........            1             --            1
                                  ------------  ------------- ------------
    Balance at December 31, 2015.            4             --            4
    Provision (release)..........           --             --           --
                                  ------------  ------------- ------------
    Balance at December 31, 2016. $          4  $          -- $          4
                                  ============  ============= ============

   Valuation Allowance Methodology

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

            General American Life Insurance Company and Subsidiary

      All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

      For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Credit Quality of Commercial Mortgage Loans

     The credit quality of commercial mortgage loans was as follows at:

                                         Recorded Investment
                          -------------------------------------------------
                           Debt Service Coverage Ratios
                          ------------------------------            % of
                          > 1.20x  1.00x - 1.20x < 1.00x  Total     Total
                          -------- ------------- ------- -------- ---------
                                        (Dollars in millions)
   December 31, 2016
   Loan-to-value ratios:
   Less than 65%......... $    671    $    41    $    14 $    726      94.0%
   65% to 75%............       44         --          2       46       6.0
                          --------    -------    ------- -------- ---------
     Total............... $    715    $    41    $    16 $    772     100.0%
                          ========    =======    ======= ======== =========
   December 31, 2015
   Loan-to-value ratios:
   Less than 65%......... $    762    $    --    $    12 $    774      90.3%
   65% to 75%............       60         21          2       83       9.7
                          --------    -------    ------- -------- ---------
     Total............... $    822    $    21    $    14 $    857     100.0%
                          ========    =======    ======= ======== =========

            General American Life Insurance Company and Subsidiary

  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                         ----------------------------------------------------
                                    2016                       2015
                         -------------------------  -------------------------
                          Recorded       % of        Recorded       % of
                         Investment      Total      Investment      Total
                         ----------- -------------  ----------- -------------
                                         (Dollars in millions)
  Loan-to-value ratios:
  Less than 65%......... $        77          86.5% $        52          76.5%
  65% to 75%............          12          13.5           16          23.5
                         ----------- -------------  ----------- -------------
    Total............... $        89         100.0% $        68         100.0%
                         =========== =============  =========== =============

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2016 and 2015. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans - 60 days and agricultural mortgage loans - 90 days. The Company had no mortgage loans past due and no nonaccrual mortgage loans at both December 31, 2016 and 2015.

  Mortgage Loans Modified in a Troubled Debt Restructuring

     The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance. There were no mortgage loans modified in a troubled debt restructuring for both the years ended December 31, 2016 and 2015.

Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $39 million and $90 million at December 31, 2016 and 2015, respectively.

            General American Life Insurance Company and Subsidiary

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated OCI ("AOCI").

   The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                            Years Ended December 31,
                                                                       ----------------------------------
                                                                          2016        2015        2014
                                                                       ----------  ----------  ----------
                                                                                  (In millions)
Fixed maturity securities............................................. $      430  $      340  $      834
Fixed maturity securities with noncredit OTTI losses included in AOCI.         --          --          (1)
                                                                       ----------  ----------  ----------
  Total fixed maturity securities.....................................        430         340         833
Equity securities.....................................................          4          (3)          5
Derivatives...........................................................         28          21           3
Other.................................................................         (3)         (2)         --
                                                                       ----------  ----------  ----------
  Subtotal............................................................        459         356         841
                                                                       ----------  ----------  ----------
Amounts allocated from:
Future policy benefits................................................         (4)         --          (2)
DAC and VOBA..........................................................        (52)        (47)        (75)
                                                                       ----------  ----------  ----------
  Subtotal............................................................        (56)        (47)        (77)
                                                                       ----------  ----------  ----------
Deferred income tax benefit (expense).................................       (141)       (109)       (267)
                                                                       ----------  ----------  ----------
  Net unrealized investment gains (losses)............................ $      262  $      200  $      497
                                                                       ==========  ==========  ==========

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                           Years Ended December 31,
                                                                                      ----------------------------------
                                                                                         2016        2015        2014
                                                                                      ----------  ----------  ----------
                                                                                                 (In millions)
Balance at January 1,................................................................ $      200  $      497  $      369
Fixed maturity securities on which noncredit OTTI losses have been recognized........         --           1           2
Unrealized investment gains (losses) during the year.................................        103        (486)        213
Unrealized investment gains (losses) relating to:
Future policy benefits...............................................................         (4)          2          (2)
DAC and VOBA.........................................................................         (5)         28         (15)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
 AOCI................................................................................         --          --          (1)
Deferred income tax benefit (expense)................................................        (32)        158         (69)
                                                                                      ----------  ----------  ----------
Balance at December 31,.............................................................. $      262  $      200  $      497
                                                                                      ==========  ==========  ==========
  Change in net unrealized investment gains (losses)................................. $       62  $     (297) $      128
                                                                                      ==========  ==========  ==========

Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.1 billion and $1.0 billion at December 31, 2016 and 2015, respectively.

            General American Life Insurance Company and Subsidiary

Securities Lending

   Elements of the securities lending program are presented below at:

                                                              December 31,
                                                        -------------------------
                                                            2016         2015
                                                        ------------ ------------
                                                              (In millions)
Securities on loan: (1)
  Amortized cost....................................... $        246 $        358
  Estimated fair value................................. $        281 $        413
Cash collateral on deposit from counterparties (2)..... $        286 $        422
Security collateral on deposit from counterparties (3). $          1 $          1
Reinvestment portfolio -- estimated fair value......... $        286 $        419

-------------
(1) Included within fixed maturity securities.

(2) Included within payables for collateral under securities loaned and other transactions.

(3) Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

   The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

                                               December 31, 2016              December 31, 2015
                                         ------------------------------ ------------------------------
                                           Remaining Tenor of             Remaining Tenor of
                                           Securities Lending             Securities Lending
                                               Agreements                     Agreements
                                         -----------------------        -----------------------
                                                  1 Month 1 to 6                 1 Month 1 to 6
                                         Open (1) or Less Months Total  Open (1) or Less Months Total
                                         -------- ------- ------ ------ -------- ------- ------ ------
                                                                 (In millions)
Cash collateral liability by loaned
 security type:
U.S. government and agency..............  $   43  $   64  $  136 $  243  $   62  $  137  $  154 $  353
All other securities....................      --      43      --     43       1      47      21     69
                                          ------  ------  ------ ------  ------  ------  ------ ------
 Total..................................  $   43  $  107  $  136 $  286  $   63  $  184  $  175 $  422
                                          ======  ======  ====== ======  ======  ======  ====== ======

-------------
(1) The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2016 was $42 million, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

   The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, short-term investments, U.S. corporate and foreign corporate securities) with 49% invested in agency RMBS, short-term investments, cash equivalents, U.S. government and agency securities or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

            General American Life Insurance Company and Subsidiary

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes except mortgage loans, which are presented at carrying value, at:

                                                                    December 31,
                                                              -------------------------
                                                                  2016            2015
                                                              ------------    ------------
                                                                    (In millions)
Invested assets on deposit (regulatory deposits)............. $      1,288    $      1,190
Invested assets pledged as collateral (1)....................          715             862
                                                              ------------    ------------
  Total invested assets on deposit and pledged as collateral. $      2,003    $      2,052
                                                              ============    ============

-------------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2), and derivative transactions (see Note 6).

   See "-- Securities Lending" for information regarding securities on loan.

Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $223 million at December 31, 2016. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $128 million at December 31, 2016. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for two of the three most recent annual periods: 2016 and 2014. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for the years ended
December 31, 2016, 2015 and 2014. Aggregate total assets of these entities totaled $113.8 billion and $144.9 billion at December 31, 2016 and 2015, respectively. Aggregate total liabilities of these entities totaled
$8.4 billion and $21.5 billion at December 31, 2016 and 2015, respectively. Aggregate net income (loss) of these entities totaled $7.4 billion, $10.0 billion and $13.9 billion for the years ended December 31, 2016, 2015 and 2014, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, would be deemed the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

     There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at both December 31, 2016 and 2015.

            General American Life Insurance Company and Subsidiary

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                     ---------------------------------------------------
                                               2016                      2015
                                     ------------------------- -------------------------
                                                    Maximum                   Maximum
                                       Carrying    Exposure      Carrying    Exposure
                                        Amount    to Loss (1)     Amount    to Loss (1)
                                     ------------ ------------ ------------ ------------
                                                        (In millions)
Fixed maturity securities AFS:
  Structured Securities (2)......... $      1,198 $      1,198 $      1,392 $      1,392
  U.S. and foreign corporate........           42           42           43           43
Other limited partnership interests.          181          289          160          189
Other invested assets...............            1            1            2            2
                                     ------------ ------------ ------------ ------------
  Total............................. $      1,422 $      1,530 $      1,597 $      1,626
                                     ============ ============ ============ ============

-------------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of less than $1 million at both December 31, 2016 and 2015. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

     As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2016, 2015 and 2014.

Net Investment Income

   The components of net investment income were as follows:

                                                       Years Ended December 31,
                                                   --------------------------------
                                                      2016       2015       2014
                                                   ---------- ---------- ----------
                                                             (In millions)
Investment income:
Fixed maturity securities......................... $      349 $      344 $      352
Equity securities.................................          2          3          3
Mortgage loans....................................         47         60         44
Policy loans......................................         87         91         93
Real estate and real estate joint ventures........          3         13          8
Other limited partnership interests...............         15         12         37
Cash, cash equivalents and short-term investments.          1         --         --
Other.............................................          2          1         (1)
                                                   ---------- ---------- ----------
  Subtotal........................................        506        524        536
Less: Investment expenses.........................         17         17         16
                                                   ---------- ---------- ----------
  Net investment income........................... $      489 $      507 $      520
                                                   ========== ========== ==========

            General American Life Insurance Company and Subsidiary

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

     The components of net investment gains (losses) were as follows:

                                           Years Ended December 31,
                                   ----------------------------------------
                                       2016          2015            2014
                                   ------------  ------------    ------------
                                                 (In millions)
    Total gains (losses) on fixed
     maturity securities:
    Total OTTI losses recognized
     -- by sector and industry:
    U.S. and foreign corporate
     securities -- by industry:
    Industrial.................... $         (3) $         --    $         --
                                   ------------  ------------    ------------
     Total U.S. and foreign
       corporate securities.......           (3)           --              --
    RMBS..........................           --            (1)             (1)
    State and political
     subdivision..................           --            (1)             --
                                   ------------  ------------    ------------
     OTTI losses on fixed
       maturity securities
       recognized in earnings.....           (3)           (2)             (1)
    Fixed maturity securities --
     net gains (losses) on sales
     and disposals................           --             1               7
                                   ------------  ------------    ------------
     Total gains (losses) on
       fixed maturity securities..           (3)           (1)              6
    Total gains (losses) on
     equity securities:
    Total OTTI losses recognized
     -- by sector:
    Common stock..................           (3)           (3)             --
                                   ------------  ------------    ------------
     OTTI losses on equity
       securities recognized in
       earnings...................           (3)           (3)             --
    Equity securities -- net
     gains (losses) on sales and
     disposals....................           (2)           (1)             --
                                   ------------  ------------    ------------
     Total gains (losses) on
       equity securities..........           (5)           (4)             --
                                   ------------  ------------    ------------
    Mortgage loans................           --            (1)             --
    Real estate and real estate
     joint ventures...............           --            10              --
    Other limited partnership
     interests....................           --             1              --
    Other.........................           (2)          (13)            (10)
                                   ------------  ------------    ------------
     Total net investment gains
       (losses)................... $        (10) $         (8)   $         (4)
                                   ============  ============    ============

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($7) million, ($30) million and ($8) million for the years ended December 31, 2016, 2015 and 2014, respectively.

  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

     Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                        Years Ended December 31,
                                 ----------------------------------------------------------------------
                                    2016        2015        2014        2016        2015        2014
                                 ----------  ----------  ----------  ----------  ----------  ----------
                                      Fixed Maturity Securities              Equity Securities
                                 ----------------------------------  ----------------------------------
                                                             (In millions)
Proceeds........................ $    1,604  $    1,853  $    2,155  $        6  $        5  $        5
                                 ==========  ==========  ==========  ==========  ==========  ==========
Gross investment gains.......... $       31  $       25  $       15  $       --  $        1  $       --
Gross investment losses.........        (31)        (24)         (8)         (2)         (2)         --
OTTI losses.....................         (3)         (2)         (1)         (3)         (3)         --
                                 ----------  ----------  ----------  ----------  ----------  ----------
  Net investment gains (losses). $       (3) $       (1) $        6  $       (5) $       (4) $       --
                                 ==========  ==========  ==========  ==========  ==========  ==========

            General American Life Insurance Company and Subsidiary

  Credit Loss Rollforward

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                                  Years Ended December 31,
                                                                                                 -------------------------
                                                                                                     2016         2015
                                                                                                 ------------ ------------
                                                                                                       (In millions)
Balance at January 1,........................................................................... $          4 $          7
Additions:
    Additional impairments -- credit loss OTTI recognized on securities previously impaired.....           --            1
Reductions:
    Sales (maturities, pay downs or prepayments) of securities previously impaired as credit
     loss OTTI..................................................................................           --           (4)
                                                                                                 ------------ ------------
Balance at December 31,......................................................................... $          4 $          4
                                                                                                 ============ ============

  Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The estimated fair value, amortized cost and realized gain on invested assets transferred to affiliates for the year ended December 31, 2016 were $97 million, $85 million, and $12 million, respectively. The estimated fair value of invested assets transferred from affiliates was $102 million and $70 million for the years ended December 31, 2016 and 2014, respectively. There were no other transfers to or from affiliates for the year ended December 31, 2015.

   In July 2014, the Company purchased from certain affiliates MetLife, Inc. affiliated loans with an unpaid principal balance totaling $50 million at estimated fair value of $55 million which is included in the asset transfers described above. The unpaid principal balance of affiliated loans held by the Company totals $100 million, bear interest at the following fixed rates, payable semiannually, and are due as follows: $87 million at 5.64% due July 15, 2021 and $13 million at 5.86% due December 16, 2021. The carrying value of these affiliated loans totaled $103 million and $104 million at December 31, 2016 and 2015, respectively, and are included in other invested assets. Net investment income from these affiliated loans was $5 million for both the years ended December 31, 2016 and 2015 and $4 million for the year ended December 31, 2014.

   The Company had affiliated loans outstanding to wholly-owned real estate subsidiaries of MLIC, included in mortgage loans, with a carrying value of $75 million at December 31, 2014. In August of 2015 and November 2014, an affiliated loan with a carrying value of $75 million and an affiliated loan with a carrying value of $10 million, respectively, were repaid in cash prior to maturity. These affiliated loans were secured by interests in real estate subsidiaries, which own operating real estate with an estimated fair value in excess of the affiliated loans. Net investment income from these affiliated loans was $4 million, and $6 million for the years ended December 31, 2015 and 2014, respectively. In addition, mortgage loan prepayment income earned from the repayment prior to maturity in August 2015 described above was $18 million for the year ended December 31, 2015.

   The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $13 million, $11 million and $10 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliate.

6. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

            General American Life Insurance Company and Subsidiary

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and nonqualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  Equity Derivatives

     To a lesser extent, the Company uses equity index options in nonqualifying hedging relationships.

            General American Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

   The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                           December 31,
                                                                    -----------------------------------------------------------
                                                                                2016                           2015
                                                                    -----------------------------  -----------------------------
                                                                              Estimated Fair Value           Estimated Fair Value
                                                                              -------------------            -------------------
                                                                     Gross                          Gross
                                                                    Notional                       Notional
                                   Primary Underlying Risk Exposure  Amount   Assets   Liabilities  Amount   Assets   Liabilities
                                   -------------------------------- --------- -------  ----------- --------- -------  -----------
                                                                                           (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...............  Interest rate.................. $      12 $    --    $   --    $      20 $    --   $     --
Cash flow hedges:
Foreign currency swaps............  Foreign currency exchange rate.       352      34         3          233      23         --
                                                                    --------- -------    ------    --------- -------   --------
 Total qualifying hedges..........................................        364      34         3          253      23         --
                                                                    --------- -------    ------    --------- -------   --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...............  Interest rate..................       310      44         6          755      51          9
Foreign currency swaps............  Foreign currency exchange rate.       150      19        --           89      11         --
Foreign currency forwards.........  Foreign currency exchange rate.       679       1         8          678      29         --
Credit default swaps -- purchased.  Credit.........................         5       1        --           --      --         --
Credit default swaps -- written...  Credit.........................       193       3        --          213       1         --
Equity index options..............  Equity market..................        35      --        --           33      --         --
                                                                    --------- -------    ------    --------- -------   --------
 Total non-designated or nonqualifying derivatives................      1,372      68        14        1,768      92          9
                                                                    --------- -------    ------    --------- -------   --------
 Total............................................................  $   1,736 $   102    $   17    $   2,021 $   115   $      9
                                                                    ========= =======    ======    ========= =======   ========

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2016 and 2015. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                             Years Ended December 31,
                                                         --------------------------------
                                                            2016        2015       2014
                                                         ----------  ---------- ---------
                                                                   (In millions)
Freestanding derivatives and hedging gains (losses) (1). $      (11) $      139 $      87
Embedded derivatives gains (losses).....................        (19)         80        (8)
                                                         ----------  ---------- ---------
 Total net derivative gains (losses).................... $      (30) $      219 $      79
                                                         ==========  ========== =========

-------------

(1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

            General American Life Insurance Company and Subsidiary

   The Company recognized net investment income from settlement payments related to qualifying hedges of $4 million and $2 million for the years ended December 31, 2016 and 2015, respectively. The amount the Company recognized in net investment income from settlement payments related to qualifying hedges for the year ended December 31, 2014 was not significant.

   The Company recognized net derivative gains (losses) from settlement payments related to nonqualifying hedges of $12 million, $11 million and $12 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                                                       Net
                                                                    Derivative
                                                                  Gains (Losses)
                                                                  --------------
                                                                  (In millions)
Year Ended December 31, 2016
Interest rate derivatives........................................  $         (9)
Foreign currency exchange rate derivatives.......................           (10)
Credit derivatives -- written....................................             1
                                                                   ------------
  Total..........................................................  $        (18)
                                                                   ============
Year Ended December 31, 2015
Interest rate derivatives........................................  $         (7)
Foreign currency exchange rate derivatives.......................           141
Credit derivatives -- written....................................            (2)
                                                                   ------------
  Total..........................................................  $        132
                                                                   ============
Year Ended December 31, 2014
Interest rate derivatives........................................  $         (7)
Foreign currency exchange rate derivatives.......................            80
Credit derivatives -- written....................................             1
                                                                   ------------
  Total..........................................................  $         74
                                                                   ============

Fair Value Hedges

   The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

   The amounts recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges were not significant for both the years ended December 31, 2016 and 2014. The amount recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges was ($1) million for the year ended December 31, 2015. Changes in the estimated fair value of the derivatives were not significant for each of the years ended December 31, 2016, 2015 and 2014. Changes in the estimated fair value of the hedged items were not significant for both the years ended December 31, 2016 and 2014. Change in the estimated fair value of the hedged items was ($1) million for the year ended December 31, 2015.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, as cash flow hedges, when they have met the requirements of cash flow hedging.

            General American Life Insurance Company and Subsidiary

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). For both the years ended December 31, 2016 and 2014, there were no amounts reclassified into net derivative gains (losses) related to discontinued cash flow hedges. For the year ended December 31, 2015, the amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges were not significant.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31, 2016, 2015 and 2014.

   At December 31, 2016 and 2015, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $28 million and $21 million, respectively.

   For the years ended December 31, 2016, 2015 and 2014, there were $7 million, $18 million and $6 million of gains (losses) deferred in AOCI related to foreign currency swaps, respectively. For the years ended December 31, 2016 and 2015 the amounts reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For the year ended
December 31, 2014, the amount reclassified to net derivative gains (losses) related to foreign currency swaps was ($2) million. For the years ended December 31, 2016 and 2015, there were no amounts reclassified to net investment income related to foreign currency swaps and the amount of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant. For the year ended December 31, 2014, the amounts reclassified to net investment income related to foreign currency swaps and the amounts of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2016, the Company expected to reclassify $4 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $193 million and $213 million at December 31, 2016 and 2015, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2016 and 2015, the Company would have received $3 million and $1 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                    December 31,
                                    -----------------------------------------------------------------------------
                                                     2016                                   2015
                                    -------------------------------------- --------------------------------------
                                                  Maximum                                Maximum
                                    Estimated    Amount of                 Estimated    Amount of
                                    Fair Value     Future       Weighted   Fair Value     Future       Weighted
Rating Agency Designation of        of Credit  Payments under   Average    of Credit  Payments under   Average
Referenced                           Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------        ---------- -------------- ------------ ---------- -------------- ------------
                                                                (Dollars in millions)
Baa
Single name credit default swaps
 (corporate).......................  $     --  $           --      --       $     --  $          20      0.5
Credit default swaps referencing
 indices...........................         3             193     5.0              1            193      5.0
                                     --------  --------------               --------  -------------
 Total.............................  $      3  $          193     5.0       $      1  $         213      4.6
                                     ========  ==============               ========  =============

-------------

            General American Life Insurance Company and Subsidiary

(1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), Standard & Poor's Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2) The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                            December 31,
                                                             -----------------------------------------
                                                                     2016                 2015
                                                             -------------------  --------------------
Derivatives Subject to a Master Netting Arrangement or a
Similar Arrangement                                           Assets  Liabilities  Assets   Liabilities
------------------------------------------------------------ -------  ----------- --------  -----------
                                                                           (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)........................................... $   100    $    16   $    114   $     10
OTC-cleared (1).............................................       4         --          3         --
                                                             -------    -------   --------   --------
 Total gross estimated fair value of derivatives (1)........     104         16        117         10
Amounts offset on the consolidated balance sheets...........      --         --         --         --
                                                             -------    -------   --------   --------
 Estimated fair value of derivatives presented on the
   consolidated balance sheets (1)..........................     104         16        117         10
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral...............................................      (7)        (7)        (4)        (4)
OTC-cleared.................................................      --         --         --         --
Cash collateral: (3)
OTC-bilateral...............................................     (85)        --        (73)        --
OTC-cleared.................................................      (4)        --         (3)        --
Securities collateral: (4)
OTC-bilateral...............................................      (5)        (5)        (9)        (6)
OTC-cleared.................................................      --         --         --         --
                                                             -------    -------   --------   --------
 Net amount after application of master netting agreements
   and collateral........................................... $     3    $     4   $     28   $     --
                                                             =======    =======   ========   ========

-------------

            General American Life Insurance Company and Subsidiary

(1) At both December 31, 2016 and 2015, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $2 million. At December 31, 2016 and 2015, derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($1) million and $1 million, respectively.

(2) Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3) Cash collateral received is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2016 and 2015, the Company received excess cash collateral of $6 million and $0, respectively, which is not included in the table above due to the foregoing limitation. At both December 31, 2016 and 2015, the Company did not provide any excess cash collateral.

(4) Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2016 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At
    December 31, 2016 and 2015, the Company received excess securities collateral with an estimated fair value of $8 million and $1 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2016 and 2015, the Company did not provide any excess securities collateral for its OTC-bilateral derivatives. At both December 31, 2016 and 2015, the Company provided excess securities collateral with an estimated fair value of $5 million, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the estimated fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of General American and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both General American and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

            General American Life Insurance Company and Subsidiary

   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that General American would be required to provide if there was a one-notch downgrade in its financial strength rating at the reporting date or if its financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                                                           December 31,
                                                                                                     -------------------------
                                                                                                         2016         2015
                                                                                                     ------------ ------------
                                                                                                           (In millions)
Estimated Fair Value of Derivatives in a Net Liability Position (1)................................. $          9 $          6
Estimated Fair Value of Collateral Provided:
Fixed maturity securities........................................................................... $          5 $          6
Cash................................................................................................ $         -- $         --
Estimated Fair Value of Incremental Collateral Provided Upon:
One-notch downgrade in financial strength rating.................................................... $         -- $         --
Downgrade in financial strength rating to a level that triggers full overnight collateralization or
 termination of the derivative position............................................................. $          4 $         --

-------------
(1) After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                        December 31,
                                                                                 --------------------------
                                                         Balance Sheet Location      2016            2015
                                                       ------------------------  ------------    ------------
                                                                                        (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance...................    Other liabilities..... $        (30)   $        (50)

   The following table presents changes in estimated fair value related to embedded derivatives:

                                           Years Ended December 31,
                                 -------------------------------------------
                                      2016           2015           2014
                                 --------------  ------------- -------------
                                                (In millions)
  Net derivative gains (losses). $          (19) $          80 $          (8)

            General American Life Insurance Company and Subsidiary

7. Fair Value

   When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            General American Life Insurance Company and Subsidiary

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below at:

                                                                          December 31, 2016
                                                          ------------------------------------------------
                                                                 Fair Value Hierarchy
                                                          ----------------------------------
                                                                                                 Total
                                                                                               Estimated
                                                           Level 1     Level 2      Level 3    Fair Value
                                                          ---------- ------------ ----------  ------------
                                                                            (In millions)
Assets
Fixed maturity securities:
U.S. corporate........................................... $       -- $      2,940 $      182  $      3,122
Foreign corporate........................................         --        1,162        203         1,365
Foreign government.......................................         --        1,171         38         1,209
U.S. government and agency...............................        523          259         --           782
RMBS.....................................................         --          600         94           694
CMBS.....................................................         --          319          5           324
ABS......................................................         --          168         12           180
State and political subdivision..........................         --          132         --           132
                                                          ---------- ------------ ----------  ------------
  Total fixed maturity securities........................        523        6,751        534         7,808
                                                          ---------- ------------ ----------  ------------
Equity securities........................................         18           35         --            53
Short-term investments...................................         61          108         --           169
Derivative assets: (1)
Interest rate............................................         --           44         --            44
Foreign currency exchange rate...........................         --           54         --            54
Credit...................................................         --            4         --             4
                                                          ---------- ------------ ----------  ------------
  Total derivative assets................................         --          102         --           102
                                                          ---------- ------------ ----------  ------------
Separate account assets (2)..............................         23          801         --           824
                                                          ---------- ------------ ----------  ------------
  Total assets........................................... $      625 $      7,797 $      534  $      8,956
                                                          ========== ============ ==========  ============
Liabilities
Derivative liabilities: (1)
Interest rate............................................ $       -- $          6 $       --  $          6
Foreign currency exchange rate...........................         --           11         --            11
Credit...................................................         --           --         --            --
                                                          ---------- ------------ ----------  ------------
  Total derivative liabilities...........................         --           17         --            17
                                                          ---------- ------------ ----------  ------------
Embedded derivatives within liability host contracts (3).         --           --        (30)          (30)
                                                          ---------- ------------ ----------  ------------
  Total liabilities...................................... $       -- $         17 $      (30) $        (13)
                                                          ========== ============ ==========  ============

            General American Life Insurance Company and Subsidiary

                                                                            December 31, 2015
                                                          ----------------------------------------------------
                                                                   Fair Value Hierarchy
                                                          --------------------------------------
                                                                                                             Total
                                                                                                           Estimated
                                                            Level 1         Level 2          Level 3       Fair Value
                                                          ------------    ------------    ------------    ------------
                                                                              (In millions)
Assets
Fixed maturity securities:
U.S. corporate........................................... $         --    $      2,644    $        153    $      2,797
Foreign corporate........................................           --           1,116             132           1,248
Foreign government.......................................           --             953             147           1,100
U.S. government and agency...............................          505             295              --             800
RMBS.....................................................           --             777              86             863
CMBS.....................................................           --             332               5             337
ABS......................................................           --             183               9             192
State and political subdivision..........................           --             121               2             123
                                                          ------------    ------------    ------------    ------------
  Total fixed maturity securities........................          505           6,421             534           7,460
                                                          ------------    ------------    ------------    ------------
Equity securities........................................           18              40              --              58
Short-term investments...................................           11             213               2             226
Derivative assets: (1)
Interest rate............................................           --              51              --              51
Foreign currency exchange rate...........................           --              63              --              63
Credit...................................................           --               1              --               1
                                                          ------------    ------------    ------------    ------------
  Total derivative assets................................           --             115              --             115
                                                          ------------    ------------    ------------    ------------
Separate account assets (2)..............................           78             761              --             839
                                                          ------------    ------------    ------------    ------------
  Total assets........................................... $        612    $      7,550    $        536    $      8,698
                                                          ============    ============    ============    ============
Liabilities
Derivative liabilities: (1)
Interest rate............................................ $         --    $          9    $         --    $          9
Foreign currency exchange rate...........................           --              --              --              --
Credit...................................................           --              --              --              --
                                                          ------------    ------------    ------------    ------------
  Total derivative liabilities...........................           --               9              --               9
                                                          ------------    ------------    ------------    ------------
Embedded derivatives within liability host contracts (3).           --              --             (50)            (50)
                                                          ------------    ------------    ------------    ------------
  Total liabilities...................................... $         --    $          9    $        (50)   $        (41)
                                                          ============    ============    ============    ============

-------------
(1) Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

(2) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3) Embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.

            General American Life Insurance Company and Subsidiary

   The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

  Investments

   Valuation Controls and Procedures

      On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Board of Directors of MetLife, Inc. regarding compliance with fair value accounting standards.

      The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities at December 31, 2016.

      The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

   Securities and Short-term Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

            General American Life Insurance Company and Subsidiary

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

            General American Life Insurance Company and Subsidiary

      The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed Maturity Securities
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and   Valuation Techniques: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer rating                       credit-related issues
            . trades of identical or comparable securities;
              duration                                         . credit spreads
            . Privately-placed securities are valued using     . quoted prices in markets that are not active
              the additional key inputs:                         for identical or similar securities that are
              . market yield curve; call provisions              less liquid and based on lower levels of
              . observable prices and spreads for similar        trading activity than securities classified in
                public or private securities that incorporate    Level 2
                the credit quality and industry sector of the  . independent non-binding broker quotations issuer
              . delta spread adjustments to reflect specific
                credit-related issues
-----------------------------------------------------------------------------------------------------------------
 Foreign government, U.S. government and agency and State and political subdivision securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market       Valuation Techniques: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . independentnon-binding broker quotations
                                                               . quoted prices in markets that are not active
            . benchmark U.S. Treasury yield or other yields      for identical or similar securities that are
            . the spread off the U.S. Treasury yield curve       less liquid and based on lower levels of
              for the identical security                         trading activity than securities classified in
            . issuer ratings and issuer spreads;                 Level 2
              broker-dealer quotes                             . credit spreads
            . comparable securities that are actively traded
-----------------------------------------------------------------------------------------------------------------
 Structured Securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and   Valuation Techniques: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . credit spreads
            . spreads for actively traded securities; spreads  . quoted prices in markets that are not active
              off benchmark yields                               for identical or similar securities that are
            . expected prepayment speeds and volumes             less liquid and based on lower levels of
            . current and forecasted loss severity; ratings;     trading activity than securities classified in
              geographic region                                  Level 2
            . weighted average coupon and weighted average     . independent non-binding broker quotations
              maturity
            . average delinquency rates; debt-service
              coverage ratios
            . issuance-specific information, including, but
              not limited to:
              . collateral type; structure of the security;
                vintage of the loans
              . payment terms of the underlying assets
              . payment priority within the tranche; deal
                performance
-----------------------------------------------------------------------------------------------------------------
Equity Securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market
            approach.                                          . N/A
            Key Input:
            . quoted prices in markets that are not
              considered active
-----------------------------------------------------------------------------------------------------------------
Short-term investments
-----------------------------------------------------------------------------------------------------------------
            . Short-term investments are of a similar nature   . Short-term investments are of a similar nature
              and class to the fixed maturity and equity         and class to the fixed maturity and equity
              securities described above; accordingly, the       securities described above; accordingly, the
              valuation techniques and observable inputs used    valuation techniques and unobservable inputs
              in their valuation are also similar to those       used in their valuation are also similar to
              described above.                                   those described above.
-----------------------------------------------------------------------------------------------------------------
Separate Account Assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         . N/A
            . quoted prices or reported NAV provided by the
              fund managers

-------------

            General American Life Insurance Company and Subsidiary

    (1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

     The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Freestanding Derivatives Valuation Techniques and Key Inputs:

      Level 2 includes all types of derivatives utilized by the Company.

      Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques. Key inputs are as follows:

             Instrument                            Interest Rate                    Foreign Currency               Credit
                                                                                      Exchange Rate
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 by            . swap yield curves                    . swap yield curves            . swap yield curves
 instrument type                       . basis curves                         . basis curves                 . credit curves
                                                                              . currency spot rates          . recovery rates
                                                                              . cross currency basis curves

  Embedded Derivatives

     Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

            General American Life Insurance Company and Subsidiary

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Techniques and Key Inputs:

       Embedded derivatives within funds withheld related to certain ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

      There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at both December 31, 2016 and 2015.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                           December 31, 2016
                                                                       -------------------------

                                                    Significant                               Weighted
                          Valuation Techniques   Unobservable Inputs       Range             Average (1)
                          --------------------  ---------------------- -------------         -----------
Fixed maturity
 securities (3)
U.S. corporate and
 foreign corporate....... . Matrix pricing       . Offered quotes (4)   94      -    126        106
                                                 . Delta spread
                                                   adjustments (5)
                          . Market pricing       . Quoted prices (4)     6      -    305        195
                          ------------------------------------------------------------------------------
Foreign government....... . Consensus pricing    . Offered quotes (4)   117     -    117        117
                          ------------------------------------------------------------------------------
RMBS..................... . Market pricing       . Quoted prices (4)    61      -    137         91
                          ------------------------------------------------------------------------------
ABS...................... . Market pricing       . Quoted prices (4)    99      -    100         99
                          ------------------------------------------------------------------------------

                              December 31, 2015
                          -------------------------            Impact of
                                                            Increase in Input
                                                 Weighted    on Estimated
                              Range             Average (1)  Fair Value (2)
                          -------------         ----------- -----------------
Fixed maturity
 securities (3)
U.S. corporate and
 foreign corporate.......                                       Increase

                          (20)     -    190         32          Decrease
                            6      -    285         187         Increase
                          -----------------------------------
Foreign government.......  117     -    161         145         Increase
                          -----------------------------------
RMBS.....................  57      -    121         90        Increase (6)
                          -----------------------------------
ABS......................  100     -    101         100       Increase (6)
                          -----------------------------------

-------------

            General American Life Insurance Company and Subsidiary

(1) The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2) The impact of a decrease in input would have the opposite impact on estimated fair value.

(3) Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(5)  Range and weighted average are presented in basis points.

(6) Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

     The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

            General American Life Insurance Company and Subsidiary

     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               ----------------------------------------------------------------------------
                                           Fixed Maturity Securities
                               ------------------------------------------------
                                                                           State and
                                               Foreign      Structured     Political  Short-term     Net Embedded
                               Corporate (1)  Government    Securities    Subdivision Investments   Derivatives (2)
                               -------------  ----------    ----------    ----------- -----------   ---------------
                                                               (In millions)
Balance, January 1, 2015......  $       247   $      137    $      121    $       --  $        2      $      (30)
Total realized/unrealized
 gains (losses) included in
 net income (loss) (3) (4)....            3            1             3            --          --              80
Total realized/unrealized
 gains (losses) included in
 AOCI.........................          (10)           9            (2)           --          --              --
Purchases (5).................           62           --            22             2           2              --
Sales (5).....................          (15)          --           (23)           --          --              --
Issuances (5).................           --           --            --            --          --              --
Settlements (5)...............           --           --            --            --          --              --
Transfers into Level 3 (6)....           12           --            --            --          --              --
Transfers out of Level 3 (6)..          (14)          --           (21)           --          (2)             --
                                -----------   ----------    ----------    ----------  ----------      ----------
Balance, December 31, 2015....          285          147           100             2           2              50
Total realized/unrealized
 gains (losses) included in
 net income (loss) (3) (4)....            2           --             3            --          --             (20)
Total realized/unrealized
 gains (losses) included in
 AOCI.........................            7           --             1            --          --              --
Purchases (5).................          106           --            29            --          --              --
Sales (5).....................          (10)          --           (14)           --          --              --
Issuances (5).................           --           --            --            --          --              --
Settlements (5)...............           --           --            --            --          --              --
Transfers into Level 3 (6)....           25           --            --            --          --              --
Transfers out of Level 3 (6)..          (30)        (109)           (8)           (2)         (2)             --
                                -----------   ----------    ----------    ----------  ----------      ----------
Balance, December 31, 2016....  $       385   $       38    $      111    $       --  $       --      $       30
                                ===========   ==========    ==========    ==========  ==========      ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held
 at December 31, 2014 (7).....  $         1   $       --    $        1    $       --  $       --      $       (8)
                                ===========   ==========    ==========    ==========  ==========      ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held
 at December 31, 2015: (7)....  $         1   $        1    $        3    $       --  $       --      $       80
                                ===========   ==========    ==========    ==========  ==========      ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held
 at December 31, 2016: (7)....  $         2   $       --    $        2    $       --  $       --      $      (19)
                                ===========   ==========    ==========    ==========  ==========      ==========
Gains (Losses) Data for the
 year ended December 31, 2014.
Total realized/unrealized
 gains (losses) included in
 net income (loss) (3) (4)....  $         1   $       --    $        2    $       --  $       --      $       (8)
Total realized/unrealized
 gains (losses) included in
 AOCI.........................  $         6   $        6    $        2    $       --  $       --      $       --

------------

(1) Comprised of U.S. and foreign corporate securities.

(2) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(3) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income
    (loss) for net embedded derivatives are reported in net derivatives gains (losses).

            General American Life Insurance Company and Subsidiary

(4) Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(5) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6) Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(7) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                               December 31, 2016
                                             ------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                           --------------------------------            Total
                                              Carrying                                               Estimated
                                               Value        Level 1       Level 2       Level 3      Fair Value
                                             ----------    ----------    ----------    ----------    ----------
                                                                 (In millions)
Assets
Mortgage loans.............................. $      857    $       --    $       --    $      870    $      870
Policy loans................................ $    1,680    $       --    $       45    $    2,090    $    2,135
Other invested assets....................... $      103    $       --    $      110    $       --    $      110
Premiums, reinsurance and other receivables. $      353    $       --    $       28    $      329    $      357
Liabilities
Policyholder account balances............... $    1,718    $       --    $       --    $    1,891    $    1,891
Long-term debt.............................. $      104    $       --    $      126    $       --    $      126
Other liabilities........................... $        4    $       --    $        4    $       --    $        4
Separate account liabilities................ $       56    $       --    $       56    $       --    $       56

            General American Life Insurance Company and Subsidiary

                                                               December 31, 2015
                                             ------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                           --------------------------------
                                                                                                       Total
                                              Carrying                                               Estimated
                                               Value        Level 1       Level 2       Level 3      Fair Value
                                             ----------    ----------    ----------    ----------    ----------
                                                                 (In millions)
Assets
Mortgage loans.............................. $      921    $       --    $       --    $      955    $      955
Policy loans................................ $    1,732    $       --    $       45    $    2,161    $    2,206
Other invested assets....................... $      104    $       --    $      113    $       --    $      113
Premiums, reinsurance and other receivables. $      297    $       --    $        1    $      314    $      315
Liabilities
Policyholder account balances............... $    1,816    $       --    $       --    $    1,956    $    1,956
Long-term debt.............................. $      104    $       --    $      131    $       --    $      131
Other liabilities........................... $        5    $       --    $        5    $       --    $        5
Separate account liabilities................ $       57    $       --    $       57    $       --    $       57

   The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

     The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

     Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

     These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements and amounts receivable for securities sold but not yet settled.

     Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts due for securities sold, classified within Level 2, are generally received over short periods such that the estimated fair value approximates carrying value.

            General American Life Insurance Company and Subsidiary

  Policyholder Account Balances

     These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

     The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Other Liabilities

     Other liabilities consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

     Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

8. Long-term Debt

   The Company's long-term debt is comprised of a surplus note with a fixed rate of 7.63% due January 2024. The outstanding balance of the surplus note was $104 million at both December 31, 2016 and 2015.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2016, 2015 and 2014.

Letters of Credit

   The Company had access to credit facilities from various banks indirectly through letters of credit available to MetLife, Inc. for the benefit of the Company and certain other affiliates of MetLife, Inc. These facilities were used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with letters of credit were $2 million for both the years ended December 31, 2016 and 2015, and were included in other expenses. There were no fees associated with letters of credit for the year ended December 31, 2014. At December 31, 2016, the Company had $265 million in letters of credit outstanding.

            General American Life Insurance Company and Subsidiary

9. Equity

Statutory Equity and Income

   The state of domicile of General American imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratio for General American was in excess of 500% for all periods presented.

   General American prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Missouri Department of Insurance. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   The tables below present amounts from General American, which are derived from the statutory-basis financial statements as filed with the Missouri Department of Insurance.

   Statutory net income (loss) was as follows:

                                                                  Years Ended December 31,
                                                             -----------------------------------
 Company                                   State of Domicile    2016        2015        2014
----------------------------------------- ------------------ ----------- ----------- -----------
                                                                        (In millions)
 General American Life Insurance Company.      Missouri      $       (2) $       204 $       129

   Statutory capital and surplus was as follows at:

                                                      December 31,
                                                 -----------------------
        Company                                     2016        2015
       ----------------------------------------- ----------- -----------
                                                      (In millions)
        General American Life Insurance Company. $       923 $       983

Dividend Restrictions

   The table below sets forth the dividends permitted to be paid by General American to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                                2017           2016        2015
                                          ----------------- ----------- -----------
                                          Permitted Without
 Company                                    Approval (1)       Paid        Paid
----------------------------------------- ----------------- ----------- -----------
                                                        (In millions)
 General American Life Insurance Company.   $            91 $        -- $        --

            General American Life Insurance Company and Subsidiary

-------------

(1) Reflects dividend amounts that may be paid during 2017 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2017, some or all of such dividends may require regulatory approval.

   Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                             Unrealized                            Foreign      Defined
                                          Investment Gains    Unrealized Gains    Currency      Benefit
                                          (Losses), Net of      (Losses) on      Translation     Plans
                                         Related Offsets (1)    Derivatives      Adjustments   Adjustment     Total
                                         -------------------  ----------------  ------------  -----------  -----------
                                                                         (In millions)
Balance at December 31, 2013............       $         373      $         (4) $         (9) $        (7) $       353
OCI before reclassifications............                 201                 6            (3)          (3)         201
Deferred income tax benefit (expense)...                 (71)               (2)            1            1          (71)
                                         -------------------  ----------------  ------------  -----------  -----------
  AOCI before reclassifications, net of
   income tax...........................                 503                --           (11)          (9)         483
Amounts reclassified from AOCI..........                 (11)                2            --           (1)         (10)
Deferred income tax benefit (expense)...                   4                (1)           --            1            4
                                         -------------------  ----------------  ------------  -----------  -----------
  Amounts reclassified from AOCI, net
   of income tax........................                  (7)                1            --           --           (6)
                                         -------------------  ----------------  ------------  -----------  -----------
Balance at December 31, 2014............                 496                 1           (11)          (9)         477
OCI before reclassifications............                (471)               18            (3)          --         (456)
Deferred income tax benefit (expense)...                 164                (7)            3           --          160
                                         -------------------  ----------------  ------------  -----------  -----------
  AOCI before reclassifications, net of
   income tax...........................                 189                12           (11)          (9)         181
Amounts reclassified from AOCI..........                  (2)               --            --            1           (1)
Deferred income tax benefit (expense)...                   1                --            --           --            1
                                         -------------------  ----------------  ------------  -----------  -----------
  Amounts reclassified from AOCI, net
   of income tax........................                  (1)               --            --            1           --
                                         -------------------  ----------------  ------------  -----------  -----------
Balance at December 31, 2015............                 188                12           (11)          (8)         181
OCI before reclassifications............                  79                 7            (2)          (1)          83
Deferred income tax benefit (expense)...                 (28)               (2)           --           --          (30)
                                         -------------------  ----------------  ------------  -----------  -----------
  AOCI before reclassifications, net of
   income tax...........................                 239                17           (13)          (9)         234
Amounts reclassified from AOCI..........                   8                --            --            1            9
Deferred income tax benefit (expense)...                  (2)               --            --           --           (2)
                                         -------------------  ----------------  ------------  -----------  -----------
  Amounts reclassified from AOCI, net
   of income tax........................                   6                --            --            1            7
                                         -------------------  ----------------  ------------  -----------  -----------
Balance at December 31, 2016............       $         245      $         17  $        (13) $        (8) $       241
                                         ===================  ================  ============  ===========  ===========

-------------

(1) See Note 5 for information on offsets to investments related to future policy benefits and DAC and VOBA.

            General American Life Insurance Company and Subsidiary

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                    Consolidated Statements of
 AOCI Components                                             Amounts Reclassified from AOCI             Operations Locations
--------------------------------------------------------- ------------------------------------     ------------------------------
                                                                Years Ended December 31,
                                                          ------------------------------------
                                                              2016          2015         2014
                                                          -----------   -----------   ----------
                                                                      (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)................. $        (7)  $         3   $        5   Net investment gains (losses)
Net unrealized investment gains (losses).................          --            --            2   Net investment income
Net unrealized investment gains (losses).................          (1)           (1)           4   Net derivative gains (losses)
                                                          -----------   -----------   ----------
 Net unrealized investment gains (losses), before income
  tax....................................................          (8)            2           11
Income tax (expense) benefit.............................           2            (1)          (4)
                                                          -----------   -----------   ----------
 Net unrealized investment gains (losses), net of income
  tax....................................................          (6)            1            7
                                                          -----------   -----------   ----------
Unrealized gains (losses) on derivatives - cash flow
 hedges:
Foreign currency swaps...................................          --            --           (2)  Net derivative gains (losses)
                                                          -----------   -----------   ----------
 Gains (losses) on cash flow hedges, before income
  tax....................................................          --            --           (2)
 Income tax (expense) benefit............................          --            --            1
                                                          -----------   -----------   ----------
 Gains (losses) on cash flow hedges, net of income
  tax....................................................          --            --           (1)
                                                          -----------   -----------   ----------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses).............          (1)           (1)          (1)
Amortization of prior service (costs) credit.............          --            --            2
                                                          -----------   -----------   ----------
 Amortization of defined benefit plan items, before
  income tax.............................................          (1)           (1)           1
Income tax (expense) benefit.............................          --            --           (1)
                                                          -----------   -----------   ----------
  Amortization of defined benefit plan items, net of
   income tax............................................          (1)           (1)          --
                                                          -----------   -----------   ----------
  Total reclassifications, net of income tax............. $        (7)  $        --   $        6
                                                          ===========   ===========   ==========

-------------

(1) These AOCI components are included in the computation of net periodic benefit costs.

            General American Life Insurance Company and Subsidiary

10. Other Expenses

   Information on other expenses was as follows:

                                             Years Ended December 31,
                                        ----------------------------------
                                           2016        2015        2014
                                        ----------  ----------  ----------
                                                   (In millions)
    Commissions........................ $      144  $      157  $      156
    Interest expense on funds withheld.         19          19          20
    Capitalization of DAC..............       (128)       (143)       (142)
    Amortization of DAC and VOBA.......         81          76          52
    Interest expense on debt...........          9           9           9
    Premium taxes, licenses and fees...          4           6           7
    Other..............................         14          29          14
                                        ----------  ----------  ----------
     Total other expenses.............. $      143  $      153  $      116
                                        ==========  ==========  ==========

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Affiliated Expenses

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 4 and 13 for a discussion of affiliated expenses included in the table above.

11. Income Tax

   The provision for income tax was as follows:

                                                  Years Ended December 31,
                                              --------------------------------
                                                 2016       2015       2014
                                              ----------  --------- ----------
                                                       (In millions)
  Current:
  Federal.................................... $       18  $       7 $       40
  Foreign....................................         --         20         12
                                              ----------  --------- ----------
  Subtotal...................................         18         27         52
                                              ==========  ========= ==========
  Deferred:
  Federal....................................        (38)        76         10
                                              ----------  --------- ----------
  Provision for income tax expense (benefit). $      (20) $     103 $       62
                                              ==========  ========= ==========

            General American Life Insurance Company and Subsidiary

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                             ------------------------------------
                                                 2016         2015        2014
                                             -----------  -----------  ----------
                                                         (In millions)
Tax provision at U.S. statutory rate........ $        (6) $       104  $       66
Tax effect of:..............................
Tax-exempt income...........................          (5)          --          (3)
Prior year tax..............................          (8)          --          --
Dividend received deduction.................          (1)          (1)         (1)
                                             -----------  -----------  ----------
 Provision for income tax expense (benefit). $       (20) $       103  $       62
                                             ===========  ===========  ==========

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                       December 31,
                                                  ----------------------
                                                     2016        2015
                                                  ----------  ----------
                                                       (In millions)
       Deferred income tax assets:
       Tax credit carryforwards.................. $       55  $       44
       Policyholder liabilities and receivables..         45          47
       Employee benefits.........................         12          13
       Investments, including derivatives........         71          22
                                                  ----------  ----------
       Total deferred income tax assets..........        183         126
                                                  ----------  ----------
       Deferred income tax liabilities:
       Net unrealized investment gains...........        141         109
       DAC.......................................        131         121
       Intangibles...............................         17          17
       Other.....................................         11           1
                                                  ----------  ----------
       Total deferred income tax liabilities.....        300         248
                                                  ----------  ----------
       Net deferred income tax asset (liability). $     (117) $     (122)
                                                  ==========  ==========

   Tax credit carryforwards of $57 million at December 31, 2016 will expire beginning in 2022.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) affiliates included ($1) million and ($6) million for the years ended December 31, 2016 and 2015, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2007, except for 2006 where the IRS disallowance relates to policyholder liability deductions and the Company is engaged with IRS Appeals. Management believes it has established adequate tax liabilities and final resolution for the year 2006 is not expected to have a material impact on the Company's consolidated financial statements.

            General American Life Insurance Company and Subsidiary

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   Unrecognized tax benefits were $7 million for each of the years ended December 31, 2016, 2015 and 2014. Unrecognized tax benefits, that if recognized, would impact the effective rate were $7 million for each of the years ended December 31, 2016, 2015 and 2014.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   The Company had no interest recognized on the consolidated statements of operations for each of the years ended December 31, 2016, 2015 and 2014. The Company had $2 million of interest included in other liabilities on the consolidated balance sheets at both December 31, 2016 and 2015.

   The Company had no penalties for the years ended December 31, 2016, 2015 and 2014.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. The Company recognized an income tax benefit of $1 million related to the separate account DRD for each of the years ended December 31, 2016, 2015 and 2014.

12. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

   Unclaimed Property Litigation

      On January 9, 2013, the West Virginia Treasurer filed an action against General American in West Virginia state court (West Virginia ex. rel. John
   D. Perdue v. General American Life Insurance Company, Circuit County Court of Putnam County, Civil Action No. 12-C-433), alleging that General American violated the West Virginia Uniform Unclaimed Property Act ("Act"), seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On January 31, 2017, General American entered into a settlement agreement resolving this action.

   Sales Practices Claims

      The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Regulatory authorities in a small number of states and the Financial Industry Regulatory Authority, and occasionally the U.S. Securities and Exchange Commission, have also conducted investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by the Company. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner.

            General American Life Insurance Company and Subsidiary

   Summary

      Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

  Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                                           December 31,
                                                                       ---------------------
                                                                          2016       2015
                                                                       ---------- ----------
                                                                           (In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments. $        4 $        4
Premium tax offsets currently available for paid assessments..........         --          1
                                                                       ---------- ----------
Total................................................................. $        4 $        5
                                                                       ========== ==========
Other Liabilities:
Insolvency assessments................................................ $        5 $        5
                                                                       ========== ==========

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $19 million and $6 million at December 31, 2016 and 2015, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $160 million and $162 million at December 31, 2016 and 2015, respectively.

            General American Life Insurance Company and Subsidiary

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation of less than $1 million, with a cumulative maximum of less than $1 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company had no liability for indemnities, guarantees and commitments at both December 31, 2016 and 2015.

13. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $29 million, $31 million and $47 million for the years ended December 31, 2016, 2015 and 2014, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $1 million, $2 million and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $1 million, $2 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   The Company had net receivables from affiliates, related to the items discussed above, of $5 million and $7 million at December 31, 2016 and 2015, respectively.

   See Notes 4 and 5 for additional information on related party transactions.

14. Subsequent Event

   The Company has evaluated events subsequent to December 31, 2016, through April 18, 2017, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the consolidated financial statements.

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




                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     PART C



                               OTHER INFORMATION
-----------------



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a)        Financial Statements

   The financial statements and financial highlights comprising each of the Divisions of the Separate Account are included in Part B hereof. The financial statements of the Separate Account include:

     Report of Independent Registered Public Accounting Firm.


     Statements of Assets and Liabilities as of December 31, 2016.

     Statements of Operations for the year ended December 31, 2016.

     Statements of Changes in Net Assets for the years ended December 31, 2016 and 2015.


     Notes to the Financial Statements.

   The consolidated financial statements of the Company and subsidiary are included in Part B hereof. The consolidated financial statements of the Company and subsidiary include:

     Independent Auditors' Report.


     Consolidated Balance Sheets as of December 31, 2016 and 2015.

     Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014.

     Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2016, 2015 and 2014.

     Consolidated Statements of Stockholder's Equity for the years ended December 31, 2016, 2015 and 2014.

     Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014.


     Notes to the Consolidated Financial Statements.



(b)        Exhibits

   (1) Resolutions of the Board of Directors of General American Life Insurance Company ("General American") authorizing establishment of the Separate Account (F16)

   (2)         Not Applicable

   (3) (a)     Form of Distribution Agreement (F3)

       (b)     Form of Selling Agreement (F2)

       (c) Additional Form of Selling Agreement (MetLife Investors Distribution Company Retail Sales Agreement). (F17)

   (4) (a) Form of tax sheltered group variable annuity contract (No. V82-300) (F10)

       (b) Form of tax sheltered individual variable annuity certificate (No. V82-301) (F10)

       (c)     Form of variable annuity (tax qualified) (No. V82-400) (F10)

       (d) Form of individual variable annuity (non-tax qualified) (No. 10013) (F10)

       (e)     Form of individual variable annuity (tax qualified) (No. 10014)
               (F10)

       (f)     Form of tax sheltered group variable annuity contract (No.
               10015) (F10)

       (g) Form of tax sheltered group variable annuity certificate (No. 10016) (F10)

       (h)     Endorsement related to the reorganization of Separate Account
               (F16)

       (i) Form of endorsement relating to requirements of Section 408(b) (IRA's) Internal Revenue Code IRC (No. 1096900) (F9)

       (j)     Form of endorsement allowing other Fund sponsors (No. 1098900)
               (F9)

       (k) Form of endorsement relating tax sheltered annuities, Section 403(b) IRC (No. 1098600) (F9)

       (l) Form of endorsement relating to tax sheltered annuities with employer contribution (No. 1098800) (F9)

       (m) Form of endorsement relating to the Unemployment Compensation Amendments (No. 1 E6) (F9)

       (n)     Form of Tax-Sheltered Annuity Endorsement 6A-398-3 (12/08)
               (F23)

       (o)     Form of 401(a)/403(a) Plan Endorsement GA-401-3 (5/11) (F24)

   (5)         Form of application (F5)

   (6) (a) Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company (F11)

       (b)     By-laws of General American Life Insurance Company (F12)

       (c) Certificate of Amendment and Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company February 21, 1997 as Amended September 10, 1997 Amended October 24, 2002 (F11)

       (d) General American Life Insurance Company Amended and Restated By-Laws Adopted: October 24, 2002. (F12)

       (e) Certificate of Amended and Restated Articles of Incorporation of General American Life Insurance Company as Amended September 10, 1997 Amended October 24, 2002 Amended June 16, 2004. (F18)

   (7) Reinsurance Agreement between General American Life Insurance Company and Metropolitan Life Insurance Company dated as of December 31, 1999. (F26)

   (8) (i) (a) Amended and Restated Participation Agreement Among Variable
               Insurance Product Fund, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

       (i) (b) Amended and Restated Participation Agreement Among Variable Insurance Product Fund II, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

       (i) (c) Amendment and Assignment of Variable Insurance Products I's Participation Agreement, dated October 28, 1994, as amended, and Variable Insurance Products Fund II's Participation Agreement dated October 28, 1994, as amended, consented to by General American Life Insurance Company on June 20, 2007. (F20)

       (i) (d) Summary Prospectus Agreement Among Fidelity Distributors Corporation and General American Life Insurance Company et al. (effective 4-30-10). (F23)

       (i) (e) Amendment Participation Agreement Among Variable Insurance Products Fund II, Variable Insurance Products Fund V, Fidelity Distributors Corporation and General American Life Insurance Company (effective 7-1-12) (F25)

       (ii) (a) Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company (F14)

       (ii) (b) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and General American Life Insurance Company. (F17)

       (ii) (c) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and General American Life Insurance Company. (F18)

       (ii) (d) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company.(effective 8-31-
                  2007)(F20)

       (ii) (e) Amendment to Participation Agreement in effect between Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company et al. (effective 4-30-2010) (F24)

       (iii) (a)  Participation Agreement Among Met Investors Series Trust, Met
                  Investors Advisory, LLC, MetLife Investors Distribution Company and General American Life Insurance Company. (effective 4-30-2001)(F19)

       (iii) (b)  First Amendment to the Participation Agreement Among Met
                  Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company, and General American Life Insurance Company (F21)


       (iii) (c)  Amendment to Participation Agreement in effect between Met
                  Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company et al. (effective 4-30-2010) (F24)

       (iv) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, General American Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC (filed herewith)

       (v) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, General American Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC (filed herewith)


   (9)            Opinion of Counsel (F15)

   (10) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP). (filed herewith)

   (11)           Not applicable

   (12)           Not applicable


   (13) Powers of Attorney for Robin Lenna, Peter M. Carlson, Frank Cassandra, Joi Corrothers, Marlene Debel, David Griffiths, Andrew Kaniuk, John McCallion and Anne M. Belden (filed herewith)

(F2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to registration statement of General American Separate Account Eleven, File No. 033-10146.

(F3) Incorporated herein by reference to Post-Effective Amendments No. 29 and 34 to this Registration Statement.

(F5) Incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement.

(F9) Incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement.
(F10) Incorporated herein by reference to Post-Effective Amendment No. 43 to this Registration Statement.

(F11) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit (f)(iii) on June 9, 2003.

(F12) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit (f)(iv) on June 9, 2003.

(F13) Incorporated herein by reference to Post-Effective Amendment No. 3 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-53477 (VUL 98), filed on April 28, 2000.

(F14) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-83625 (Destiny), filed on May 1, 2001.

(F15) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 49 on Form N-4 to the registration statement, File Nos. 002-39272/811-02162, filed on April 29, 2003.

(F16) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 50 on Form N-4 to the registration statement, File Nos. 002-39272/811-2162, filed on April 29, 2004.

(F17) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 53 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 27, 2006.

(F18) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 54 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 23, 2007.

(F19) Incorporated herein by reference to Post-Effective Amendment No. 5 on Form S-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-53477/811-04901 (VUL 98), filed as Exhibit 14(x) on April 30, 2002.

(F20) Incorporated herein by reference to Post-Effective Amendment No. 55 to the registration statement on Form N-4, File
           Nos. 002-39272/811-02162, filed on April 23, 2008.

(F21) Incorporated herein by reference to Post-Effective Amendment No. 56 to the registration statement on Form N-4, File
           Nos. 002-39272/811-02162, filed on April 23, 2009.

(F22) Incorporated herein by reference to Post-Effective Amendment No. 57 to the registration statement on Form N-4, File
           Nos. 002-39272/811-02162, filed on April 27, 2010.

(F23) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 25, 2011.

(F24) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 59 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 26, 2012.

(F25) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 60 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 23, 2013.

(F26) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 62 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 28, 2015.



ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR



NAME AND PRINCIPAL BUSINESS ADDRESS           DIRECTOR, POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------------   ---------------------------------------------------------------
Robin Lenna                                   Director, Chairman of the Board, President and Chief Executive
200 Park Avenue, 12th Floor                   Officer
New York, NY 10166

Peter M. Carlson                              Director, Executive Vice President and Chief Accounting Officer
1095 Avenue of the Americas
New York, NY 10036

Anne Belden                                   Vice President and Chief Financial Officer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Frank Cassandra                               Director
501 Route 22
Bridgewater, NJ 08807

Joi Corrothers                                Director
200 Park AvenueNew York, NY 10166

Marlene Debel                                 Director
200 Park Avenue
New York, NY 10166

David Griffiths                               Director
501 Route 22
Bridgewater, NJ 08807

Andrew Kaniuk                                 Director and Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Dina Lumerman                                 Director
501 Route 22
Bridgewater, NJ 08807

John McCallion                                Director, Executive Vice President and Treasurer
200 Park Avenue
New York, NY 10166

Jason P. Manske                               Executive Vice President and Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962

Rhea Adler                                    Senior Vice President
200 Park Avenue
New York, NY 10166

Stewart M. Ashkenazy                          Senior Vice President
200 Park Avenue
New York, NY 10166

Roberto Baron                                 Senior Vice President
200 Park Avenue
New York, NY 10166

Timothy J. Brown                              Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Damien Cranwell                               Senior Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Darrell Hall                                  Senior Vice President and Chief Legal Officer
200 Park Avenue
New York, NY 10166

Ruskin J. Adams                               Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

Richard J. Barquist                           Vice President
27-01 Queens Plaza North
Long Island City, NY 11101

Jodi M. Conley                                Vice President
501 Route 22
Bridgewater, NJ 08807

Geoffrey A. Fradkin                           Vice President
501 Route 22
Bridgewater, NJ 08807

Ignazio J. Greco                              Vice President
277 Park Avenue
46th Floor
New York, NY 10172

James W. Koeger                               Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

Christopher A. Kremer                         Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Cynthia Mallett                               Vice President
One Financial Center
20th Floor
Boston, MA 02111

Timothy J. McLinden                           Vice President
277 Park Avenue
46th Floor
New York, NY 10172

Sabrina Model                                 Vice President
501 Route 22
Bridgewater, NJ 08807

James J. Reilly                               Vice President
One Financial Center
20th Floor
Boston, MA 02111

Thomas J. Schuster                            Vice President
200 Park Avenue, 12th Floor
New York, NY 10166

Robert L. Staffier Jr.                        Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Richard A. Stevens                            Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Barbara Stroz                                 Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Nan D. Tecotzky                               Vice President
200 Park Avenue
12th Floor New York, NY 10166

William Anderson                              Vice President and Assistant Treasurer
One MetLife Way
Whippany, NJ 07984

David Barker                                  Vice President and Corporate Illustration Actuary
501 Route 22r
Bridgewater, NJ 08807

Antonio Cocolla.                              Vice President and Illustration Officer
1300 Hall Boulevard
Bloomfield, CT 06002

Tyla L. Reynolds                              Vice President and Secretary
600 North King Street
Wilmington, DE 19801


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of General American Life Insurance Company, the Depositor, which is organized under the laws of Missouri. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company which is organized under the laws of state of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2016

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2016. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

D. MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company ("ALICO"), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited ("ITAS") and the rest by third parties.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada., 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

                  i) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

                        1) AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.    Enterprise General Insurance Agency, Inc. (DE)

F.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

G.    First MetLife Investors Insurance Company (NY)

H.    Newbury Insurance Company, Limited (DE)

I.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Investments Securities, LLC (DE)

J.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        1)     OMI MLIC Investments Limited (Cayman Islands)

      3.    Sandpiper Cove Associates II, LLC (DE)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

                  i) Mansell Retail, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuels I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    HPZ Assets LLC (DE)

      9.    Missouri Reinsurance, Inc. (Cayman Islands)

      10.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      11.   ML New River Village III, LLC (DE)

      12.   MetLife RC SF Member, LLC (DE)

      13.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   Met Canada Solar ULC (Canada)

      14.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      15.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      16. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      17. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      18.   Corporate Real Estate Holdings, LLC (DE)

      19.   MetLife Tower Resources Group, Inc. (DE)

      20.   Headland-Pacific Palisades, LLC (CA)

      21. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      22.   WFP 1000 Holding Company GP, LLC (DE)

      23.   White Oak Royalty Company (OK)

      24.   500 Grant Street GP LLC (DE)

      25. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      26. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      27.   MetLife Retirement Services LLC (NJ)

      28.   Euro CL Investments, LLC (DE)

      29.   MEX DF Properties, LLC (DE)

            a) LAR Vivienda XVII, S. de R.L. de C.V. (Mexico) - 99.99% of LAR Vivienda XVII S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

      30. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

      31.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      32.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      33.   MLIC Asset Holdings LLC (DE)

      34.   85 Broad Street Mezzanine LLC (DE)

      35.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth Retail Holding LLC (DE)

            b)   The Building at 575 Fifth Retail Owner LLC (DE)

      36.   ML Bridgeside Apartments LLC (DE)

      37. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      38.   MLIC CB Holdings LLC (DE)

      39. MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by General American Life Insurance Company.

      40.   Oconee Hotel Company, LLC (DE)

      41.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      42.   1201 TAB Manager, LLC (DE)

      43. MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

      44. MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by General American Life Insurance Company.

      45.   1001 Properties, LLC (DE)

      46. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      47.   6104 Hollywood, LLC (DE)

      48.   Boulevard Residential, LLC (DE)

      49.   ML-AI MetLife Member 3, LLC (DE)

      50.   Ashton Judiciary Square, LLC (DE)

      51. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      52. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      53.   Marketplace Residences, LLC (DE)

      54.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      55.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      56.   Haskell East Village, LLC (DE)

      57. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 28.971% by MetLife Insurance Company USA

      58.   ML Terraces, LLC (DE)

      59.   Chestnut Flats Wind, LLC (DE)

      60.   MetLife 425 MKT Member, LLC (DE)

      61.   MetLife OFC Member, LLC (DE)

      62.   MetLife THR Investor, LLC (DE)

      63. ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by General American Life Insurance Company.

      64. ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

      65.   MetLife CB W/A, LLC (DE)

      66. MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by General American Life Insurance Company.

      67.   10700 Wilshire, LLC (DE)

      68.   Viridian Miracle Mile, LLC (DE)

      69. MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by General American Life Insurance Company

      70.   MetLife OBS Member, LLC (DE)

      71.   MetLife 1007 Stewart, LLC (DE)

      72. ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC's ownership interest is owned by MLIC and 1.03% by General American Life Insurance Company.

      73.   MetLife Treat Towers Member, LLC (DE)

      74.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      1)    LHCW Hotel Holding LLC (DE)

                            aa)    LHCW Hotel Holding (2002) LLC (DE)

                            bb)    LHCW Hotel Operating Company (2002) LLC (DE)

      75. ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by General American Life Insurance Company.

      76.   MetLife SP Holdings, LLC (DE)

            a)   MetLife Private Equity Holdings, LLC (DE)

      77.   Buford Logistics Center, LLC (DE)

      78.   ML North Brand Member, LLC (DE)

      79.   MetLife Park Tower Member, LLC (DE)

            a)   Park Tower REIT, Inc. (DE)

                 i)   Park Tower JV Member, LLC (DE)

      80. MCPP Owners, LLC (DE) - 84.503% is owned by MLIC, 0.603% by General American Life Insurance Company, 1.616% by Metropolitan Tower Life Insurance Company, and 13.278% by MTL Leasing, LLC.

      81.   MetLife HCMJV 1 GP, LLC (DE)

      82.   MetLife ConSquare Member, LLC (DE)

      83.   MetLife Ontario Street Member, LLC (DE)

      84.   1925 WJC Owner, LLC (DE)


K.    MetLife Capital Trust IV (DE)

L.    MetLife Insurance Company USA (DE)

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    MetLife Canadian Property Ventures LLC (NY)

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    Euro TI Investments LLC (DE)

      5. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company USA.

      6.    MetLife USA Assignment Company (CT)

      7.    TIC European Real Estate LP, LLC (DE)

      8.    Euro TL Investments LLC (DE)

      9.    TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      10.   MetLife Renewables Holding, LLC (DE)

            a)    Greater Sandhill I, LLC (DE)

      11.   TLA Holdings II LLC (DE)

      12.   TLA Holdings III LLC (DE)

      13. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MetLife Insurance Company USA, 22.2% by MLIC and 50% by a third party.

      14.   ML 1065 Hotel, LLC

      15.   Daniel/MetLife Midtown Atlanta Master Limited Liability
            Company (DE)

            a)    1075 Peachtree, LLC (DE)

      16.   Brighthouse Reinsurance Company of Delaware (DE)

M.    MetLife Reinsurance Company of South Carolina (SC)

N.    MetLife Investment Advisors, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

           d) MetLife International PE Fund III, LP - 88.93% of the limited partnership interests of MetLife International PE Fund III LP is owned by MetLife Insurance K.K, 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           e) MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K, 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 20.06%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 3.24%, MetLife Insurance Company of Korea Limited owns 2.91%, General American Life Insurance Company owns 0.07% and MetLife Insurance Company USA owns 0.14%.

                i)   MetLife Core Property REIT, LLC (DE)

                     1) MetLife Core Property Holdings, LLC - MetLife Core Property Holdings, LLC also holds the following single-property limited liability companies: MCP Alley 24 East, LLC, MCP Denver Pavilions Member, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Redondo, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernardo, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterford Atrium, LLC, MCP EnV Chicago, LLC, MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest LLC, MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC, MCP Plaza at Legacy, LLC, MCP VOA Holdings, LLC, MCP VOA I& III, LLC, MCP VOA II, LLC, MCP Highland Park Lender, LLC, MCP One Westside, LLC, MCP 7 Riverway, LLC, MCP Trimble Campus, LLC, MCP 9020 Murphy Road, LLC, MCP Buford Logistics Center 2 Member, LLC, and MCPF Acquisition, LLC, MCP 60 11th Street Member, LLC, MCP Magnolia Park Member, LLC, and MCP Fife Enterprise Member, LLC, MCP Northyards Holdco, LLC, MCP Northyards Owner, LLC, MCP Northyards Master Lessee, LLC, 60 11th Street, LLC, Magnolia Park Greenville,Venture, LLC, Magnolia Park Greenville, LLC, MCP 22745 & 22755 Relocation Drive, LLC, MCP DMCBP Phase II Member, LLC, MetLife Core Property TRS, LLC.

                           aa)    MCP Property Management, LLC (DE)

      4.   MIM Property Management, LLC (DE)

      5.   MetLife Commercial Mortgage Income Fund GP, LLC (DE)

           a) MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the "Fund"). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund:
                Metropolitan Life Insurance Company owns 28.83%, MetLife Insurance Company USA owns 9.61%, MetLife Insurance Company of Korea, Limited. owns 5.66%, MetLife Limited owns 3.81%, and Metropolitan Life Insurance Company of Hong Kong Limited owns 0.76%.

                i)   MetLife Commercial Mortgage REIT, LLC (DE)

                     1)   MetLife Commercial Mortgage Originator, LLC (DE)

                          aa)    MCMIF Holdco I, LLC (DE)

O.    MetLife Standby I, LLC (DE)

P.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

Q.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

R.    MetLife Capital Trust X (DE)

S.    Cova Life Management Company (DE)

T.    MetLife Reinsurance Company of Charleston (SC)

U.    MetLife Reinsurance Company of Vermont (VT)

V.    Delaware American Life Insurance Company (DE)

W.    Federal Flood Certification LLC (TX)

X.    MetLife Global Benefits, Ltd. (Cayman Islands)

Y. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

Z.    MetLife Consumer Services, Inc. (DE)

AA.   MetLife Reinsurance Company of Delaware (DE)

AB.   MetLife Global, Inc. (DE)

AC.   Brighthouse Services, LLC (DE)

AD.   Brighthouse Holdings, LLC (DE)

AE.   Brighthouse Securities, LLC (DE)

AF.   Brighthouse Financial, Inc. (DE)

AG.   MetLife Insurance Brokerage, Inc. (NY)

AH.    American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a) MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

               b)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        1)  ZAO Master D (Russia)

                            aa) Joint Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding
                                 Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                       1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv) MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)  MetLife Investment Management Limited (United Kingdom)

                   vi) MM Global Operations Support Center, S.A. de C.V.
                       (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by MetLife Global Holding Company I GmbH (Swiss).

                       1. Fundacion MetLife Mexico, A.C. (Mexico)

                  vii) MetLife Colombia Seguros de Vida S.A. (Colombia) -
                       89.999966393% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH, 10.000029508% is owned by MetLife Global Holding Company I GmbH, 0.000001366% is owned by International Technical and Advisory Services Limited, 0.000001366% is owned by Borderland Investments Limited and 0.000001366% by Natiloportem Holdings, LLC.

                 viii) PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

                   ix) MetLife Innovation Centre Limited (Ireland)

                    x) MetLife EU Holding Company Limited (Ireland)

                       1) MetLife Europe d.a.c (Ireland) - MetLife EU Holding Company Limited holds 96.00315040176985% of this entity. ALICO holds 3.996758255760741% and ITAS holds 0.000091342469407%.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       2)  Agenvita S.r.l. (Italy)

                       3) MetLife Europe Insurance d.a.c (Ireland)- 93% of MetLife Europe Insurance d.a.c is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       4)  MetLife Europe Services Limited (Ireland)

                       5)  MetLife Insurance Limited (United Kingdom)

                       6)  MetLife Services, Sociedad Limitada (Spain)

                       7) MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       8)  MetLife Solutions S.A.S. (France)

                       9) Metropolitan Life Societate de Administrare a unui
                           Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

                       10) MetLife Towarzystwo Ubezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           aa) MetLife Services Sp z.o.o. (Poland)

                           bb) MetLife Towarzystwo Funduszy Inwestycyjnych,
                               S.A. (Poland)

                           cc) MetLife Powszechne Towarzystwo Emerytalne S.A.
                               (Poland)

                       11) MetLife Services Cyprus Limited (Cyprus)

                           aa) Hellenic Alico Life Insurance Company, Ltd.
                               (Cyprus) - 27.5% of Hellenic Alico Life
                               Insurance Company, Ltd. Is owned by MetLife
                               Services Cyprus Limited and the remaining is owned by a third party.

                       12) MetLife Services EOOD (Bulgaria)

                       13) MetLife Life Insurance S.A. (Greece)

                           aa) MetLife Mutual Fund Company (Greece) - 90% of
                               MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining interests are owned by third parties.

                       14) First American-Hungarian Insurance Agency Limited
                           (Hungary)

                       15) MetLife SK, s.r.o. (Slovakia) - 99.8788% of MetLife
                           SK, s.r.o. is owned by MetLife EU Holding Company Limited, 0.1212% is owned by ITAS

                       16) UBB-MetLife Zhivotozastrahovatelno Drujestvo AD
                           (Bulgaria) - 40% of UBB-MetLife
                           Zhivotozastrahovatelno Drujestvo AD is owned by MetLife EU Holding Company Limited and the rest by third parties.

                    xi)  MetLife International Holdings, LLC (DE)

                         1.   Natiloportem Holdings, LLC (DE)

                              aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios S.A. de C.V.

                                   i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                                   ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                         2. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, LLC and 74% is owned by third parties.

                         3. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, LLC.

                         4. MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

                         5. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                         6. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

                         7. MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

                         8. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

                         9. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

                              aa) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

                       10.    MetLife Worldwide Holdings, LLC (DE)

                              aa)   MetLife Limited (Hong Kong)

                                    i)    BIDV MetLife Life Insurance Limited
                                          Liability Company (Vietnam) - 60% of
                                          BIDV MetLife Life Insurance Limited
                                          Liability Company is held by MetLife
                                          Limited (Hong Kong) and the remainder
                                          by third parties

                       11.    MetLife International Limited, LLC (DE)

                       12. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                       13.    MetLife Asia Limited (Hong Kong)

                       14. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       15. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       16. MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

                       17. MetLife Mas S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

                       18.   MetLife Ireland Holdings One Limited (Ireland)

                             aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                                   i)    MetLife Ireland Treasury d.a.c
                                         (Ireland)

                                         1)    MetLife General Insurance
                                               Limited (Australia)

                                         2)    MetLife Insurance Limited
                                               (Australia) - 91.16468% of
                                               MetLife Insurance Limited
                                               (Australia) is owned by MetLife
                                               Ireland Treasury Limited and
                                               8.83532% is owned by MetLife
                                               Global Holdings Corp. S.A. de
                                               C.V.

                                               a)    The Direct Call Centre PTY
                                                     Limited (Australia)

                                               b)    MetLife Investments PTY
                                                     Limited (Australia)

                                                     i)    MetLife Insurance and
                                                           Investment Trust
                                                           (Australia) -
                                                           MetLife Insurance and
                                                           Investment Trust is
                                                           a trust vehicle, the
                                                           trustee of which is
                                                           MetLife Investments
                                                           PTY Limited ("MIPL").
                                                           MIPL is a wholly
                                                           owned subsidiary of
                                                           MetLife Insurance
                                                           Limited.

                                   ii)   Metropolitan Global Management, LLC
                                         (DE/Ireland) - 99.7% is owned by
                                         MetLife Global Holdings Corporation
                                         S.A. de C.V. and 0.3% is owned by
                                         MetLife International Holdings, LLC.

                                         aaa)  MetLife Pensiones Mexico S.A.
                                               (Mexico)- 97.5125% is owned by
                                               Metropolitan Global Management,
                                               LLC and 2.4875% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                         bbb)  MetLife Mexico Servicios, S.A.
                                               de C.V. (Mexico) - 98% is owned
                                               by Metropolitan Global
                                               Management, LLC and 2% is owned
                                               by MetLife International
                                               Holdings, LLC.

                                         ccc)  MetLife Mexico S.A. (Mexico)-
                                               99.050271% is owned by
                                               Metropolitan Global Management,
                                               LLC and 0.949729% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                               1)    MetLife Afore, S.A. de C.V.
                                                     (Mexico)- 99.99% is owned
                                                     by MetLife Mexico S.A. and
                                                     0.01% is owned by MetLife
                                                     Pensiones Mexico S.A.

                                                     aaaa)  Met1 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     bbbb)  Met2 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     cccc)  MetA SIEFORE
                                                            Adicional, S.A. de
                                                            C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     dddd)  Met3 SIEFORE Basica,
                                                            S.A. de C.V.
                                                            (Mexico) - 99.99% is
                                                            owned by MetLife
                                                            Afore, S.A. de C.V.
                                                            and 0.01% is owned
                                                            by MetLife Mexico
                                                            S.A.

                                                     eeee)  Met4 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     ffff)  Met0 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned
                                                            by MetLife Afore,
                                                            S.A. de C.V. and
                                                            0.01% is owned by
                                                            MetLife Mexico
                                                            S.A.

                                               2)    ML Capacitacion Comercial
                                                     S.A. de C.V.(Mexico) - 99%
                                                     is owned by MetLife Mexico
                                                     S.A. and 1% is owned by
                                                     MetLife Mexico Cares, S.A.
                                                     de C.V.

                                         ddd)  MetLife Insurance Company of
                                               Korea Limited (South Korea)-
                                               14.64% is owned by MetLife
                                               Mexico, S.A. and 85.36% is
                                               owned by Metropolitan Global
                                               Management, LLC.

                                               1)    MetLife Financial Services,
                                                     Co., Ltd.

                                         eee)  MetLife Mexico Holdings, S. de
                                               R.L. de C.V. (Mexico) - 99.99995%
                                               is owned by Metropolitan Global
                                               Management, LLC, and the
                                               remainder is owned by Excelencia
                                               Operativa y Tecnologica, S.A. de
                                               C.V.

                    xii)  MetLife Investment Management Holding (Ireland)
                          Limited

                          aaa)  MetLife Investment Asia Limited (Hong Kong)

                   xiii)  ALICO Operations LLC (DE)

                          aaa)  MetLife Asset Management Corp. (Japan)

                          bbb)  MetLife Seguros S.A. (Uruguay)

      3.    International Investment Holding Company Limited (Russia)

      4.    Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      5. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      6. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      7.    Alpha Properties, Inc. (USA-Delaware)

      8.    Beta Properties, Inc. (USA-Delaware)

      9.    Delta Properties Japan, Inc. (USA-Delaware)

      10.   Epsilon Properties Japan, Inc. (USA-Delaware)

      11.   Iris Properties, Inc. (USA-Delaware)

      12.   Kappa Properties Japan, Inc. (USA-Delaware)

      13. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

AI.   General American Life Insurance Company (MO)

      a.    GALIC Holdings LLC (DE)

AJ.   New England Life Insurance Company (MA)

AK.   MetLife European Holdings, LLC (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2017 there were 2,920 contract owners of qualified contracts and 447 contract owners of non-qualified contracts.



ITEM 28. INDEMNIFICATION

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), each of which is incorporated in the State of Delaware, and the Depositor, which is incorporated in the State of Missouri shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of that person's service as a director, officer, or agent of the respective company, under certain circumstances, against liabilities and expenses incurred by such person (except, with respect to the Depositor, as described below regarding MetLife Employees).

As described in its governing documents, the Underwriter, which is incorporated in the state of Missouri, may indemnify, under certain circumstances, any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Underwriter. The Underwriter also has such other and further powers of indemnification as are not inconsistent with the laws of Missouri.

MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Registrant, the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS


   (a) MetLife Investors Distribution Company, which was known as General American Distributors, Inc. prior to December 1, 2004, is the principal underwriter for the following investment companies (other than Registrant):

       General American Separate Account Twenty-Eight

       General American Separate Account Twenty-Nine
       General American Separate Account Eleven
       Security Equity Separate Account Twenty-Six

       Security Equity Separate Account Twenty-Seven
       Metropolitan Life Variable Annuity Separate Account II

       Metropolitan Life Separate Account E
       Metropolitan Life Separate Account UL
       Paragon Separate Account A
       Paragon Separate Account B
       Paragon Separate Account C

       Paragon Separate Account D

       Metropolitan Tower Separate Account One
       Metropolitan Tower Separate Account Two
       New England Life Retirement Investment Account

       New England Variable Annuity Fund I

       Separate Account No. 13S


   (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.




Name and Principal     Positions and Offices
Business Address       With Underwriter





Elizabeth M. Forget     Chairman of the Board, President, CEO and Director
200 Park Avenue
New York, NY 10166





Todd Nevenhoven               Vice President and Director     Director
4700 Westown Pkwy
Suite 200
West Des Moines, IA 50266





Bradd Chignoli            Director
501 Route 22
Bridgewater, NJ 08807





Derrick Kelson                      Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Thomas Schuster        Director
200 Park Avenue
12th Floor
New York, NY 10166





Todd Katz                 Executive Vice President
501 Route 22
Bridgewater, NJ 08807

Robin Lenna               Executive Vice President
200 Park Avenue
New York, NY 10166

David Griffiths           Vice President and Chief Compliance Officer
501 Route 22
Dridgewater, NJ 08807




Tyla L. Reynolds         Vice President and Secretary
600 North King Street
Wilmington, DE 19801




William Anderson       Vice President and Treasurer
One MetLife Way
Whippany, NJ 07981

Jamie Zaretsky         Chief Legal Officer
200 Park Avenue
New York, NY 10166


(c) Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, which also issue variable annuity contracts, during their last fiscal year.


                                                       (2)
                      (1)                       NET UNDERWRITING        (3)            (4)
               NAME OF PRINCIPAL                  DISCOUNTS AND     COMPENSATION    BROKERAGE        (5)
                  UNDERWRITER                      COMMISSIONS     ON REDEMPTION   COMMISSIONS   COMPENSATION
---------------------------------------------- ------------------ --------------- ------------- -------------
MetLife Investors Distribution Company........ $2,697,629         $0              $0            $0

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

   (a)        Registrant

   (b) Metropolitan Life Insurance Company, 200 Park Avenue, New York, New York 10166-0188


   (c)        MetLife Investors Distribution Company, 200 Park Avenue, New
              York, NY 10166


   (d) General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128

   (e)        IBM Global Services, 2000 Wade Hampton Boulevard, Greenville, SC
              29615


   (f)        MetLife, 200 Park Avenue, New York, NY 10166


   (g)        MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

   (h)        MetLife, One Financial Center, Boston, MA 02111


ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.


ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

   (a) Registrant undertakes that it will file post-effective amendments to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes to include, as part of the application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to General American at the address or phone number listed in the prospectus.

   (d) Registrant represents that it is relying upon a Securities and Exchange Commission "no-action" letter (No. P-6-88) issued to the American Council of Life Insurance concerning the conflict between the redeemability requirements of sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 and the limits on the redeemability of variable annuities imposed by section 403(b)(11) of the Internal Revenue Code. Registrant has included disclosure concerning the 403(b)(11) restrictions in its prospectus and sales literature, and established a procedure whereby each plan participant will sign a statement acknowledging these restrictions before the contract is issued. Sales representatives have been instructed to bring the restrictions to the attention of potential plan participants.

   (e) General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of St. Louis, and the State of Missouri, on April 25, 2017.

                                     General American Separate Account Two
                                     (Registrant)

                                     BY: General American Life Insurance Company
                                     (Depositor)

                                     BY: /s/ ANNE M. BELDEN
                                         ---------------------------------------
                                         ANNE M. BELDEN
                                         VICE PRESIDENT

                                     BY: General American Life Insurance Company
                                     (Depositor)

                                     BY: /s/ ANNE M. BELDEN
                                         ---------------------------------------
                                         ANNE M. BELDEN
                                         VICE PRESIDENT

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 25, 2017.

            SIGNATURE                                 TITLE
---------------------------------  ---------------------------------------------

                *
---------------------------------  Chairman of the Board, President and Chief
           Robin Lenna             Executive Officer and a Director

                *
---------------------------------  Executive Vice President, Chief Accounting
        Peter M. Carlson           Officer and a Director

                *
---------------------------------  Director
          Frank Cassandra

                *
---------------------------------  Director
           Joi Corrothers

                *
---------------------------------  Director
           Marlene Debel

                *                  Director
---------------------------------
           David Griffiths

                *                  Director
---------------------------------
           Andrew Kaniuk

                                   Director
---------------------------------
           Dina Lumerman


                *                  Director
---------------------------------
          John McCallion

            SIGNATURE                                 TITLE
---------------------------------  ---------------------------------------------

                *
---------------------------------  Vice President and Chief Financial Officer
          Anne M. Belden


*By: /s/ John M. Richards, Esq
     ----------------------------
        John M. Richards, Esq
          Attorney-in-Fact
           April 25, 2017

*General American Life Insurance Company. Executed by John M. Richards, Esq., on behalf of those indicated pursuant to powers of attorney filed herewith.

                               INDEX TO EXHIBITS

8(iv) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, General American Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC

8(v) Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, General American Life Insurance Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC

10 Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

13       Powers for Attorney for General American Life Insurance Company